UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2018—October 31, 2019

Item 1: Reports to Shareholders

Annual Report | October 31, 2019 Vanguard Selected Value Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	8
Performance Summary	10
Financial Statements	12

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Selected Value Fund returned 12.51% for the 12 months ended October 31, 2019. It outperformed its benchmark, the Russell Midcap Value Index, which returned 10.08%.

•     The broad U.S. stock market, as measured by the Russell 3000 Index, climbed more than 13% for the year. Although stocks endured stretches of volatility, their performance was boosted by the Federal Reserve’s accommodative stance and corporate earnings that largely exceeded investor expectations.

•     Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.

•     Returns were positive in eight of the fund’s 11 sectors. The advisors’ holdings in materials, information technology, and consumer discretionary contributed most to relative performance. Real estate, health care, and utilities were the biggest detractors.

•     Over the past decade, the fund’s average annualized return trailed that of its expense-free benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisors’ Report

For the 12 months ended October 31, 2019, Vanguard Selected Value Fund returned 12.51%, outperforming its benchmark, the Russell Midcap Value Index, which returned 10.08%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

We note with sorrow the passing of Donald G. Smith, the founder, president, and co-chief investment officer of Donald Smith & Co., Inc., on October 30, 2019. Mr. Smith had been a co-portfolio manager of the portion of the fund managed by the firm since 2005, and his contributions will be missed. Jon Hartsel, CFA, co-chief investment officer and director of research for Donald Smith & Co., has been named co-portfolio manager. Mr. Hartsel will serve alongside Richard L. Greenberg, CFA, chief executive officer and co-chief investment officer of Donald Smith & Co., who has been a co-portfolio manager of the fund since 2005.

The table on page 7 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 19, 2019.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:

James P. Barrow,

Founding Director

Mark Giambrone,

Managing Director

Our portfolio strategy this fiscal year resulted in solid performance driven by favorable stock selection. Our underweight position in real estate and utilities, sectors that we believe are broadly expensive, was a minor detractor relative to the last several years.

Two of our holdings were acquired, which we believe is a testament to our strategy of buying fundamentally undervalued businesses. Longtime holding Total System Services was acquired by Global Payments, which propelled the stock to a 48% gain. Recent addition Liberty Property Trust was up 46% as strong fundamental performance was augmented by a deal, announced just before the end of the fiscal year, that the company would be acquired by Prologis.

Dollar General, the portfolio’s largest position during the 12 months, was up 45%; its growth in same-store sales and new store openings increased earnings at a double-digit pace. Our technology investments also delivered strong returns, as Microchip Technology and new holding Marvell Technology Group recovered from a sharp sell-off in late 2018.

3

Similarly, we benefited from adding to our industrial investments after that fourth-quarter sell-off by building new positions in Jacobs Engineering Group, BWX Technologies, and J.B. Hunt Transport Services, which have since recovered. Financial holdings Fidelity National Financial, Element Fleet Management, and New York Community Bancorp began the period trading at ten times or less our estimate of normalized earnings but outperformed significantly as operational execution and lower interest rates lifted sentiment.

Energy-related investments detracted most. We believe that holdings in Hess, Kosmos Energy, and Parsley Energy have world-class reserves and strong production growth potential not yet recognized by the market.

Looking forward, we are confident that an extended cycle for value stocks is overdue. Though the growth cycle over the past ten-plus years has been longer than most, it has recently decelerated as investors reassess historically extreme valuation divergences and unprofitable business models.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal and Co-Chief Investment Officer

John Flynn, Principal

Ben Silver, CFA, CPA, Principal

In a market that favored growth and low volatility over value stocks, our value discipline disappointed.

Energy and health care holdings detracted most from portfolio performance, while positions in the financial, information technology, and industrial sectors added to results.

Mylan was the largest individual detractor amid lackluster results and a hoped-for improvement in generic drug pricing that didn’t materialize. The company recently announced a merger with Pfizer’s Upjohn, which increases Mylan’s distribution reach into Asia while providing significant cash flow from Upjohn’s off-patent drug portfolio. MEDNAX, a physician-outsourcing firm, detracted as its neonatal business remained under pressure amid lower birth rates and its anesthesia practice was pressured from payer mix (the percentage of revenue coming from private and government insurance and self-paying individuals). We exited the position as incremental research revealed increased challenges to cost reduction, widening the range of outcomes.

4

In energy, National Oilwell Varco and new position Halliburton detracted, as weak oil prices and temporary oversupply masked the fact that oil-and-gas capital spending must pick up dramatically to offset a looming shortfall in energy supply over the next several years.

Top contributors included engineering and construction company KBR and industrial conglomerate Carlisle Companies. KBR continues to generate strong organic growth in its government services segment and anticipates more revenue growth in its hydrocarbon business. Carlisle reported strong results as earnings beat consensus on higher revenue growth, better margins, and a lower tax rate.

We initiated several other new positions in addition to Halliburton, including PVH, Mohawk Industries, Baker Hughes, and Wabtec. Notable positions we sold to help fund these purchases included MEDNAX, Dover Corp., News Corp., and Franklin Resources.

Although it’s frustrating to see the continued dispersion between growth and value stocks, we point to the lessons of history. The scale of the opportunity we see in value today is second only to that of the late-1990s bubble period. The market continues to reward low-volatility stocks, which are perceived as safe, but many of these companies aren’t delivering earnings growth; in some cases, earnings-per-share growth is negative. Many of our holdings are delivering real earnings growth and returning significant amounts of capital to shareholders through dividends and buybacks, yet the market ignores them. The portfolio remains positioned in economically sensitive companies where we are finding a wide range of good businesses at compelling valuations.

Donald Smith & Co., Inc.

Portfolio Managers:

Richard L. Greenberg, CFA,

Chief Executive Officer

and Co-Chief Investment Officer

Jon Hartsel, CFA

Co-Chief Investment Officer

and Director of Research

After dipping in the fourth quarter of 2018, the market recovered strongly this year. Despite significant appreciation, our holdings are valued at a substantial discount to the market, at 106% of tangible book value and 6.6 times our estimate of normalized earnings, compared with the Standard & Poor’s 500 Index at over 1,170% of tangible book value and 17.9 times normalized earnings.

The top contributing industries were gold miners, homebuilders, and aircraft leasing/ airline holdings, but those were offset by energy and financial stocks.

5

Gold miners rose strongly (Gold Fields, +134.4%; Kinross Gold, +87.1%; Leagold Mining, +78.1%; and IAMGOLD, +9.5%) as worries over the U.S.-China trade dispute and the health of the economy sent the price of gold soaring since last year. Gold surpassed $1,500 per ounce in August, which benefited the industry.

Homebuilders Taylor Morrison (+51.5%) and Toll Brothers (+19.6%) were large contributors. Although builders under-performed through most of 2018, the industry started 2019 with a strong rally, buoyed by lower mortgage rates and optimism about the spring selling season. Many builders reported double-digit increases in third-quarter 2019 orders, and the market appears robust.

Many of the top portfolio holdings performed well. Air France (+22.8%) reported solid earnings and announced approval from its pilots’ union to expand the low-budget carrier Transavia. Aircraft lessor AerCap (+15.6%) also reported good earnings over the summer and booked higher-than-expected premiums on plane sales, which further boosted the stock. Micron Technology (+26.1%) was also a strong contributor.

Financial and insurance holdings were mixed. Unum Group (–21.5%) and Jefferies Group (–4.7%) hurt performance, but that was offset by CNA Financial (+11.5%) and MFA Financial (+22.4%). Energy holdings also detracted.

We added to our holdings in Celestica, Gold Fields, IAMGOLD, JetBlue, Jefferies Group, Taylor Morrison, and Unum Group. We trimmed our exposure in AerCap, Kinross Gold, MFA Financial, Micron Technology, Noble, and Everest Re Group. Aspen Insurance (which was taken over), Yamana Gold, Axis Capital, and Nabors Industries are no longer held in the portfolio. There were no new holdings for the fiscal year.

The largest industry weightings were airlines (24.4%), metals (22.2%), insurance (15.8%), and aircraft leasing (13.9%).

6

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney & Strauss, LLC	51	4,043

Conducts fundamental research on individual stocks exhibiting traditional value characteristics: price/earnings and price/book ratios below the market average and dividend yields above the market average.

Pzena Investment Management, LLC	28	2,182

Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.

Donald Smith & Co., Inc.	20	1,543	Conducts fundamental research on the lowest price-to-tangible book value companies. Research focuses on underlying quality of book value and assets, and on long-term earnings potential.
Cash Investments	1	124	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a cash position.

7

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

8

Six Months Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,036.83	$1.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

9

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Selected Value Fund	12.51%	6.03%	11.71%	$30,259
Russell Midcap Value Index	10.08	6.95	12.90	33,652
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	35,859

See Financial Highlights for dividend and capital gains information.

10

Selected Value Fund

Sector Diversification

As of October 31, 2019

Communication Services	1.1%
Consumer Discretionary	17.4
Consumer Staples	1.4
Energy	5.6
Financials	23.6
Health Care	1.7
Industrials	22.8
Information Technology	8.3
Materials	7.4
Other	0.0
Real Estate	5.7
Utilities	5.0

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

Selected Value Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (95.8%)[1]
Communication Services (0.9%)
	Interpublic Group of Cos. Inc.	2,165,722	47,104
	Omnicom Group Inc.	285,382	22,029
			69,133
Consumer Discretionary (16.8%)
	Dollar General Corp.	848,677	136,077
	Aramark	2,751,684	120,414
	Wyndham Hotels & Resorts Inc.	2,159,554	116,551
	Lennar Corp. Class A	1,887,677	112,506
	Advance Auto Parts Inc.	681,427	110,718
*,2	SeaWorld Entertainment Inc.	4,180,740	110,455
*	Taylor Morrison Home Corp. Class A	4,114,443	103,067
	Royal Caribbean Cruises Ltd.	909,096	98,937
	MGM Resorts International	3,341,362	95,229
*	Norwegian Cruise Line Holdings Ltd.	1,766,396	89,662
	Lear Corp.	527,126	62,080
	Newell Brands Inc.	2,571,382	48,779
*	Mohawk Industries Inc.	320,091	45,895
	PVH Corp.	398,801	34,759
	Gildan Activewear Inc. Class A	981,646	25,061
	Foot Locker Inc.	233,050	10,140
	Toll Brothers Inc.	98,920	3,934
			1,324,264
Consumer Staples (1.2%)
	Coca-Cola European Partners plc	1,074,654	57,505
	Kellogg Co.	337,425	21,437
	Spectrum Brands Holdings Inc.	368,061	18,480
			97,422
Energy (5.4%)
	Hess Corp.	1,620,619	106,556
	National Oilwell Varco Inc.	3,079,331	69,655
	Kosmos Energy Ltd.	11,038,752	68,440
	Halliburton Co.	2,416,832	46,524
	Parsley Energy Inc. Class A	2,441,953	38,607
	Baker Hughes Co. Class A	1,348,277	28,853
	Cenovus Energy Inc.	3,219,653	27,335
	TechnipFMC plc	1,277,750	25,210
	Murphy Oil Corp.	352,996	7,282
*	WPX Energy Inc.	400,879	4,001
*,^	Valaris plc Class A	685,248	2,816
*	Noble Corp. plc	2,006,000	2,467
			427,746
Financials (22.8%)
	Axis Capital Holdings Ltd.	2,965,837	176,260
	Willis Towers Watson plc	712,306	133,130
	Unum Group	4,346,094	119,691
	Fidelity National Financial Inc.	2,415,213	110,713
	New York Community Bancorp Inc.	8,065,082	93,958
	CNA Financial Corp.	2,066,402	92,658
	Jefferies Financial Group Inc.	4,906,607	91,606
	FNB Corp.	6,994,255	84,351
	Northern Trust Corp.	820,725	81,810
	KKR & Co. Inc. Class A	2,750,798	79,306
	Regions Financial Corp.	4,105,725	66,102
	Voya Financial Inc.	1,218,871	65,770
	Element Fleet Management Corp.	7,337,400	62,394
	Fifth Third Bancorp	1,945,926	56,588
	Everest Re Group Ltd.	212,796	54,708
	KeyCorp	3,042,425	54,672
	Navient Corp.	3,625,053	49,917
	Valley National Bancorp	4,010,311	46,439

12

Selected Value Fund

			Market
			Value•
		Shares	($000)
	AXA Equitable Holdings Inc.	1,927,461	41,633
	CNO Financial Group Inc.	1,986,667	31,091
	Invesco Ltd.	1,501,950	25,263
	Hartford Financial Services Group Inc.	424,208	24,214
	Legg Mason Inc.	639,775	23,838
	Webster Financial Corp.	528,766	23,319
	Globe Life Inc.	235,908	22,961
	Allstate Corp.	211,186	22,474
	Hanover Insurance Group Inc.	167,883	22,112
	SLM Corp.	2,510,295	21,187
	MFA Financial Inc.	1,416,357	10,750
	Comerica Inc.	121,055	7,919
			1,796,834
Health Care (1.4%)
	Cardinal Health Inc.	1,089,555	53,879
*	Mylan NV	1,810,193	34,665
	McKesson Corp.	193,631	25,753
			114,297
Industrials (22.1%)
*	AerCap Holdings NV	3,700,000	214,156
*	Air France-KLM ADR	15,446,816	182,427
*	JetBlue Airways Corp.	8,354,707	161,246
	Stanley Black & Decker Inc.	924,678	139,932
	JB Hunt Transport Services Inc.	943,094	110,870
	Wabtec Corp.	1,535,739	106,534
	Spirit AeroSystems Holdings Inc. Class A	1,245,409	101,899
	Johnson Controls International plc	2,203,386	95,473
	Jacobs Engineering Group Inc.	1,012,594	94,759
	BWX Technologies Inc.	1,256,639	73,011
	Owens Corning	1,083,768	66,413
*	AECOM	1,442,899	57,730
	Ryder System Inc.	1,058,956	51,497
*	JELD-WEN Holding Inc.	2,926,689	50,017
	Nielsen Holdings plc	2,408,983	48,565
	Carlisle Cos. Inc.	285,125	43,416
	Actuant Corp. Class A	1,717,514	42,543
*	Avis Budget Group Inc.	1,403,938	41,711
	Snap-on Inc.	199,989	32,532
	Terex Corp.	1,076,438	29,656
			1,744,387
Information Technology (7.8%)
	Microchip Technology Inc.	1,044,751	98,510
*	Micron Technology Inc.	2,047,300	97,349
	Marvell Technology Group Ltd.	3,773,225	92,029
	Avnet Inc.	1,478,844	58,503
	Hewlett Packard Enterprise Co.	3,220,553	52,849
*	Anixter International Inc.	624,710	51,695
	KBR Inc.	1,620,427	45,631
*	Arrow Electronics Inc.	304,204	24,117
*	Flex Ltd.	1,991,393	23,399
	Genpact Ltd.	498,692	19,534
*	Celestica Inc.	2,485,719	17,947
	Juniper Networks Inc.	706,087	17,525
	Jabil Inc.	349,822	12,880
			611,968
Materials (7.1%)
	Gold Fields Ltd. ADR	24,378,000	150,656
*	Element Solutions Inc.	11,509,900	124,997
*,2	IAMGOLD Corp.	31,339,433	117,209
*	Axalta Coating
	Systems Ltd.	3,257,639	96,068
*	Kinross Gold Corp.	12,815,632	62,156
*	Leagold Mining Corp.	6,787,563	13,399
			564,485
Other (0.0%)
*	Leagold Mining Corp
	Warrants Exp.
	5/29/2020	2,944,713	—
Real Estate (5.5%)
	HCP Inc.	3,622,821	136,290
	Liberty Property Trust	2,069,420	122,241
	MGM Growth Properties LLC Class A	3,588,359	111,993
	GEO Group Inc.	2,494,282	37,963
	Service Properties Trust	583,800	14,770
^	Realogy Holdings Corp.	1,286,639	10,139
			433,396
Utilities (4.8%)
	Xcel Energy Inc.	1,952,988	124,034
	Edison International	1,943,258	122,231
	Pinnacle West Capital Corp.	914,393	86,063
	Avangrid Inc.	957,737	47,935
			380,263
Total Common Stocks
(Cost $6,270,326)			7,564,195

13

Selected Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.1%)[1]
Money Market Fund (4.0%)
3,4	Vanguard Market Liquidity Fund, 1.984%	3,171,048	317,137

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	United States Treasury Bill, 2.135%, 11/14/19	2,500	2,499
5	United States Treasury Bill, 2.048%, 11/21/19	1,000	999
5	United States Treasury Bill, 1.817%, 1/30/20	1,750	1,743
			5,241
Total Temporary Cash Investments
(Cost $322,367)			322,378
Total Investments (99.9%)
(Cost $6,592,693)			7,886,573
Other Assets and Liabilities (0.1%)
Other Assets[5]			28,630
Liabilities[4]			(22,852)
			5,778
Net Assets (100%)
Applicable to 286,013,340 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			7,892,351
Net Asset Value Per Share			$27.59

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,341,772
Affiliated Issuers	544,801
Total Investments in Securities	7,886,573
Investment in Vanguard	370
Receivables for Investment Securities Sold	21,174
Receivables for Accrued Income	4,121
Receivables for Capital Shares Issued	2,621
Other Assets[5]	344
Total Assets	7,915,203
Liabilities
Payables for Investment Securities Purchased	4,614
Collateral for Securities on Loan	2,518
Payable to Investment Advisor	3,532
Payables for Capital Shares Redeemed	5,617
Payables to Vanguard	6,039
Variation Margin Payable—Futures Contracts	516
Other Liabilities	16
Total Liabilities	22,852
Net Assets	7,892,351

14

Selected Value Fund

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	6,065,062
Total Distributable Earnings (Loss)	1,827,289
Net Assets	7,892,351

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,167,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 2.5%, respectively, of net assets.

2   Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Collateral of $2,518,000 was received for securities on loan.

5   Securities with a value of $5,241,000 and cash of $344,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	819	124,316	3,217

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	163,473
Dividends—Affiliated Issuers	6,756
Interest—Unaffiliated Issuers	184
Interest—Affiliated Issuers	8,166
Securities Lending—Net	690
Total Income	179,269
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,250
Performance Adjustment	(4,730)
The Vanguard Group—Note C
Management and Administrative	11,821
Marketing and Distribution	912
Custodian Fees	47
Auditing Fees	34
Shareholders’ Reports	134
Trustees’ Fees and Expenses	9
Total Expenses	26,477
Expenses Paid Indirectly	(304)
Net Expenses	26,173
Net Investment Income	153,096
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	460,232
Investment Securities Sold—Affiliated Issuers	3,732
Futures Contracts	13,486
Foreign Currencies	19
Realized Net Gain (Loss)	477,469
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	282,608
Investment Securities—Affiliated Issuers	10,047
Futures Contracts	8,729
Change in Unrealized Appreciation (Depreciation)	301,384
Net Increase (Decrease) in Net Assets Resulting from Operations	931,949

1   Dividends are net of foreign withholding taxes of $1,620,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	153,096	166,466
Realized Net Gain (Loss)	477,469	763,198
Change in Unrealized Appreciation (Depreciation)	301,384	(1,822,298)
Net Increase (Decrease) in Net Assets Resulting from Operations	931,949	(892,634)
Distributions
Net Investment Income	(155,280)	(135,374)
Realized Capital Gain[1]	(665,160)	(859,146)
Total Distributions	(820,440)	(994,520)
Capital Share Transactions
Issued	750,115	1,443,090
Issued in Lieu of Cash Distributions	757,580	917,398
Redeemed	(2,537,860)	(2,236,747)
Net Increase (Decrease) from Capital Share Transactions	(1,030,165)	123,741
Total Increase (Decrease)	(918,656)	(1,763,413)
Net Assets
Beginning of Period	8,811,007	10,574,420
End of Period	7,892,351	8,811,007

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $74,529,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Financial Highlights

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.38	$33.15	$27.24	$28.15	$29.49
Investment Operations
Net Investment Income	.493 [1]	.493 [1]	.449 [1]	.527 [1]	.478
Net Realized and Unrealized Gain (Loss) on Investments	2.392	(3.153)	6.760	.030	(.245)
Total from Investment Operations	2.885	(2.660)	7.209	.557	.233
Distributions
Dividends from Net Investment Income	(.506)	(.423)	(.501)	(.443)	(.404)
Distributions from Realized Capital Gains	(2.169)	(2.687)	(.798)	(1.024)	(1.169)
Total Distributions	(2.675)	(3.110)	(1.299)	(1.467)	(1.573)
Net Asset Value, End of Period	$27.59	$27.38	$33.15	$27.24	$28.15

Total Return[2]	12.51%	-9.15%	27.17%	2.20%	0.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,892	$8,811	$10,574	$8,802	$9,663
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.36%	0.39%	0.35%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.89%	1.61%	1.47%	2.00%	1.62%
Portfolio Turnover Rate	31%	31%	22%	27%	24%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.02%), 0.00%, (0.04%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

19

Selected Value Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

20

Selected Value Fund

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, LLC, and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net decrease of $4,730,000 (0.06%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $370,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2019, these arrangements reduced the fund’s management and administrative expenses by $302,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

21

Selected Value Fund

E.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	7,564,195	—	—
Temporary Cash Investments	317,137	5,241	—
Futures Contracts—Liabilities[1]	(516)	—	—
Total	7,880,816	5,241	—

1 Represents variation margin on the last day of the reporting period.

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	62,126
Total Distributable Earnings (Loss)	(62,126)

22

Selected Value Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
$(000)
Undistributed Ordinary Income	100,008
Undistributed Long-Term Gains	438,837
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,293,797

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
$(000)
Tax Cost	6,592,776
Gross Unrealized Appreciation	1,918,523
Gross Unrealized Depreciation	(624,726)
Net Unrealized Appreciation (Depreciation)	1,293,797

G.   During the year ended October 31, 2019, the fund purchased $2,412,446,000 of investment securities and sold $4,078,392,000 of investment securities, other than temporary cash investments.

H.   Capital shares issued and redeemed were:

	Year Ended October 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	29,246	46,684
Issued in Lieu of Cash Distributions	33,010	29,479
Redeemed	(98,003)	(73,418)
Net Increase (Decrease) in Shares Outstanding	(35,747)	2,745

23

Selected Value Fund

I.    Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized					Oct. 31,
	2018		from	Net		Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain		Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss	)	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)	($000)	($000)	($000)
IAMGOLD Corp.	NA2	54,484	—	—		17,200	—	—	117,209
MGM Growth
Properties LLC
Class A	160,151	—	61,606	3,673		11,004	6,756	—	NA3
SeaWorld
Entertainment Inc.	—	128,605	—	—		(18,150)	—	—	110,455
Vanguard Market
Liquidity Fund	448,224	NA4	NA4	59		(7)	8,166	—	317,137
Total	608,375			3,732		10,047	14,922	—	544,801

1 Does not include adjustments to related return of capital.

2 Not applicable—at October 31, 2018, the issuer was not an affiliated company of the fund.

3 Not applicable—at October 31, 2019, the security was still held, but issuer was no longer an affiliated company of the fund.

4 Not applicable—purchases and sales are for temporary cash investment purposes.

J.   In November 2019, the board of trustees approved changes to the investment advisors of the fund. Cooke & Bieler will join Pzena Investment Management, LLC, and Donald Smith & Co., Inc., as investment advisors to the fund. Barrow, Hanley, Mewhinney & Stauss, LLC, will no longer serve as an investment advisor.

Management has determined that no other events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Selected Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Selected Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2019 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $712,586,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $155,280,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 75.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

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© 2019 The Vanguard Group, Inc.
All rights reserved.
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Q9340 122019

Annual Report | October 31, 2019 Vanguard Mid-Cap Growth Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	10
Performance Summary	12
Financial Statements	14

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Mid-Cap Growth Fund returned 13.56% for the 12 months ended October 31, 2019. It underperformed its benchmark, the Russell Midcap Growth Index, which returned 18.93%.

•     The broad U.S. stock market, as measured by the Russell 3000 Index, climbed more than 13% for the 12 months. While stocks endured stretches of volatility, their performance was boosted by the Federal Reserve’s accommodative stance and by corporate earnings that largely exceeded investor expectations.

•     Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.

•     Returns were positive for eight of the fund’s ten sectors. Weak selections in industrials, consumer discretionary, and financials detracted most from relative performance.

•     Over the decade ended October 31, 2019, the fund’s average annualized return trailed that of its expense-free benchmark by about 1 percentage point.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisors’ Report

For the 12 months ended October 31, 2019, Vanguard Mid-Cap Growth Fund returned 13.56%. It underperformed its benchmark, the Russell Midcap Growth Index, which returned 18.93%.

Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 9 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.

The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 20, 2019.

RS Investments

Portfolio Managers:

D. Scott Tracy, CFA,

Chief Investment Officer

Stephen J. Bishop

Melissa Chadwick-Dunn

Christopher W. Clark, CFA

Paul Leung, CFA

The portfolio’s positive absolute return was driven by the performance of mid-capitalization growth companies in the information technology, consumer staples, and industrial sectors, while the largest detractors in terms of absolute performance were holdings in materials and energy.

Among our holdings, the IT sector provided the largest positive contribution to relative performance. The largest detractors were in health care, consumer discretionary, industrials, and materials.

RingCentral, which provides software-as-a-service solutions for business communications and collaboration,

3

primarily in the U.S., was the largest contributor. Its products include RingCentral Office, a multitenant, multilocation, and enterprise-grade communications and collaboration product that enables employees to communicate by voice, text, team messaging and collaboration, and HD video and web conferencing through smartphones, tablets, PCs, and desk phones for businesses. The outlook for RingCentral remains strong, driven by its continued march upmarket to the much larger enterprise market and by its attractive valuation relative to its anticipated growth rate.

Another large contributor in IT was Okta, which provides enterprise-grade identity management services in two segments, subscription and professional services. We purchased the stock given the view that as the network perimeter becomes increasingly blurred and as compliance and regulatory requirements continue to increase, enterprises will spend more on identity management to protect apps, data, and users. Okta is quickly becoming the default identity layer in the cloud. Despite some noise in late summer over valuation concerns, the company performed well over the 12 months because of strong fundamentals, including reported growth measures that were ahead of already high expectations.

A more challenging area was the performance of biotechnology holdings in the health care sector. The largest detractor was Bluebird Bio, a clinical-stage biopharmarmaceutical company focused on developing transformative gene therapies for severe genetic diseases and cancer. The stock underperformed in part because of investor uncertainty about the durability of the company’s previously reported trial results, the company’s inability to share results of trials it has launched in partnership with Celgene, and a company-induced messaging misstep during a sell-side trip. We believe that enterprise value is now at a level materially too low given the multiple catalysts for the company, including the launch of three products.

In consumer discretionary, Vail Resorts, which operates U.S. mountain resorts and urban ski areas, disappointed. Despite a strong bounce-back in 2019, the stock’s 12-month performance lagged because of a subpar fourth quarter of 2018. We continue to like the stock because of the industry’s structural attractiveness and high barriers to entry. The company has best-in-class assets and the ability to segment its clients with dynamic pricing, which we believe will continue to drive growth and the company’s ability to monetize properties.

4

Another holding that drove consumer discretionary’s underperformance was Under Armour, which develops, markets, and distributes branded performance apparel, footwear, and accessories. We owned Under Armour because of the opportunity for growth in footwear (a $5 billion opportunity) and international expansion, as well as our view that with improved execution, margins would return from a low of 3% to their historical peak of 11% to 12%. Second-quarter earnings missed expectations, driven by weakness in North America, but the company showed signs of improved inventories, which we believed could drive the stock higher if met with better product innovations. After the fiscal year ended, we decided to move on from the holding after a Wall Street Journal feature that highlighted an accounting probe and the lack of a near-term catalyst that we felt could offer a countervailing narrative.

In the materials sector, one of the largest drivers of underperformance was Allegheny Technologies, which manufactures and sells specialty materials and components worldwide. The company operates through two segments, High Performance Materials and Components (HPMC) and Flat Rolled Products. We owned the stock primarily for HPMC, as the aerospace business was growing with 20% margins. We viewed Allegheny as likely to thrive in the second half of 2019 and in 2020, and we felt that could drive better optics, but we decided to move on because of trade concerns.

Our focus remains on companies that we believe can grow earnings through innovation and by taking market share— characteristics of mid-cap growth stocks that have the high growth of small-cap companies and the more proven business models of large-caps. We view the recent outsized market fluctuations as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories.

For the most recent period, we believe that investors have unfairly punished high-growth stocks. Our process can take advantage of this by adding to some of our favorite investments, by initiating new ones at attractive prices when markets sell off, and by upgrading outsized winners when markets rally faster than underlying fundamentals. We believe that this environment works to our strengths as stock pickers as we work to uncover companies with high-quality growth stories that now appear to have a valuation discount relative to their long-term average.

5

Frontier Capital Management Co., LLC

Portfolio Managers:

Stephen M. Knightly, CFA, President

Christopher J. Scarpa, Vice President

Ravi Dabas, Vice President

Performance

Note: On December 17, 2018, Vanguard transitioned Frontier’s allocation from Vanguard Morgan™ Growth Fund to Vanguard Mid-Cap Growth Fund. The commentary below is for the period from December 17, 2018, through October 31, 2019.

The period witnessed heightened volatility as the market ended 2018 with a major decline. It rebounded strongly to start 2019 as the Federal Reserve signaled a change in monetary policy. Gyrations in the market have persisted, however, driven by trade tensions and mixed economic data.

Frontier’s portion of the Mid-Cap Growth Fund modestly underperformed as a result of unfavorable sector positioning. Stock selection was neutral. Our overweight position in health care accounted for the majority of the negative sector allocation. Uncertainty over the 2020 presidential election and policies being voiced by several leading candidates combined to make health care the second-worst-performing sector.

The largest contributors to relative performance were in materials, health care, and financials. In materials, an emphasis on companies with steady demand trends, leading market positions, and new growth catalysts performed well. In health care, a focus on drug development companies paid dividends given a favorable acquisition environment. Finally, in financials, a concentration on payment processors benefiting from the favorable secular trend toward electronic payments was rewarded.

In terms of relative stock selection, technology and consumer discretionary stocks detracted most. Technology holdings, hurt by sales-force reorganizations at several software firms, hindered results. In consumer discretionary, company-specific setbacks dampened performance.

By positioning, we are overweight in health care, believing it offers attractive long-term growth characteristics at reasonable prices. We are also overweight in financials, with an emphasis on payment processors benefiting from electronic commerce. We are underweight in technology—specifically software, because of heightened valuations—and in consumer staples, where we see limited growth.

6

Outlook

We expect the pattern of increased volatility to persist as investors weigh the positive effects of easing monetary policy with headwinds from a slowing economy. Ongoing trade tensions coupled with the upcoming presidential election are likely to add to uncertainty. In this environment, we remain focused on owning companies that have multiple levers to grow their earnings without overly relying on a strong economy. While positive about the outlook, we are watching both trade tensions and consumer confidence closely. The team is taking a selective approach to managing exposure, especially in the frothy technology sector. At the same time, we are finding attractive opportunities in health care, materials and financials. We believe that elevated market volatility will present opportunities to buy good companies at reasonable valuations.

Wellington Management Company LLP

Portfolio Manager:

Timothy N. Manning,

Senior Managing Director

and Equity Portfolio Manager

Note: On December 17, 2018, Vanguard added Wellington as an advisor on Vanguard Mid-Cap Growth Fund. The commentary below is for the period from December 17, 2018, through October 31, 2019.

Over the period, large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) outperformed small-caps (as measured by the Russell 2000 Index) and mid-caps (as measured by the S&P MidCap 400 Index). By style factor, growth outperformed value. Among other notable style factors, beta, momentum, and volatility all underperformed. In aggregate, style factors modestly boosted performance, mainly as a result of the portfolio’s underweight exposures to beta and momentum relative to the index.

In this environment, the portfolio performed strongly, driven almost entirely by positive stock selection. By sector, our holdings in information technology and, to lesser extents, industrials and consumer discretionary drove results. Notable contributors included Global Payments, a provider of payment technology services; Seattle Genetics, a biotechnology company that specializes in delivering cancer-killing agents directly to tumor cells; and IHS Markit, a global information provider whose proprietary data is essential to many industries.

Detractors included Centene, a Medicaid-focused managed care organization; Gartner, an IT research and advisory services company; and Bluebird Bio, a biotech company that specializes in therapies based on gene editing.

7

In terms of positioning, the portfolio remains significantly overweight in consumer discretionary, a position funded by underweight allocations to sectors such as consumer staples, materials, financials and industrials. We added several new holdings over the period, largely in IT and health care. We also eliminated several holdings, a few of which were also in IT and health care but had graduated beyond our mid-cap opportunity set through their strong performance.

Our outlook for the U.S. economy is for continued growth, albeit at a more moderate pace, as global economies slow. Uncertainty has led companies to slow their decision-making and reduce capital expenditures, though employment in the U.S. remains strong. Sources of volatility in coming quarters may include political headlines, the buildup to the 2020 elections, Brexit, geopolitical hotspots, and tariffs. Despite that, we believe our holdings are well-positioned to sustain growth in an increasingly protectionist world.

8

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
RS Investments	46	2,072

RS Investments, a Victory Capital investment franchise, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multiyear horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams.

Frontier Capital Management Co., LLC	45	2,069

Frontier Capital employs a fundamental, bottom-up, and research-intensive investment approach to select mid-cap growth stocks. Frontier Capital seeks companies with above-average mid-cap growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically three to five years.

Wellington Management Company LLP	7	314

Wellington Management uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. Wellington Management believes there is a short-term bias in equity markets that rewards near-term cyclical growth and creates opportunity for long-term growth. The team focuses on sustainable earnings power and develops bottom-up valuations based on return on invested capital forecasts, price-to-sales, and quantitative risk factors. Wellington Management seeks to control risk by emphasizing larger positions in established growth stocks and holding smaller positions in emerging names.

Cash Investments	2	81	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

9

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

10

Six Months Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return	$1,000.00	$989.02	$1.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Growth Fund	13.56%	9.02%	13.41%	$35,199
Russell Midcap Growth Index	18.93	10.92	14.76	39,619
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	35,859

See Financial Highlights for dividend and capital gains information.

12

Mid-Cap Growth Fund

Sector Diversification

As of October 31, 2019

Communication Services	5.4%
Consumer Discretionary	15.1
Consumer Staples	2.2
Energy	1.1
Financials	6.5
Health Care	14.3
Industrials	17.9
Information Technology	31.7
Materials	3.7
Real Estate	2.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

13

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
Communication Services (5.0%)
*	Live Nation Entertainment Inc.	1,036,867	73,099
*	Twitter Inc.	2,057,998	61,678
*	IAC/InterActiveCorp	169,022	38,411
*	Take-Two Interactive Software Inc.	302,659	36,425
*	Electronic Arts Inc.	203,569	19,624
			229,237
Consumer Discretionary (14.5%)
	Dollar General Corp.	657,869	105,483
*	O’Reilly Automotive Inc.	167,483	72,941
*	Burlington Stores Inc.	309,015	59,383
	Vail Resorts Inc.	170,521	39,624
	Hilton Worldwide Holdings Inc.	362,280	35,127
	Hasbro Inc.	339,780	33,064
*	Grand Canyon Education Inc.	327,960	30,159
*	Under Armour Inc. Class C	1,557,550	28,815
	Ross Stores Inc.	260,635	28,584
*	Bright Horizons Family Solutions Inc.	192,148	28,538
	Tractor Supply Co.	251,620	23,909
*,^	Eldorado Resorts Inc.	512,709	22,954
	Domino’s Pizza Inc.	84,029	22,824
	Yum! Brands Inc.	186,713	18,991
*	Under Armour Inc. Class A	819,487	16,922
	Aramark	366,956	16,058
	Expedia Group Inc.	112,289	15,345
	BorgWarner Inc.	345,785	14,412
*	Floor & Decor Holdings Inc. Class A	268,730	12,316
	Advance Auto Parts Inc.	69,839	11,348
*	Capri Holdings Ltd.	345,298	10,728
*,^	Carvana Co. Class A	130,555	10,585
			658,110
Consumer Staples (2.0%)
*	Post Holdings Inc.	348,910	35,903
	Church & Dwight Co. Inc.	461,560	32,281
	Tyson Foods Inc. Class A	255,500	21,153
			89,337
Energy (1.0%)
	Diamondback Energy Inc.	190,261	16,317
	Noble Energy Inc.	812,024	15,640
	Concho Resources Inc.	187,016	12,627
			44,584
Financials (6.1%)
	Aon plc	346,191	66,870
	KKR & Co. Inc. Class A	1,363,667	39,315
	Moody’s Corp.	164,395	36,281
	LPL Financial Holdings Inc.	401,287	32,440
	Nasdaq Inc.	298,606	29,792
*	LendingTree Inc.	66,000	23,750
	MSCI Inc. Class A	89,700	21,040
	Webster Financial Corp.	313,966	13,846
*	Texas Capital Bancshares Inc.	180,026	9,732
	First Republic Bank	56,141	5,971
			279,037
Health Care (13.7%)
*	Exact Sciences Corp.	690,661	60,088
	Cooper Cos. Inc.	205,439	59,783
*	Seattle Genetics Inc.	354,472	38,070
*	IQVIA Holdings Inc.	262,540	37,916
	Teleflex Inc.	105,019	36,485
*	Insulet Corp.	210,279	30,558
*	GW Pharmaceuticals plc ADR	225,220	30,139
*	Bluebird Bio Inc.	363,740	29,463
*	DexCom Inc.	187,780	28,963
*	WellCare Health Plans Inc.	95,990	28,471

14

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	Sage Therapeutics Inc.	180,150	24,437
	STERIS plc	167,740	23,747
*	Intuitive Surgical Inc.	41,617	23,012
*	Incyte Corp.	235,452	19,759
	ResMed Inc.	126,734	18,746
*	Edwards Lifesciences Corp.	68,668	16,369
*	IDEXX Laboratories Inc.	53,649	15,290
*	10X Genomics Inc. Class A	241,210	13,990
*	Alcon Inc.	233,102	13,816
*	Exelixis Inc.	863,682	13,344
*	BioMarin Pharmaceutical Inc.	180,101	13,185
*	Align Technology Inc.	48,069	12,127
*	Penumbra Inc.	58,286	9,091
*	Illumina Inc.	26,022	7,690
*	Centene Corp.	116,552	6,187
*	Mettler-Toledo International Inc.	7,962	5,613
*	ABIOMED Inc.	24,883	5,165
			621,504
Industrials (17.3%)
*	IHS Markit Ltd.	1,253,334	87,758
	L3Harris Technologies Inc.	371,997	76,747
	Waste Connections Inc.	551,240	50,934
	Cintas Corp.	176,095	47,311
	Ingersoll-Rand plc	363,700	46,150
	Hexcel Corp.	586,853	43,791
	Roper Technologies Inc.	119,792	40,365
	BWX Technologies Inc.	639,959	37,182
	HEICO Corp. Class A	385,260	36,704
	TransUnion	388,026	32,059
	IDEX Corp.	191,200	29,737
	AMETEK Inc.	312,670	28,656
	Jacobs Engineering Group Inc.	294,514	27,561
	Knight-Swift Transportation Holdings Inc.	653,893	23,841
	Woodward Inc.	215,030	22,935
	Rockwell Automation Inc.	131,300	22,582
*	Teledyne Technologies Inc.	64,050	21,111
	Verisk Analytics Inc. Class A	143,980	20,834
*	Clean Harbors Inc.	249,030	20,535
*	JetBlue Airways Corp.	1,022,919	19,742
*	Stericycle Inc.	302,426	17,420
*	Kirby Corp.	182,728	14,465
	Quanta Services Inc.	341,713	14,369
			782,789
Information Technology (30.4%)
	Global Payments Inc.	709,749	120,075
	Lam Research Corp.	319,561	86,614
*	Euronet Worldwide Inc.	527,931	73,947
	Microchip Technology Inc.	733,150	69,129
*	RingCentral Inc. Class A	405,660	65,522
	KLA Corp.	376,124	63,580
	Marvell Technology Group Ltd.	2,299,726	56,090
*	Black Knight Inc.	851,438	54,662
	Amphenol Corp. Class A	527,811	52,955
	Monolithic Power Systems Inc.	300,901	45,111
*	DocuSign Inc. Class A	674,030	44,614
*	WEX Inc.	232,352	43,956
*	Fair Isaac Corp.	141,790	43,110
	KBR Inc.	1,464,842	41,250
*	Twilio Inc. Class A	427,160	41,247
*	Proofpoint Inc.	319,370	36,846
*	Dropbox Inc. Class A	1,821,542	36,103
	SS&C Technologies Holdings Inc.	686,025	35,680
*	Advanced Micro Devices Inc.	1,001,157	33,969
	Leidos Holdings Inc.	369,212	31,837
*	Wix.com Ltd.	251,500	30,701
	Genpact Ltd.	732,218	28,681
*	GoDaddy Inc. Class A	406,819	26,455
	Fidelity National Information Services Inc.	193,563	25,504
*	FleetCor Technologies Inc.	79,960	23,526
*	Guidewire Software Inc.	188,654	21,269
*	ServiceNow Inc.	80,730	19,961
*	Gartner Inc.	125,880	19,396
*	Okta Inc.	163,540	17,837
	Booz Allen Hamilton Holding Corp. Class A	228,158	16,056
*	Trimble Inc.	364,080	14,505
*	Splunk Inc.	108,449	13,010
*	Square Inc.	170,510	10,474
*	Autodesk Inc.	69,290	10,211
*	Keysight Technologies Inc.	88,410	8,922
*	Tyler Technologies Inc.	31,511	8,461
	CDW Corp.	44,336	5,671
*	Ceridian HCM Holding Inc.	75,585	3,647
			1,380,584
Materials (3.6%)
	Ball Corp.	712,817	49,876
	Sherwin-Williams Co.	80,523	46,085
	FMC Corp.	408,332	37,362
	Vulcan Materials Co.	213,707	30,532
			163,855

15

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
Real Estate (2.0%)
	SBA Communications Corp. Class A	213,945	51,486
	CyrusOne Inc.	328,880	23,442
	Brixmor Property Group Inc.	681,643	15,010
			89,938
Total Common Stocks (Cost $3,609,631)			4,338,975
Temporary Cash Investments (5.0%)[1]
Money Market Fund (4.9%)
2,3	Vanguard Market Liquidity Fund, 1.984%	2,194,671	219,489

		Face Amount ($000)
U.S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill, 1.954%, 11/7/19	3,500	3,499
4	United States Treasury Bill, 1.997%–2.082%, 12/26/19	2,600	2,594
			6,093
Total Temporary Cash Investments (Cost $225,538)			225,582
Total Investments (100.6%) (Cost $3,835,169)			4,564,557

			Amount
			($000)
Other Assets and Liabilities (-0.6%)
Other Assets			22,059
Liabilities[3]			(50,428)
			(28,369)
Net Assets (100%)
Applicable to 162,384,190 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			4,536,188
Net Asset Value Per Share			$27.93

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,345,068
Affiliated Issuers	219,489
Total Investments in Securities	4,564,557
Investment in Vanguard	214
Receivables for Investment Securities Sold	17,211
Receivables for Accrued Income	852
Receivables for Capital Shares Issued	3,782
Total Assets	4,586,616
Liabilities
Payables for Investment Securities Purchased	16,603
Collateral for Securities on Loan	25,732
Payables to Investment Advisor	1,804
Payables for Capital Shares Redeemed	3,007
Payables to Vanguard	2,964
Variation Margin Payable—Future Contracts	318
Total Liabilities	50,428
Net Assets	4,536,188

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	3,369,285
Total Distributable Earnings (Loss)	1,166,903
Net Assets	4,536,188

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $24,946,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 3.2%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Collateral of $25,732,000 was received for securities on loan.

4   Securities with a value of $3,594,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

16

Mid-Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	530		80,449	769

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	23,378
Dividends—Affiliated Issuers	—
Interest—Unaffiliated Issuers	159
Interest—Affiliated Issuers	4,327
Securities Lending—Net	147
Total Income	28,011
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,187
Performance Adjustment	(980)
The Vanguard Group—Note C
Management and Administrative	8,145
Marketing and Distribution	480
Custodian Fees	116
Auditing Fees	35
Shareholders’ Reports	88
Trustees’ Fees and Expenses	5
Total Expenses	16,076
Expenses Paid Indirectly	(162)
Net Expenses	15,914
Net Investment Income	12,097
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	475,814
Investment Securities Sold—Affiliated Issuers	3,411
Futures Contracts	16,514
Realized Net Gain (Loss)	495,739
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	33,500
Investment Securities—Affiliated Issuers	(4,149)
Futures Contracts	9,704
Change in Unrealized Appreciation (Depreciation)	39,055
Net Increase (Decrease) in Net Assets Resulting from Operations	546,891

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,097	17,653
Realized Net Gain (Loss)	495,739	556,091
Change in Unrealized Appreciation (Depreciation)	39,055	(175,861)
Net Increase (Decrease) in Net Assets Resulting from Operations	546,891	397,883
Distributions
Net Investment Income	(14,634)	(14,941)
Realized Capital Gain[1]	(465,496)	(130,422)
Total Distributions	(480,130)	(145,363)
Capital Share Transactions
Issued	877,078	898,740
Issued in Lieu of Cash Distributions	461,067	140,921
Redeemed	(1,029,526)	(1,371,055)
Net Increase (Decrease) from Capital Share Transactions	308,619	(331,394)
Total Increase (Decrease)	375,380	(78,874)
Net Assets
Beginning of Period	4,160,808	4,239,682
End of Period	4,536,188	4,160,808

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $51,435,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$28.08	$26.51	$21.75	$24.88	$26.40
Investment Operations
Net Investment Income	.074 [1]	.114 [1]	.093 [1]	.147 [2]	.064 [3]
Net Realized and Unrealized Gain (Loss) on Investments	3.027	2.379	4.817	(1.437)	1.625
Total from Investment Operations	3.101	2.493	4.910	(1.290)	1.689
Distributions
Dividends from Net Investment Income	(.099)	(.095)	(.150)	(.070)	(.038)
Distributions from Realized Capital Gains	(3.152)	(.828)	—	(1.770)	(3.171)
Total Distributions	(3.251)	(.923)	(.150)	(1.840)	(3.209)
Net Asset Value, End of Period	$27.93	$28.08	$26.51	$21.75	$24.88

Total Return[4]	13.56%	9.61%	22.69%	-5.49%	6.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,536	$4,161	$4,240	$3,980	$4,317
Ratio of Total Expenses to Average Net Assets[5]	0.36%	0.36%	0.36%	0.36%	0.43%
Ratio of Net Investment Income to Average Net Assets	0.27%	0.40%	0.39%	0.64%[2]	0.25%[3]
Portfolio Turnover Rate	111%	75%	118%	91%	93%

1   Calculated based on average shares outstanding.

2   Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.08%, respectively, resulting from a special dividend from TransDigm Group in October 2016.

3   Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd. in February 2015.

4   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

5   Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.05%), (0.04%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

Mid-Cap Growth Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

Mid-Cap Growth Fund

B.           The investment advisory firms Victory Capital Management Inc., through its RS Investments franchise, and, beginning December 2018, Frontier Capital Management Co., LLC, and Wellington Management Company LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Victory Capital Management Inc. is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2017. In accordance with the advisory contracts entered into with Frontier Capital Management Co., LLC, and Wellington Management Company LLP, beginning February 1, 2020, the investment advisory fees will be subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2019. Until December 2018, a portion of the fund was managed by William Blair Investment Management, LLC. The basic fee paid to William Blair Investment Management, LLC, was subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $980,000 (0.02%) based on performance.

C.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $214,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.           The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2019, these arrangements reduced the fund’s expenses by $162,000 (an annual rate of 0.00% of average net assets).

E.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

23

Mid-Cap Growth Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,338,975	—	—
Temporary Cash Investments	219,489	6,093	—
Futures Contracts—Liabilities[1]	(318)	—	—
Total	4,558,146	6,093	—

1 Represents variation margin on the last day of the reporting period.

F.            Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	73,013
Total Distributable Earnings (Loss)	(73,013)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	6,681
Undistributed Long-Term Gains	433,977
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	728,704

24

Mid-Cap Growth Fund

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,835,853
Gross Unrealized Appreciation	857,673
Gross Unrealized Depreciation	(128,969)
Net Unrealized Appreciation (Depreciation)	728,704

G.          During the year ended October 31, 2019, the fund purchased $4,707,084,000 of investment securities and sold $4,873,002,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2019, such purchases and sales were $1,393,770,000 and $271,072,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

H.           Capital shares issued and redeemed were:

	Year Ended October 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	32,573	31,360
Issued in Lieu of Cash Distributions	20,099	5,324
Redeemed	(38,454)	(48,445)
Net Increase (Decrease) in Shares Outstanding	14,218	(11,761)

25

Mid-Cap Growth Fund

I.                Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	158,747	NA1	NA1	(1)	3	4,327	—	219,489
Vanguard Mid-Cap Growth ETF	12,898	—	12,158	3,412	(4,152)	—	—	—
Total	171,645			3,411	(4,149)	4,327	—	219,489

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J.             Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Mid-Cap Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

27

Special 2019 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $485,975,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $25,351,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122019

Annual Report | October 31, 2019 Vanguard International Explorer™ Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Performance Summary	11
Financial Statements	13
Trustees Approve Advisory Arrangements	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•  For the 12 months ended October 31, 2019, Vanguard International Explorer Fund returned 4.85%. It trailed its benchmark, the S&P EPAC SmallCap Index, which returned 7.69%.

•  The fund’s advisors invest in smaller companies that they believe have strong long-term growth prospects.

•  Stocks from the Pacific region and emerging markets boosted relative performance. European stocks, which represented more than half of the fund’s assets on average, were the biggest laggards.

•  Only three of the fund’s 11 industry sectors helped relative performance; health care contributed the most. Real estate, consumer discretionary, and materials were the largest detractors.

•  For the ten years ended October 31, 2019, the fund’s average annual return was 7.03%, below the 7.79% return of its benchmark.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisors’ Report

For the fiscal year ended October 31, 2019, Vanguard International Explorer Fund returned 4.85%. Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 21, 2019.

Schroder Investment Management North America Inc.

Portfolio Manager:

Matthew F. Dobbs,

Head of Global Small Companies

International small-capitalization equities largely erased last year’s losses, gaining 7.7% for the fiscal year as measured by the S&P EPAC SmallCap Index. However, they once again fell short of their larger-cap peers, as the S&P EPAC Large-MidCap Index rose 10.8%.

Overall returns masked volatility as markets weakened in the closing months of 2018, followed by a rally in the first quarter of 2019. Since then, they have largely marked time amid generally anemic economic growth and negative earnings revisions.

Small-cap underperformance was particularly marked in Asia ex-Japan markets. Smaller-company stocks fell in a number of sectors (including communication services, financials, and consumer staples), while larger-cap peers rose more than 10%. Small-caps also lagged in continental Europe. More internationally diversified larger companies in sectors such as consumer discretionary, industrials, and materials fared better than smaller companies more exposed to domestic economic trends.

In our portion of the portfolio, continental European markets disappointed most. Our sector allocation was somewhat weighted toward more cyclical growth, which was not helpful in the current economy.

However, stock selection was the biggest headwind, most notably in industrials (Maire Tecnimont, Befesa, Senvion, and Aumann) but also in information technology (Stemmer Imaging), communication services (Ubisoft), and materials (AMG Advanced Metallurgical). Our positioning in real estate also detracted. The portfolio had minimal exposure to REITs, which were in demand as interest rates declined worldwide, particularly in Europe.

3

Stock selection was also negative in the United Kingdom. The consumer discretionary sector supplied some of the strongest performers (such as Dunelm and Pets at Home) but also significant disappointments (including Ted Baker and Superdry).

A partial offset was provided by stock selection in Asia ex-Japan markets, both developed and emerging. Notable contributors included Techtronic Industries, New Oriental, ASM Pacific Technology, NCSoft, and Giant Manufacturing. In Japan, a minimal exposure to REITs was more than offset by strong selection in industrials, health care, and information technology.

We continue to focus on companies offering superior return and growth characteristics. We remain underweighted in classically defensive (and, in our view, expensive) sectors such as health care, utilities, consumer staples, and REITs.

Wellington Management Company LLP

Portfolio Manager:

Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager

Toward the end of 2018, global equities tumbled. Concerns about slowing global growth weighed heavily on the markets, China’s economy grew at the weakest pace in a decade, and economic growth in the euro zone moderated.

In the third quarter of 2019, the European Central Bank unveiled a sweeping, long-term economic stimulus package to bolster the euro-zone economy against slowing growth and trade frictions. It included an open-ended asset purchase program and more favorable bank lending conditions.

U.S. President Donald Trump canceled a tariff increase scheduled for October, and the U.S. and China made substantial progress toward a “phase one” trade agreement. The risk of a no-deal Brexit declined significantly after a draft deal was agreed upon by the U.K. and the European Union. On the monetary front, most global central banks reiterated their dovish policy stances.

Stock selection in consumer discretionary, industrials, and communication services detracted most from our portion of the portfolio’s relative performance. This was partly offset by positive selection in health care, materials, and financials.

Allocation among sectors—a result of our bottom-up stock selection process—also hurt, driven primarily by significantly underweighted exposures to real estate and information technology. Among regions, selection in Europe—specifically in the U.K., Italy, Switzerland, and France—lagged the most.

4

Among the top relative detractors were Maisons du Monde, IHI, and oOh!media. Maisons du Monde is a French-based home decor and furniture company. It reported lower-than-expected EBITDA and margins, driven partly by currency headwinds, heightened promotional activity to reduce inventory, and increased marketing costs. We believe the market is overreacting to short-term noise and that, at the end of the year, the company is still well-positioned to meet or exceed full-year guidance.

IHI is a Japanese industrial machinery company. Its stock sold off on weaker-than-expected results and reduced guidance compounded by a series of downward earnings revisions. We believe this weakness is short-sighted and mostly temporary.

oOh!media is an Australia-based outdoor advertising company. Its stock sold off following an abrupt broad-based slowdown in the Australian advertising industry. We believe this ignores some of the expected idiosyncratic drivers of future performance: digitalization of assets, better return on investment (ROI) for clients, and an increasing share of the Australian market.

Top relative contributors included Nippon Shinyaku, Ultra Electronics, and Rentokil Initial. Nippon Shinyaku is a Japan-based manufacturer and retailer of pharmaceuticals and foodstuffs. It benefited from stronger-than-expected sales and the news that the U.S. Food and Drug Administration had delayed approval of competitor Sarepta Therapeutics’ drug candidate Golodirsen.

Ultra Electronics is a U.K.-based defense contractor. Organic revenue growth was higher than expected, pointing to potential early success in its new CEO’s “Focus, Fix, Grow” strategic initiative. Its order book was strong, with increased visibility in U.S. revenues of about 50% to 2023.

Rentokil Initial is an international support services business with market-leading positions in pest control and hygiene services. It has had a great run over the past year, with steady organic growth, consistent and improving margins, and strong capital allocation.

Relative to the benchmark, at the end of the period our portfolio was most overweighted in industrials, health care, and consumer discretionary and most underweighted in real estate, information technology, and communication services. By region, Japan was our largest overweight and Asia Pacific ex-Japan our biggest underweight. We continue to look for high-quality companies that have been neglected by the market and offer attractive investment opportunities.

5

TimesSquare Capital Management, LLC

Portfolio Manager:

Magnus S. Larsson,

Director and Head of International Equities

Markets reversed course at the start of 2019 as hopes of easing tensions resulted in market gains. However, clouds reappeared on the horizon with renewed global trade tensions and a slowdown in the rate of global economic expansion. In response, a number of central banks embarked on monetary easing.

In our portion of the fund, contributions were strongest from holdings in Japan, driven by stock selection. Europe and the emerging markets slightly detracted. In Japan, some of last year’s largest detractors posted the strongest gains. After a challenging 2018, Horiba, a manufacturer of instruments for the semiconductor and automotive end markets, outperformed after management’s announcement of a new midterm plan as fundamentals for the semiconductor sector bottomed.

Charging ahead by 35% was Open House, a developer of new detached homes that retail for two-thirds the price of a condominium. As it expanded market share in cities with growing populations of younger couples, the company upwardly revised its full-year forecasts.

Partially offsetting these winners was shopping center operator Izumi. The company released disappointing fiscal-year results, downwardly revised its medium-term guidance, and cut new store openings.

In Asia ex-Japan, shares in IPH, Australia’s largest intellectual property management services provider, benefited when it announced plans to acquire its peer, Xenith IP Group, to create a market leader. In contrast, outsourced fund administration services provider Link Administration declined when the company lowered its fiscal-year earnings guidance after client losses and account consolidation.

In Europe, Spain-based Prosegur Compañia de Seguridad (PSG) provides security services in Europe and Latin America. Argentina contributes about 19% of its revenues. Its shares sold off after the primary presidential elections in Argentina, which the incumbent lost, and the weakening of the Argentine peso.

Hurt by the weaker automotive market was German-based SAF-Holland, a leading commercial vehicle supplier of systems and components. Shares retreated when the company pared 2020 forecasts in the face of deteriorating economic conditions.

U.K.-based Auto Trader is an online marketplace for passenger vehicles. Its shares ascended as it sustained strong growth through package upsell and price increases.

6

French-based Altran Technologies is the global leader in engineering consulting. In the first quarter of 2019, it reported strong results based on revenue growth and margin expansion, integration of its Aricent acquisition, and profit turnaround in Germany. In June 2019, French information technology consulting firm Capgemini announced its plan to buy Altran, leading shares to rally further.

Weakness in the emerging markets came from India’s financial sector. Edelweiss, a diversified financial services company, lost ground because of tight liquidity in the commercial paper funding market.

Adhering to our strong valuation discipline, we took profit from some of our strongest contributors and added to conviction ideas with undue weakness. We continue to employ our bottom-up analysis to identify businesses with secure foundations to support their growth in most environments.

7

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management North America Inc.	48	1,553

The advisor employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including a company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors. The advisor also considers the relative value of a company’s securities compared with those of other companies and the market as a whole.

Wellington Management Company LLP	29	907

The advisor employs a traditional, bottom-up approach that is opportunistic in nature, relying on global and regional research resources to identify both growth-oriented and neglected or misunderstood companies.

TimesSquare Capital Management, LLC	21	653

The advisor employs a quality growth philosophy that is based on the premise that a skilled research team—emphasizing management quality, superior business models, and valuation—contributes to a diversified portfolio that will generate superior risk-adjusted returns over the long term.

Cash Investments	2	50	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

8

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

9

Six Months Ended October 31, 2019
International Explorer Fund	Beginning Account Value 4/30/2019	Ending Account Value 10/31/2019	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$993.08	$1.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

10

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Explorer Fund	4.85%	4.99%	7.03%	$19,728
S&P EPAC SmallCap Index	7.69	6.72	7.79	21,177
MSCI All Country World Index ex USA	11.84	4.31	5.42	16,960

See Financial Highlights for dividend and capital gains information.

11

International Explorer Fund

Sector Diversification

As of October 31, 2019

Communication Services	3.5%
Consumer Discretionary	18.0
Consumer Staples	4.1
Energy	0.9
Financials	9.3
Health Care	9.3
Industrials	29.4
Information Technology	11.9
Materials	7.4
Real Estate	4.3
Utilities	1.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

12

International Explorer Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)[1]
Australia (4.1%)
	Iluka Resources Ltd.	2,340,990	15,153
	Steadfast Group Ltd.	5,260,200	13,027
	Link Administration Holdings Ltd.	3,018,099	11,638
	Challenger Ltd.	1,937,400	10,626
	James Hardie Industries plc	583,838	10,027
	IPH Ltd.	1,801,500	10,021
^	Bingo Industries Ltd.	6,000,716	9,925
	oOh!media Ltd.	4,084,466	7,763
	Monadelphous Group Ltd.	683,643	7,236
	Incitec Pivot Ltd.	2,922,883	6,955
	NRW Holdings Ltd.	4,308,734	6,700
^,*	Nufarm Ltd.	1,424,898	5,815
	Bravura Solutions Ltd.	1,850,922	5,207
	Domain Holdings Australia Ltd.	2,134,985	4,658
	Ansell Ltd.	200,767	3,818
	Costa Group Holdings Ltd.	1,243,546	2,446
			131,015
Austria (1.4%)
	Lenzing AG	112,500	11,850
	Wienerberger AG	401,639	10,879
	ANDRITZ AG	185,424	8,338
^	Porr AG	216,375	5,124
	Schoeller-Bleckmann Oilfield Equipment AG	63,088	3,606
*	S&T AG	141,473	3,051
	Palfinger AG	59,200	1,691
			44,539
Belgium (1.2%)
	Barco NV	48,100	10,476
*	Galapagos NV	48,862	8,996
	Cie d’Entreprises CFE	92,991	8,964
	Euronav NV	653,426	7,369
	Shurgard Self Storage SA	84,439	2,850
			38,655
Brazil (0.4%)
	Cogna Educacao	2,291,300	5,525
	Odontoprev SA	1,494,500	5,511
			11,036
China (2.9%)
	Shenzhou International Group Holdings Ltd.	807,600	11,160
	Li Ning Co. Ltd.	2,588,000	8,775
2	A-Living Services Co. Ltd.	2,701,450	8,175
*	New Oriental Education & Technology Group Inc. ADR	60,538	7,389
	BEST Inc. ADR	1,179,300	6,722
*,2	Tongcheng-Elong Holdings Ltd.	4,010,800	6,530
	Haitian International Holdings Ltd.	2,760,000	6,513
	HUYA Inc. ADR	287,900	6,403
	Huazhu Group Ltd. ADR	161,009	6,096
	Shandong Weigao Group Medical Polymer Co. Ltd.	5,272,000	6,053
	Nexteer Automotive Group Ltd.	5,660,000	5,275
^,*	Baozun Inc. ADR	116,975	5,091
*	51job Inc. ADR	50,364	3,967
*,2	Topsports International Holdings Ltd.	2,076,000	2,504
			90,653
Denmark (1.2%)
	Topdanmark A/S	401,183	17,968
	Royal Unibrew A/S	197,358	16,191
	SimCorp A/S	45,300	4,054
*,§	OW Bunker A/S	1,000,000	—
			38,213

13

International Explorer Fund

			Market
			Value•
		Shares	($000)
Finland (0.3%)
	Metso Oyj	144,825	5,483
*	Outotec Oyj	737,607	4,754
			10,237
France (10.1%)
	Rubis SCA	717,875	41,628
	Altran Technologies SA	2,352,640	37,405
	Nexity SA	617,102	31,940
	Elis SA	1,340,102	25,621
	Teleperformance	99,751	22,632
	Trigano SA	250,000	22,547
	SPIE SA	826,026	17,434
*	Ubisoft Entertainment SA	252,049	14,896
	Orpea	123,500	14,875
*	ID Logistics Group	66,038	12,625
	Kaufman & Broad SA	327,221	12,483
*,2	SMCP SA	848,055	11,939
*	SOITEC	101,874	11,237
*	Virbac SA	37,915	9,246
2	Maisons du Monde SA	613,685	8,493
	Gaztransport Et Technigaz SA	92,100	8,403
	Imerys SA	193,288	7,467
^	Tikehau Capital SCA	222,747	5,718
^,*	Innate Pharma SA	341,522	2,064
	LISI	53,100	1,867
			320,520
Germany (4.6%)
	Stabilus SA	394,207	22,132
*	HelloFresh SE	1,143,728	19,946
	Grand City Properties SA	805,000	18,846
^	S&T AG	665,853	14,200
	New Work SE	33,576	10,577
	CTS Eventim AG & Co. KGaA	163,300	9,890
	Wacker Chemie AG	125,683	9,846
^	STRATEC SE	130,052	9,825
2	Befesa SA	225,000	8,348
	Stemmer Imaging AG	291,170	7,952
	SAF-Holland SA	683,338	4,825
	Nemetschek SE	94,000	4,796
	MorphoSys AG	28,700	3,133
^,*	Jumia Technologies AG ADR	134,391	867
			145,183
Hong Kong (1.4%)
	Techtronic Industries Co. Ltd.	1,964,500	15,353
	ASM Pacific Technology Ltd.	1,079,400	15,071
^	Value Partners Group Ltd.	12,173,000	6,408
	Johnson Electric Holdings Ltd.	2,646,625	4,833
2	Crystal International Group Ltd.	9,975,500	3,850
			45,515
India (0.9%)
	Apollo Hospitals Enterprise Ltd.	481,499	10,075
	Gujarat Pipavav Port Ltd.	6,724,221	8,187
	Container Corp. Of India Ltd.	980,838	8,127
	Zee Entertainment Enterprises Ltd.	818,671	3,004
			29,393
Ireland (2.9%)
	Dalata Hotel Group plc	5,608,000	33,153
	Smurfit Kappa Group plc	411,543	13,745
	Irish Continental Group plc	1,855,500	8,873
	Flutter Entertainment plc	82,610	8,520
	Irish Residential Properties REIT plc	3,800,000	7,442
	Kingspan Group plc	141,545	7,333
	Glanbia plc	629,963	7,026
	Origin Enterprises plc	1,175,000	6,148
			92,240
Italy (7.6%)
	Cerved Group SPA	3,269,945	31,825
	Recordati SPA	506,193	21,273
	Banca Generali SPA	603,573	19,705
	Autogrill SPA	1,807,899	17,875
	FinecoBank Banca Fineco SPA	1,569,500	17,694
	Interpump Group SPA	639,909	17,542
	Salvatore Ferragamo SPA	773,108	14,460
	DiaSorin SPA	107,735	12,147
2	doValue SPA	1,000,000	11,827
	Amplifon SPA	439,400	11,050
2	Anima Holding SPA	2,496,678	10,838
	PRADA SPA	2,972,900	10,220
	Maire Tecnimont SPA	2,513,562	6,586
	Brunello Cucinelli SPA	202,689	6,353
	Buzzi Unicem SPA	258,499	6,237
	IMA Industria Macchine Automatiche SPA	85,439	5,818
^,*,2	OVS SPA	2,231,966	4,454
^	Tod’s SPA	83,838	3,973
	Tamburi Investment Partners SPA	461,734	3,303

14

International Explorer Fund

			Market
			Value•
		Shares	($000)
2	Gima TT SPA	300,000	2,323
2	Piovan SPA	325,000	2,001
	Datalogic SPA	67,800	1,050
			238,554
Japan (27.8%)
	Nippon Shinyaku Co. Ltd.	372,370	33,594
	Zenkoku Hosho Co. Ltd.	785,455	32,792
	Nabtesco Corp.	884,200	28,148
	Disco Corp.	110,600	24,137
	Pigeon Corp.	434,800	21,226
	ABC-Mart Inc.	258,900	17,752
	Kureha Corp.	269,800	17,244
	Sumitomo Forestry Co. Ltd.	1,184,200	17,188
	SCSK Corp.	328,500	16,722
	Daifuku Co. Ltd.	311,300	16,518
	Glory Ltd.	528,000	15,546
	Nippon Densetsu Kogyo Co. Ltd.	717,000	15,521
	SBI Holdings Inc.	695,700	15,130
	Koito Manufacturing Co. Ltd.	288,100	15,071
	Ai Holdings Corp.	831,200	15,064
	Digital Garage Inc.	456,000	14,927
	en-japan Inc.	347,700	14,717
	GMO internet Inc.	869,600	14,613
	Sugi Holdings Co. Ltd.	261,300	14,504
	Toyo Tire Corp.	1,039,500	14,499
	Trusco Nakayama Corp.	567,800	13,729
	Aica Kogyo Co. Ltd.	423,000	13,433
	Tsuruha Holdings Inc.	114,400	12,869
	Musashi Seimitsu Industry Co. Ltd.	874,500	12,148
	JGC Holdings Corp.	831,300	12,023
^	Aruhi Corp.	517,400	11,632
	Nifco Inc.	428,700	11,316
	IHI Corp.	430,724	10,614
	Open House Co. Ltd.	408,400	10,436
	Horiba Ltd.	154,000	10,392
	Asahi Intecc Co. Ltd.	365,306	10,052
	Kyoritsu Maintenance Co. Ltd.	226,800	10,033
	Asics Corp.	580,700	9,970
	Kyudenko Corp.	303,630	9,922
	Hazama Ando Corp.	1,228,200	9,516
	Yokogawa Bridge Holdings Corp.	517,800	9,479
	Sushiro Global Holdings Ltd.	132,400	9,103
	KH Neochem Co. Ltd.	366,700	8,930
	Iriso Electronics Co. Ltd.	180,200	8,910
	Kyowa Exeo Corp.	337,300	8,582
	Shinmaywa Industries Ltd.	675,600	8,323
	NEC Networks & System Integration Corp.	262,700	8,292
	TechnoPro Holdings Inc.	126,700	7,793
	Ichigo Inc.	1,954,030	7,783
	THK Co. Ltd.	268,900	7,732
	Nihon M&A Center Inc.	252,300	7,671
	JSP Corp.	400,500	7,423
*	M&A Capital Partners Co. Ltd.	109,000	7,266
^	ZOZO Inc.	311,900	7,265
	Arcs Co. Ltd.	358,600	7,196
	Japan Lifeline Co. Ltd.	463,300	7,142
	Sanwa Holdings Corp.	605,190	7,078
	OBIC Business Consultants Co. Ltd.	176,500	7,071
	Nippon Gas Co. Ltd.	247,300	7,000
	Kobe Bussan Co. Ltd.	234,800	6,948
	Mirait Holdings Corp.	431,500	6,929
^	Harmonic Drive Systems Inc.	147,700	6,850
	Nitta Corp.	233,500	6,810
	Japan Airport Terminal Co. Ltd.	137,800	6,807
	Kissei Pharmaceutical Co. Ltd.	263,000	6,775
	Katitas Co. Ltd.	155,100	6,693
	Tokyo Ohka Kogyo Co. Ltd.	164,080	6,498
	Miura Co. Ltd.	199,300	6,005
	Ferrotec Holdings Corp.	594,600	5,897
	EPS Holdings Inc.	481,100	5,866
	Daibiru Corp.	525,700	5,837
	Benefit One Inc.	284,300	5,755
	DMG Mori Co. Ltd.	326,800	5,291
^	Hitachi Transport System Ltd.	183,000	5,209
	Kenedix Inc.	944,800	5,143
	Nippon Yusen KK	278,100	4,996
	Obara Group Inc.	133,100	4,962
	Nihon Parkerizing Co. Ltd.	417,800	4,899
	H2O Retailing Corp.	411,700	4,669
	Jamco Corp.	329,600	4,481
	Ship Healthcare Holdings Inc.	103,200	4,399
	TPR Co. Ltd.	241,200	4,318
	Kumiai Chemical Industry Co. Ltd.	457,200	4,228
	Warabeya Nichiyo Holdings Co. Ltd.	235,200	4,141
	Kanto Denka Kogyo Co. Ltd.	459,000	4,058
	Bank of Kyoto Ltd.	100,800	3,990
	Pola Orbis Holdings Inc.	169,900	3,834

15

International Explorer Fund

			Market
			Value•
		Shares	($000)
	San-In Godo Bank Ltd.	653,100	3,831
	Fukushima Industries Corp.	120,300	3,774
	Modec Inc.	133,000	3,648
^	UT Group Co. Ltd.	144,300	3,584
	Mani Inc.	132,000	3,485
	Ibiden Co. Ltd.	134,800	3,113
	Persol Holdings Co. Ltd.	130,700	2,510
	Kakaku.com Inc.	81,500	1,892
	Tokyo Kiraboshi Financial Group Inc.	130,745	1,841
	Lintec Corp.	76,600	1,609
	Izumi Co. Ltd.	35,800	1,347
	Tsutsumi Jewelry Co. Ltd.	68,200	1,239
	Daikyonishikawa Corp.	105,300	809
	Shinko Electric Industries Co. Ltd.	55,900	546
			878,553
Mexico (0.7%)
	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,021,243	10,707
	Regional SAB de CV	1,189,500	6,318
	Megacable Holdings S AB de CV	1,181,400	4,854
			21,879
Netherlands (3.2%)
	TKH Group NV	356,851	18,293
2	NIBC Holding NV	1,750,000	14,268
	Van Lanschot Kempen NV	511,424	11,792
	SIF Holding NV	790,000	11,389
*,2	Basic-Fit NV	325,265	9,948
^	AMG Advanced Metallurgical Group NV	404,208	9,945
	IMCD NV	107,740	8,413
*	OCI NV	325,000	7,307
*,2	Marel HF	1,423,672	6,618
	BE Semiconductor Industries NV	98,945	3,668
			101,641
New Zealand (0.2%)
	Fletcher Building Ltd.	2,339,446	6,874

Norway (1.4%)
	Kongsberg Gruppen ASA	1,572,678	23,234
	Borregaard ASA	868,467	8,367
2	Elkem ASA	2,930,363	6,965
	Tomra Systems ASA	250,000	6,738
			45,304
Other (0.7%)
3	Vanguard FTSE All World ex-US Small-Cap ETF	212,436	22,452

Singapore (0.1%)
	Venture Corp. Ltd.	303,000	3,515

South Africa (0.2%)
	Reinet Investments SCA	265,904	4,763

South Korea (1.0%)
	Nexen Tire Corp.	906,523	7,285
	Medy-Tox Inc.	15,527	4,394
	Korea Aerospace Industries Ltd.	133,561	4,360
	Hankook Tire & Technology Co. Ltd.	157,743	4,206
^	Douzone Bizon Co. Ltd.	60,541	3,820
	Hanon Systems	326,781	3,252
	Hansol Chemical Co. Ltd.	38,000	3,055
			30,372
Spain (1.8%)
	Prosegur Cia de Seguridad SA	3,007,455	11,671
*,2	Aedas Homes SAU	500,000	11,552
	Melia Hotels International SA	1,116,471	9,104
	CIE Automotive SA	333,957	8,318
2	Prosegur Cash SA	5,000,000	7,819
	Viscofan SA	125,700	6,817
2	Global Dominion Access SA	357,274	1,500
			56,781
Sweden (3.3%)
	Loomis AB Class B	556,823	21,560
	Nordic Entertainment Group AB Class B	657,600	18,692
^	Intrum AB	576,600	15,545
	Arjo AB	2,791,495	11,513
2	Bravida Holding AB	882,251	8,130
	Nibe Industrier AB Class B	543,821	7,446
	Husqvarna AB	832,108	6,375
	Modern Times Group MTG AB Class B	489,000	4,535
	Karnov Group AB	706,800	3,573
2	Alimak Group AB	213,060	2,809
	Cellavision AB	83,648	2,387
	Troax Group AB	155,900	1,738
			104,303

16

International Explorer Fund

			Market
			Value•
		Shares	($000)
Switzerland (2.0%)
	OC Oerlikon Corp. AG	2,236,519	22,951
	Dufry AG	146,295	12,724
2	VAT Group AG	62,800	9,234
	Logitech International SA	204,436	8,392
	Comet Holding AG	71,427	7,146
	Ascom Holding AG	254,000	2,519
			62,966
Taiwan (1.5%)
	Chroma ATE Inc.	4,449,000	22,121
	Ennoconn Corp.	1,221,763	9,135
	CTCI Corp.	4,336,000	5,830
	Nien Made Enterprise Co. Ltd.	635,000	5,760
	Gourmet Master Co. Ltd.	898,217	4,084
			46,930
United Arab Emirates (0.0%)
*	Lamprell plc	1,150,000	658

United Kingdom (13.1%)
	Melrose Industries plc	6,263,500	17,310
	B&M European Value Retail SA	3,273,019	15,702
	Electrocomponents plc	1,746,600	15,411
	Restaurant Group plc	7,885,560	13,886
	Genus plc	368,952	13,862
	SSP Group plc	1,600,000	13,194
	Hikma Pharmaceuticals plc	477,108	12,425
	Hill & Smith Holdings plc	663,316	11,250
	Renishaw plc	222,300	10,928
	Bodycote plc	1,150,000	10,663
	UDG Healthcare plc	1,037,000	10,395
	Dunelm Group plc	1,000,000	10,240
	Elementis plc	5,239,541	10,083
	Halma plc	400,000	9,706
	Cranswick plc	235,000	9,447
	Dechra Pharmaceuticals plc	270,000	9,210
2	Auto Trader Group plc	1,259,700	9,179
	Tyman plc	3,286,568	9,035
	Abcam plc	592,315	8,944
	Grainger plc	2,650,000	8,812
	Volution Group plc	3,357,598	8,681
	IG Group Holdings plc	1,020,000	8,392
	HomeServe plc	540,000	8,111
2	ConvaTec Group plc	3,146,872	8,040
	Howden Joinery Group plc	1,063,800	7,962
	QinetiQ Group plc	1,900,000	7,746
	Pets at Home Group plc	2,900,000	7,724
	Telecom Plus plc	485,000	7,566
	Cairn Homes plc	5,726,250	7,424
	Consort Medical plc	736,413	6,960
	Keywords Studios plc	482,000	6,946
	Segro plc	620,000	6,782
	Rentokil Initial plc	1,125,929	6,626
	Polypipe Group plc	1,078,700	6,326
	Next plc	70,500	6,013
	Cineworld Group plc	2,040,000	5,879
	Rhi Magnesita NV	126,924	5,720
	Keller Group plc	846,780	5,689
	LondonMetric Property plc	1,850,000	5,554
	Jupiter Fund Management plc	1,241,700	5,513
	Redrow plc	700,000	5,457
	Investec plc	875,000	4,961
	Ultra Electronics Holdings plc	172,993	4,370
	Northgate plc	900,000	4,017
	James Fisher & Sons plc	141,368	3,555
	Photo-Me International plc	2,815,075	3,346
	Clarkson plc	83,900	3,073
	Hunting plc	601,372	3,073
	Fevertree Drinks plc	107,336	2,586
	Superdry plc	480,000	2,549
	Vesuvius plc	436,161	2,257
	Ted Baker plc	390,000	2,054
	Glanbia plc	132,020	1,475
	Eco Animal Health Group plc	230,000	1,063
	Coats Group plc	1,000,000	923
			414,095
United States (0.2%)
2	Samsonite International SA	3,021,300	6,152
Total Common Stocks (Cost $2,791,927)			3,042,991
Temporary Cash Investments (6.8%)[1]
Money Market Fund (5.5%)
4,5	Vanguard Market Liquidity Fund, 1.984%	1,730,748	173,092

17

International Explorer Fund

Face	Market
Amount	Value•
($000)	($000)
Repurchase Agreement (1.2%)
Goldman Sachs & Co. 1.700%, 11/1/19 (Dated 10/31/19, Repurchase Value $37,502,000 collateralized by Federal National Mortgage Assn. 4.000%, 11/01/48–8/01/49, with a value of $38,250,000)	37,500	37,500

U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill, 1.669%, 1/9/20	300	299
6	United States Treasury Bill, 1.817%, 1/30/20	2,750	2,740
3,039
Total Temporary Cash Investments (Cost $213,614)	213,631
Total Investments (103.0%) (Cost $3,005,541)	3,256,622
Other Assets and Liabilities (-3.0%)
Other Assets[4]	45,275
Liabilities[4]	(139,395)
(94,120)
Net Assets (100%)
Applicable to 183,695,142 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,162,502
Net Asset Value Per Share	$17.22

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,061,078
Affiliated Issuers	195,544
Total Investments in Securitie	3,256,622
Investment in Vanguard	144
Receivables for Investment Securities Sold	14,740
Receivables for Accrued Income	8,856
Receivables for Capital Shares Issued	439
Variation Margin Receivable—Futures Contracts	114
Unrealized Appreciation—Forward Currency Contracts	1,406
Other Assets[4]	19,576
Total Assets	3,301,897
Liabilities
Payables for Investment Securities Purchased	26,939
Collateral for Securities on Loan	102,768
Payables to Investment Advisor	1,605
Payables for Capital Shares Redeemed	4,746
Payables to Vanguard	2,476
Variation Margin Payable—Futures Contracts	191
Unrealized Depreciation—Forward Currency Contracts	670
Total Liabilities	139,395
Net Assets	3,162,502

18

International Explorer Fund

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	3,053,754
Total Distributable Earnings (Loss)	108,748
Net Assets	3,162,502

• See Note A in Notes to Financial Statements.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $97,452,000.

* Non-income-producing security.

§ Security value determined using significant unobservable inputs.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 5.8%, respectively, of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate value of these securities was $183,496,000, representing 5.8% of net assets.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Collateral of $102,768,000 was received for securities on loan, of which $102,755,000 is held in Vanguard Market Liquidity Fund and $13,000 is held in cash.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Securities with a value of $1,992,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
Topix Index	December 2019	70		10,815	539
Dow Jones EURO STOXX 50 Index	December 2019	208		8,372	299
FTSE 100 Index	December 2019	66		6,195	63
S&P ASX 200 Index	December 2019	54		6,179	88
					989

19

International Explorer Fund

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date	Receive		Deliver		($000)	($000)
Royal Bank of Canada	12/16/19	JPY	1,788,845	USD	16,661	—	(42)
Bank of America, N.A.	12/16/19	JPY	1,510,618	USD	14,058	—	(25)
Bank of America, N.A.	12/24/19	GBP	9,527	USD	11,877	488	—
Bank of America, N.A.	12/24/19	EUR	9,636	USD	10,682	108	—
Royal Bank of Canada	12/24/19	GBP	7,984	USD	9,893	469	—
Royal Bank of Canada	12/24/19	EUR	8,768	USD	9,688	130	—
Royal Bank of Canada	12/23/19	AUD	10,585	USD	7,159	149	—
Toronto-Dominion Bank	12/24/19	AUD	7,366	USD	5,063	22	—
Bank of America, N.A.	12/24/19	AUD	4,182	USD	2,876	11	—
State Street Bank & Trust Co.	12/16/19	USD	6,618	JPY	716,540	—	(38)
Bank of America, N.A.	12/24/19	USD	5,919	GBP	4,606	—	(60)
Goldman Sachs International	12/23/19	USD	5,007	AUD	7,341	—	(61)
Goldman Sachs International	12/16/19	USD	4,312	JPY	463,130	10	—
Royal Bank of Canada	12/24/19	USD	4,308	EUR	3,909	—	(69)
Morgan Stanley Capital Services LLC	12/24/19	USD	3,197	EUR	2,874	—	(21)
Royal Bank of Canada	12/24/19	USD	3,158	GBP	2,562	—	(167)
BNP Paribas	12/16/19	USD	2,912	JPY	316,160	—	(25)
Royal Bank of Canada	12/16/19	USD	2,807	JPY	301,020	11	—
UBS AG	12/24/19	USD	2,087	EUR	1,868	—	(4)
BNP Paribas	12/24/19	USD	1,880	GBP	1,455	—	(9)
Standard Chartered Bank	12/24/19	USD	1,846	GBP	1,429	—	(8)
Standard Chartered Bank	12/16/19	USD	1,822	JPY	197,460	—	(12)
BNP Paribas	12/24/19	USD	1,696	EUR	1,517	—	(3)
BNP Paribas	12/23/19	USD	1,611	AUD	2,334	—	(1)
Morgan Stanley Capital Services LLC	12/23/19	USD	1,479	AUD	2,183	—	(28)
State Street Bank & Trust Co.	12/24/19	USD	1,444	GBP	1,171	—	(76)
Toronto-Dominion Bank	12/16/19	USD	1,009	JPY	107,800	8	—
HSBC Bank USA, N.A.	12/24/19	USD	932	GBP	724	—	(8)
Bank of America, N.A.	12/24/19	USD	842	EUR	756	—	(4)
Bank of America, N.A.	12/23/19	USD	570	AUD	834	—	(6)
Royal Bank of Canada	12/23/19	USD	110	AUD	164	—	(3)
						1,406	(670)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	80,564
Dividends—Affiliated Issuers	693
Interest—Unaffiliated Issuers	587
Interest—Affiliated Issuers	2,193
Securities Lending—Net	4,035
Total Income	88,072
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,846
Performance Adjustment	(1,138)
The Vanguard Group—Note C
Management and Administrative	5,219
Marketing and Distribution	457
Custodian Fees	249
Auditing Fees	38
Shareholders’ Reports	49
Trustees’ Fees and Expenses	4
Total Expenses	12,724
Expenses Paid Indirectly	(72)
Net Expenses	12,652
Net Investment Income	75,420
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(181,708)
Investment Securities Sold—Affiliated Issuers	(1)
Futures Contracts	2,165
Forward Currency Contracts	(1,273)
Foreign Currencies	(229)
Realized Net Gain (Loss)	(181,046)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	230,892
Investment Securities—Affiliated Issuers	529
Futures Contracts	3,847
Forward Currency Contracts	2,158
Foreign Currencies	539
Change in Unrealized Appreciation (Depreciation)	237,965
Net Increase (Decrease) in Net Assets Resulting from Operations	132,339

1   Dividends are net of foreign withholding taxes of $7,234,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	75,420	75,882
Realized Net Gain (Loss)	(181,046)	248,680
Change in Unrealized Appreciation (Depreciation)	237,965	(897,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	132,339	(573,327)
Distributions
Net Investment Income	(57,408)	(83,340)
Realized Capital Gain[1]	(204,757)	(167,556)
Total Distributions	(262,165)	(250,896)
Capital Share Transactions
Issued	549,998	1,249,140
Issued in Lieu of Cash Distributions	237,472	228,661
Redeemed	(1,144,536)	(984,248)
Net Increase (Decrease) from Capital Share Transactions	(357,066)	493,553
Total Increase (Decrease)	(486,892)	(330,670)
Net Assets
Beginning of Period	3,649,394	3,980,064
End of Period	3,162,502	3,649,394

1     Includes fiscal 2019 and 2018 short-term gain distributions totaling $40,208,000 and $38,075,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Financial Highlights

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.86	$21.87	$16.82	$17.76	$18.26
Investment Operations
Net Investment Income	.379 [1]	.369 [1]	.333 [1]	.318	.287
Net Realized and Unrealized Gain (Loss) on Investments	.300	(3.032)	5.035	(.334)	.635
Total from Investment Operations	.679	(2.663)	5.368	(.016)	.922
Distributions
Dividends from Net Investment Income	(.289)	(.447)	(.318)	(.263)	(.326)
Distributions from Realized Capital Gains	(1.030)	(.900)	—	(.661)	(1.096)
Total Distributions	(1.319)	(1.347)	(.318)	(.924)	(1.422)
Net Asset Value, End of Period	$17.22	$17.86	$21.87	$16.82	$17.76

Total Return[2]	4.85%	-13.08%	32.58%	-0.06%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,163	$3,649	$3,980	$2,829	$2,887
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.39%	0.38%	0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets	2.28%	1.75%	1.68%	1.83%	1.53%
Portfolio Turnover Rate	35%	40%	43%	37%	42%

1     Calculated based on average shares outstanding.

2     Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3     Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), (0.01%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at October 31, 2019, the fund had a concentration of its investments in securities issued in Japan, and the performance of such investments may be impacted by the country’s social, political, and economic conditions.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

24

International Explorer Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counter-party risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 6% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements

25

International Explorer Fund

with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

26

International Explorer Fund

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B.           The investment advisory firms Schroder Investment Management North America Inc., Wellington Management Company LLP, and TimesSquare Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. and Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years. The basic fee of TimesSquare Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index since October 31, 2017.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $1,138,000 (0.03%) based on performance.

C.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $144,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

27

International Explorer Fund

D.           The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $72,000 (an annual rate of 0.00% of average net assets).

E.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	91,902	2,951,089	—
Temporary Cash Investments	173,092	40,539	—
Futures Contracts—Assets[1]	114	—	—
Futures Contracts—Liabilities[1]	(191)	—	—
Forward Currency Contracts—Assets	—	1,406	—
Forward Currency Contracts—Liabilities	—	(670)	—
Total	264,917	2,992,364	—

1 Represents variation margin on the last day of the reporting period.

F.            At October 31, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	114	—	114
Unrealized Appreciation—Forward Currency Contracts	—	1,406	1,406
Total Assets	114	1,406	1,520

Variation Margin Payable—Futures Contracts	(191)	—	(191)
Unrealized Depreciation—Forward Currency Contracts	—	(670)	(670)
Total Liabilities	(191)	(670)	(861)

28

International Explorer Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	2,165	—	2,165
Forward Currency Contracts	—	(1,273)	(1,273)
Realized Net Gain (Loss) on Derivatives	2,165	(1,273)	892

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,847	—	3,847
Forward Currency Contracts	—	2,158	2,158
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,847	2,158	6,005

G.          Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	34
Total Distributable Earnings (Loss)	(34)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts and forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	74,531
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(199,981)
Net Unrealized Gains (Losses)	236,365

29

International Explorer Fund

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,021,109
Gross Unrealized Appreciation	553,839
Gross Unrealized Depreciation	(317,699)
Net Unrealized Appreciation (Depreciation)	236,140

H.           During the year ended October 31, 2019, the fund purchased $1,096,886,000 of investment securities and sold $1,571,544,000 of investment securities, other than temporary cash investments.

I.                Capital shares issued and redeemed were:

	Year Ended October 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	33,619	58,614
Issued in Lieu of Cash Distributions	15,758	10,930
Redeemed	(70,018)	(47,185)
Net Increase (Decrease) in Shares Outstanding	(20,641)	22,359

J.             Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE All World ex-US Small-Cap ETF	25,105	2,955	6,116	(16)	524	693	—	22,452
Vanguard Market Liquidity Fund	270,069	NA1	NA1	15	5	2,193	—	173,092
Total	295,174			(1)	529	2,886	—	195,544

1   Not applicable—purchases and sales are for temporary cash investment purposes.

K.           Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard International Explorer Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

31

Special 2019 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $164,550,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $57,408,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $87,471,000 and foreign taxes paid of $6,588,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

32

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with Schroder Investment Management North America Inc. (Schroder Inc.), TimesSquare Capital Management, LLC (TimesSquare), and Wellington Management Company LLP (Wellington Management), as well as the sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks, with a focus on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Stock selection responsibilities are divided among five regional leaders who comprise Schroder’s International Small-Cap Committee, which is led by the portfolio manager. The regional team leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has advised the fund since 2003.

TimesSquare. TimesSquare, founded in 2000 as a small- and mid-cap growth specialist, is a strategic partner of Affiliated Managers Group, Inc. TimesSquare’s small-cap equity team is led by the portfolio manager and is made up of six experienced members. All portfolio decisions are made collectively, allowing for accountability. Value chain analysis and interactions with key

33

stakeholders are at the core of the team’s research and idea-generation process, resulting in a portfolio comprised of industry-leading companies with sustainable business models and quality management teams. TimesSquare has managed a portion of the fund since 2017.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a fundamental, research-driven investment process, employing a bottom-up approach that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased toward growth or value as it invests in both extended growth opportunities and neglected or misunderstood companies. Wellington Management has managed a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each advisor’s subportfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Schroder, TimesSquare, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Schroder, TimesSquare, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

34

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

35

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

36

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

37

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122019

Annual Report | October 31, 2019 Vanguard High Dividend Yield Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•     For the 12 months ended October 31, 2019, Vanguard High Dividend Yield Index Fund returned 11.31% for ETF Shares. It performed in line with its benchmark, the FTSE High Dividend Yield Index.

•     The fund emphasizes large-capitalization stocks that are forecasted to have above-average dividend yields.

•     The broad U.S. stock market, as measured by the Russell 3000 Index, climbed more than 13% for the year. While stocks endured stretches of volatility at the end of 2018 and during the spring of 2019, their performance was boosted by the Federal Reserve’s accommodative stance and corporate earnings that largely exceeded investor expectations.

•     U.S. companies that are committed to paying larger-than-average dividends underperformed the broad U.S. stock market.

•     The fund recorded positive results in nine of its ten market sectors. Technology, financials, and utilities stocks contributed the most to returns. Oil and gas stocks delivered the only negative performance.

•     For the ten years ended October 31, 2019, the fund’s average annual return of 13.06% for ETF Shares was in line with that of its benchmark.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended October 31, 2019
High Dividend Yield Index Fund	Beginning Account Value 4/30/2019	Ending Account Value 10/31/2019	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,032.63	$0.72
ETF Shares	1,000.00	1,033.08	0.31
Admiral™ Shares	1,000.00	1,032.82	0.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.50	$0.71
ETF Shares	1,000.00	1,024.90	0.31
Admiral Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.06% for ETF Shares, and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High Dividend Yield Index Fund Investor Shares	11.20%	8.93%	12.95%	$33,805
FTSE High Dividend Yield Index	11.32	9.07	13.15	34,398
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	35,859

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High Dividend Yield Index Fund ETF Shares Net Asset Value	11.31%	9.01%	13.06%	$34,115
High Dividend Yield Index Fund ETF Shares Market Price	11.39	9.02	13.07	34,143
FTSE High Dividend Yield Index	11.32	9.07	13.15	34,398
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	35,859

See Financial Highlights for dividend and capital gains information.

5

High Dividend Yield Index Fund

	Total Returns
	Period Ended October 31, 2019
	Since	Final Value
	Inception	of a $10,000
	(2/7/2019)	Investment
High Dividend Yield Index Fund Admiral Shares	10.64%	$11,064
FTSE High Dividend Yield Index	10.68	11,068
Dow Jones U.S. Total Stock Market Float Adjusted Index	12.61	11,261

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 31, 2009, Through October 31, 2019

	One	Five	Ten
	Year	Years	Years
High Dividend Yield Index Fund ETF Shares Market Price	11.39%	53.98%	241.43%
High Dividend Yield Index Fund ETF Shares Net Asset Value	11.31	53.92	241.15
FTSE High Dividend Yield Index	11.32	54.36	243.98

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

High Dividend Yield Index Fund

Sector Diversification

As of October 31, 2019

Basic Materials	3.5%
Consumer Goods	14.1
Consumer Services	9.3
Financials	18.9
Health Care	12.8
Industrials	8.3
Oil & Gas	8.4
Technology	10.4
Other	0.0
Telecommunications	5.3
Utilities	9.0

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

7

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (3.5%)
Linde plc	1,865,256	369,974
DuPont de Nemours Inc.	2,577,438	169,879
Air Products & Chemicals Inc.	758,687	161,798
Dow Inc.	2,569,176	129,718
LyondellBasell Industries NV Class A	914,464	82,027
International Paper Co.	1,350,988	59,011
Nucor Corp.	1,049,163	56,497
Eastman Chemical Co.	466,658	35,485
CF Industries Holdings Inc.	751,329	34,073
RPM International Inc.	441,207	31,957
Reliance Steel & Aluminum Co.	222,379	25,805
Huntsman Corp.	752,862	16,661
Scotts Miracle-Gro Co.	135,163	13,569
Olin Corp.	565,011	10,362
Southern Copper Corp.	283,168	10,075
Cabot Corp.	194,776	8,490
Commercial Metals Co.	404,563	7,820
Domtar Corp.	212,020	7,715
Compass Minerals International Inc.	114,720	6,479
Trinseo SA	137,384	5,839
Schweitzer-Mauduit International Inc.	103,882	4,206
Orion Engineered Carbons SA	199,976	3,312
Innophos Holdings Inc.	66,573	2,172
Schnitzer Steel Industries Inc.	86,089	1,837
^ Nexa Resources SA	118,532	1,267
		1,256,028
Consumer Goods (14.1%)
Procter & Gamble Co.	8,498,697	1,058,173
Coca-Cola Co.	13,184,928	717,656
PepsiCo Inc.	4,817,083	660,759
Philip Morris International Inc.	5,342,959	435,130
Altria Group Inc.	6,431,947	288,087
Colgate-Palmolive Co.	2,886,667	198,025
General Motors Co.	4,266,218	158,533
Kimberly-Clark Corp.	1,173,279	155,905
Ford Motor Co.	13,449,984	115,535
General Mills Inc.	2,060,465	104,795
VF Corp.	1,057,332	87,008
Archer-Daniels-Midland Co.	1,911,486	80,359
Hershey Co.	495,144	72,722
Kraft Heinz Co.	2,150,293	69,519
Corteva Inc.	2,575,838	67,951
Clorox Co.	433,413	64,011
Kellogg Co.	847,311	53,830
Genuine Parts Co.	484,664	49,717
Garmin Ltd.	499,317	46,811
Conagra Brands Inc.	1,649,163	44,610
JM Smucker Co.	379,866	40,144
Hasbro Inc.	399,053	38,832
Coca-Cola European Partners plc	608,578	32,565
Whirlpool Corp.	213,733	32,513
Molson Coors Brewing Co. Class B	594,202	31,326
Campbell Soup Co.	570,735	26,431
Tapestry Inc.	994,248	25,711
Bunge Ltd.	469,819	25,370
Newell Brands Inc.	1,295,585	24,577
Autoliv Inc.	298,144	23,207
Leggett & Platt Inc.	447,442	22,954
Harley-Davidson Inc.	533,815	20,771
Polaris Inc.	196,786	19,413
Hanesbrands Inc.	1,227,127	18,665
Flowers Foods Inc.	665,068	14,445
Goodyear Tire & Rubber Co.	787,517	12,498
Coty Inc. Class A	989,862	11,571
Nu Skin Enterprises Inc. Class A	197,504	8,805
LCI Industries	81,980	7,962
Spectrum Brands Holdings Inc.	143,197	7,190

8

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	MDC Holdings Inc.	167,868	6,498
	Kontoor Brands Inc.	148,418	5,640
	HNI Corp.	144,657	5,497
	Steelcase Inc. Class A	291,914	5,100
	Vector Group Ltd.	372,327	4,542
	Universal Corp.	82,390	4,515
	Knoll Inc.	164,655	4,403
^	B&G Foods Inc.	216,000	3,359
	Tenneco Inc. Class A	167,536	2,109
	Tupperware Brands Corp.	164,375	1,583
	Ethan Allen Interiors Inc.	79,894	1,575
	National Presto Industries Inc.	17,438	1,501
			5,020,408
Consumer Services (9.3%)
	Comcast Corp. Class A	15,483,048	693,950
	Walmart Inc.	4,829,730	566,334
	McDonald’s Corp.	2,639,522	519,194
	CVS Health Corp.	4,462,273	296,250
	Target Corp.	1,713,418	183,182
	Walgreens Boots Alliance Inc.	2,615,922	143,300
	Sysco Corp.	1,639,562	130,952
	Las Vegas Sands Corp.	1,171,557	72,449
	Carnival Corp.	1,368,857	58,710
	Omnicom Group Inc.	744,020	57,431
	Best Buy Co. Inc.	789,226	56,690
	Darden Restaurants Inc.	423,540	47,551
	Delta Air Lines Inc.	701,063	38,615
	Vail Resorts Inc.	137,161	31,872
	Interpublic Group of Cos. Inc.	1,315,962	28,622
	Kohl’s Corp.	555,356	28,468
	Viacom Inc. Class B	1,208,125	26,047
	Nielsen Holdings plc	1,213,591	24,466
	Williams-Sonoma Inc.	266,717	17,814
	Wyndham Hotels & Resorts Inc.	328,233	17,715
	H&R Block Inc.	695,899	17,391
*	IAA Inc.	452,816	17,275
	Macy’s Inc.	1,055,006	15,994
	Wyndham Destinations Inc.	311,796	14,470
	Cinemark Holdings Inc.	365,060	13,361
	L Brands Inc.	778,852	13,272
	Nordstrom Inc.	369,415	13,262
	Gap Inc.	740,928	12,048
	Six Flags Entertainment Corp.	271,446	11,452
	KAR Auction Services Inc.	454,716	11,304
	TEGNA Inc.	740,576	11,131
	Cracker Barrel Old Country Store Inc.	65,307	10,155
	Extended Stay America Inc.	635,148	9,025
	American Eagle Outfitters Inc.	577,441	8,881
	Sinclair Broadcast Group Inc. Class A	208,835	8,320
	John Wiley & Sons Inc. Class A	150,014	6,911
	Cheesecake Factory Inc.	140,884	5,888
	Penske Automotive Group Inc.	117,437	5,722
	Brinker International Inc.	125,303	5,570
^	Bed Bath & Beyond Inc.	405,693	5,558
	Meredith Corp.	133,847	5,046
	International Game Technology plc	331,759	4,392
	Dine Brands Global Inc.	56,307	4,119
	Gannett Co. Inc.	355,168	3,854
	Office Depot Inc.	1,834,067	3,778
	Abercrombie & Fitch Co.	224,610	3,636
	Designer Brands Inc. Class A	218,032	3,598
	Big Lots Inc.	135,091	2,927
	Guess? Inc.	170,949	2,863
	Signet Jewelers Ltd.	175,081	2,808
	Copa Holdings SA Class A	26,785	2,725
	Buckle Inc.	96,089	2,010
	New Media Investment Group Inc.	204,885	1,805
	Weis Markets Inc.	32,827	1,264
			3,301,427
Financials (18.9%)
	JPMorgan Chase & Co.	10,936,328	1,366,166
	Wells Fargo & Co.	13,664,797	705,513
	Citigroup Inc.	7,602,638	546,325
	US Bancorp	4,917,881	280,418
	CME Group Inc.	1,217,014	250,401
	Chubb Ltd.	1,565,075	238,549
	PNC Financial Services Group Inc.	1,527,935	224,148
	Morgan Stanley	4,083,322	188,037
	BlackRock Inc.	406,893	187,862
	American International Group Inc.	2,996,231	158,680
	Progressive Corp.	2,000,887	139,462
	BB&T Corp.	2,624,579	139,234
	Aflac Inc.	2,533,698	134,691
	Prudential Financial Inc.	1,408,528	128,373
	MetLife Inc.	2,714,148	126,995
	Travelers Cos. Inc.	899,255	117,856
	SunTrust Banks Inc.	1,521,984	104,012
	T. Rowe Price Group Inc.	790,258	91,512
	State Street Corp.	1,279,522	84,538
	Synchrony Financial	2,302,179	81,428
	Fifth Third Bancorp	2,540,327	73,873
	Ameriprise Financial Inc.	449,393	67,809
	KeyCorp	3,485,960	62,643

9

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Cincinnati Financial Corp.	522,810	59,187
Arthur J Gallagher & Co.	631,721	57,626
Regions Financial Corp.	3,442,261	55,420
Citizens Financial Group Inc.	1,540,860	54,177
Huntington Bancshares Inc.	3,595,561	50,805
Principal Financial Group Inc.	949,938	50,708
Fidelity National Financial Inc.	907,508	41,600
Western Union Co.	1,459,970	36,587
Comerica Inc.	514,702	33,672
Franklin Resources Inc.	961,014	26,476
First American Financial Corp.	373,226	23,058
Invesco Ltd.	1,346,293	22,645
People’s United Financial Inc.	1,354,015	21,894
AXA Equitable Holdings Inc.	1,003,261	21,670
Old Republic International Corp.	962,312	21,498
TCF Financial Corp.	521,292	20,638
Unum Group	708,910	19,523
New York Community Bancorp Inc.	1,551,344	18,073
Popular Inc.	325,184	17,709
Eaton Vance Corp.	380,925	17,370
Cullen/Frost Bankers Inc.	192,711	17,359
Synovus Financial Corp.	502,802	17,030
First Horizon National Corp.	1,065,918	17,023
Axis Capital Holdings Ltd.	281,806	16,748
PacWest Bancorp	403,017	14,908
FNB Corp.	1,108,385	13,367
RLI Corp.	136,196	13,255
Lazard Ltd. Class A	353,540	13,198
United Bankshares Inc.	332,366	13,142
Valley National Bancorp	1,104,900	12,795
Janus Henderson Group plc	549,777	12,716
Glacier Bancorp Inc.	295,289	12,497
First Hawaiian Inc.	456,054	12,464
Bank of Hawaii Corp.	138,433	12,087
Hancock Whitney Corp.	306,004	11,934
Umpqua Holdings Corp.	753,989	11,928
Community Bank System Inc.	172,986	11,725
Associated Banc-Corp	548,960	11,040
BankUnited Inc.	320,990	11,010
Legg Mason Inc.	292,718	10,907
Federated Investors Inc. Class B	329,336	10,519
Old National Bancorp	580,227	10,441
Columbia Banking System Inc.	251,303	9,876
Kennedy-Wilson Holdings Inc.	414,757	9,543
Navient Corp.	692,566	9,537
Investors Bancorp Inc.	788,896	9,506
CVB Financial Corp.	456,140	9,479
Fulton Financial Corp.	554,796	9,465
Cathay General Bancorp	262,682	9,344
Santander Consumer USA Holdings Inc.	357,930	8,977
OneMain Holdings Inc.	224,368	8,975
First Financial Bancorp	333,758	7,823
Trustmark Corp.	220,685	7,574
ProAssurance Corp.	182,901	7,173
WesBanco Inc.	181,026	6,805
Pacific Premier Bancorp Inc.	200,682	6,774
Great Western Bancorp Inc.	192,612	6,716
Capitol Federal Financial Inc.	447,598	6,387
Horace Mann Educators Corp.	139,479	6,076
Bank of NT Butterfield & Son Ltd.	183,706	6,053
Westamerica Bancorporation	88,245	5,826
Hope Bancorp Inc.	405,434	5,785
NBT Bancorp Inc.	143,955	5,722
Moelis & Co. Class A	159,243	5,682
Northwest Bancshares Inc.	336,622	5,679
Provident Financial Services Inc.	208,468	5,201
BGC Partners Inc. Class A	996,697	5,183
Cohen & Steers Inc.	76,486	5,005
Safety Insurance Group Inc.	49,733	4,834
Berkshire Hills Bancorp Inc.	155,514	4,826
City Holding Co.	59,089	4,688
Clearway Energy Inc.	257,773	4,673
First Commonwealth Financial Corp.	328,584	4,630
Artisan Partners Asset Management Inc. Class A	167,925	4,593
Mercury General Corp.	91,825	4,413
CNA Financial Corp.	95,025	4,261
S&T Bancorp Inc.	113,055	4,257
Brookline Bancorp Inc.	264,022	4,145
Sandy Spring Bancorp Inc.	118,869	4,101
Waddell & Reed Financial Inc. Class A	241,348	3,997
TFS Financial Corp.	183,571	3,536
Boston Private Financial Holdings Inc.	279,155	3,140

10

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
American National Insurance Co.	25,480	3,057
TrustCo Bank Corp. NY	318,645	2,753
Stock Yards Bancorp Inc.	67,620	2,701
Washington Trust Bancorp Inc.	50,637	2,587
Oritani Financial Corp.	131,610	2,456
Brightsphere Investment Group Inc.	235,195	2,310
Community Trust Bancorp Inc.	51,183	2,242
Dime Community Bancshares Inc.	107,740	2,078
Flushing Financial Corp.	90,142	1,951
Clearway Energy Inc. Class A	108,534	1,863
FBL Financial Group Inc. Class A	31,993	1,836
Republic Bancorp Inc. Class A	32,305	1,437
		6,734,485
Health Care (12.7%)
Johnson & Johnson	9,135,756	1,206,285
Merck & Co. Inc.	8,859,878	767,797
Pfizer Inc.	19,142,355	734,492
Amgen Inc.	2,061,084	439,526
AbbVie Inc.	5,083,924	404,426
Eli Lilly & Co.	2,956,454	336,888
Bristol-Myers Squibb Co.	5,623,105	322,598
Gilead Sciences Inc.	4,384,783	279,355
Cardinal Health Inc.	1,025,275	50,700
Patterson Cos. Inc.	280,517	4,805
		4,546,872
Industrials (8.2%)
Lockheed Martin Corp.	850,448	320,347
3M Co.	1,922,458	317,186
United Parcel Service Inc. Class B	2,398,493	276,234
Caterpillar Inc.	1,874,510	258,308
Automatic Data Processing Inc.	1,495,051	242,542
Illinois Tool Works Inc.	1,114,475	187,878
Waste Management Inc.	1,461,113	163,952
Emerson Electric Co.	2,125,788	149,124
Eaton Corp. plc	1,448,471	126,176
Johnson Controls International plc	2,733,472	118,441
Paychex Inc.	1,100,566	92,051
Cummins Inc.	527,554	90,993
PACCAR Inc.	1,169,679	88,966
Fastenal Co.	1,968,207	70,737
Packaging Corp. of America	322,421	35,292
CH Robinson Worldwide Inc.	463,217	35,038
Westrock Co.	868,649	32,461
Snap-on Inc.	187,248	30,460
Toro Co.	361,607	27,891
Hubbell Inc. Class B	185,114	26,231
Xerox Holdings Corp.	625,783	21,233
Sonoco Products Co.	339,347	19,580
Watsco Inc.	110,679	19,513
MDU Resources Group Inc.	670,891	19,382
National Instruments Corp.	443,813	18,369
nVent Electric plc	517,079	11,924
Timken Co.	230,334	11,286
MSC Industrial Direct Co. Inc. Class A	148,977	10,907
Macquarie Infrastructure Corp.	252,025	10,872
GATX Corp.	121,412	9,658
Kennametal Inc.	281,201	8,703
Ryder System Inc.	178,554	8,683
ABM Industries Inc.	228,006	8,313
Otter Tail Corp.	132,687	7,521
Triton International Ltd.	185,710	6,816
McGrath RentCorp	81,759	6,239
Covanta Holding Corp.	395,697	5,714
Mobile Mini Inc.	151,069	5,683
Aircastle Ltd.	174,411	4,747
Actuant Corp. Class A	187,219	4,637
Seaspan Corp. Class A	375,361	4,069
Ship Finance International Ltd.	272,836	3,948
H&E Equipment Services Inc.	107,420	3,646
Greif Inc. Class A	87,062	3,410
Greenbrier Cos. Inc.	107,821	3,158
AVX Corp.	158,534	2,429
Myers Industries Inc.	120,133	2,034
GasLog Ltd.	136,723	1,875
		2,934,657
Oil & Gas (8.4%)
Exxon Mobil Corp.	14,561,689	983,933
Chevron Corp.	6,556,456	761,467
Phillips 66	1,541,491	180,077
Schlumberger Ltd.	4,763,736	155,726
Marathon Petroleum Corp.	2,256,819	144,323
Valero Energy Corp.	1,431,827	138,859
Kinder Morgan Inc.	6,721,945	134,304
Occidental Petroleum Corp.	3,078,236	124,668
ONEOK Inc.	1,413,618	98,713
Williams Cos. Inc.	4,158,303	92,772
Targa Resources Corp.	780,855	30,360

11

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
OGE Energy Corp.	682,017	29,368
Apache Corp.	1,282,413	27,777
Helmerich & Payne Inc.	363,281	13,623
PBF Energy Inc. Class A	409,990	13,234
Murphy Oil Corp.	526,209	10,856
Delek US Holdings Inc.	266,242	10,636
Equitrans Midstream Corp.	700,546	9,752
^,* Cosan Ltd.	398,794	6,708
Core Laboratories NV	150,901	6,646
CVR Energy Inc.	99,151	4,702
Golar LNG Ltd.	320,037	4,407
Archrock Inc.	444,968	4,289
SemGroup Corp. Class A	265,578	4,276
Nabors Industries Ltd.	1,202,062	2,224
^ RPC Inc.	200,030	828
		2,994,528
Other (0.0%)[2]
*,§ A Schulman Inc. CVR	77,428	34

Technology (10.4%)
Intel Corp.	15,253,129	862,259
Cisco Systems Inc.	14,728,009	699,728
International Business Machines Corp.	3,048,771	407,712
Broadcom Inc.	1,327,639	388,799
Texas Instruments Inc.	3,220,276	379,960
QUALCOMM Inc.	4,179,689	336,214
KLA Corp.	546,408	92,365
HP Inc.	5,193,546	90,212
Corning Inc.	2,652,547	78,595
Hewlett Packard Enterprise Co.	4,608,144	75,620
Maxim Integrated Products Inc.	952,908	55,897
Seagate Technology plc	918,938	53,326
Western Digital Corp.	1,006,662	51,994
NetApp Inc.	816,786	45,642
Cypress Semiconductor Corp.	1,257,444	29,261
Juniper Networks Inc.	1,165,827	28,936
Cogent Communications Holdings Inc.	144,026	8,446
Xperi Corp.	165,464	3,360
TiVo Corp.	407,495	3,317
Pitney Bowes Inc.	568,189	2,500
ADTRAN Inc.	162,190	1,429
		3,695,572
Telecommunications (5.3%)
AT&T Inc.	25,113,986	966,637
Verizon Communications Inc.	14,235,961	860,849
CenturyLink Inc.	3,756,838	48,613
		1,876,099
Utilities (9.0%)
NextEra Energy Inc.	1,645,186	392,114
Duke Energy Corp.	2,502,029	235,841
Dominion Energy Inc.	2,754,087	227,350
Southern Co.	3,574,279	223,964
American Electric Power Co. Inc.	1,697,156	160,195
Exelon Corp.	3,333,556	151,643
Sempra Energy	942,750	136,237
Xcel Energy Inc.	1,763,271	111,985
Public Service Enterprise Group Inc.	1,730,787	109,576
Consolidated Edison Inc.	1,144,492	105,545
WEC Energy Group Inc.	1,084,180	102,347
Eversource Energy	1,110,358	92,981
FirstEnergy Corp.	1,824,949	88,182
PPL Corp.	2,484,291	83,199
Entergy Corp.	681,352	82,771
DTE Energy Co.	628,180	79,980
Edison International	1,200,337	75,501
Ameren Corp.	840,334	65,294
CMS Energy Corp.	971,408	62,092
Evergy Inc.	809,537	51,737
CenterPoint Energy Inc.	1,727,720	50,225
Atmos Energy Corp.	410,972	46,226
Alliant Energy Corp.	816,006	43,526
AES Corp.	2,284,946	38,958
Pinnacle West Capital Corp.	387,198	36,443
NiSource Inc.	1,283,204	35,981
UGI Corp.	710,397	33,865
Aqua America Inc.	744,005	33,726
IDACORP Inc.	171,361	18,442
Portland General Electric Co.	304,531	17,322
Hawaiian Electric Industries Inc.	380,416	17,176
ONE Gas Inc.	177,611	16,489
Black Hills Corp.	207,004	16,318
Southwest Gas Holdings Inc.	184,258	16,086
ALLETE Inc.	176,068	15,152
Spire Inc.	169,512	14,249
PNM Resources Inc.	270,199	14,091
New Jersey Resources Corp.	302,640	13,195
National Fuel Gas Co.	279,723	12,674
NorthWestern Corp.	172,495	12,509
Avista Corp.	223,830	10,751
South Jersey Industries Inc.	316,636	10,183
Avangrid Inc.	193,312	9,675
El Paso Electric Co.	139,021	9,274

12

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Pattern Energy Group Inc. Class A	302,816	8,488
	Northwest Natural Holding Co.	103,433	7,174
	Atlantica Yield plc	198,369	4,763
	TerraForm Power Inc. Class A	247,105	4,196
			3,205,691
Total Common Stocks (Cost $30,639,061)			35,565,801
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
3,4	Vanguard Market Liquidity Fund, 1.984%	106,742	10,675

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill, 2.211%, 11/7/19	3,000	2,999
5	United States Treasury Bill, 1.997%, 12/26/19	1,400	1,397
			4,396
Total Temporary Cash Investments (Cost $15,070)			15,071
Total Investments (99.8%) (Cost $30,654,131)			35,580,872

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1,636
Receivables for Investment Securities Sold	72,553
Receivables for Accrued Income	61,938
Receivables for Capital Shares Issued	34,740
Other Assets	3,730
Total Other Assets	174,597
Liabilities
Payables for Investment Securities Purchased	(105,194)
Collateral for Securities on Loan	(5,305)
Payables for Capital Shares Redeemed	(4,200)
Payables to Vanguard	(4,545)
Variation Margin Payable—Future Contracts	(269)
Total Liabilities	(119,513)
Net Assets (100%)	35,635,956

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	31,594,056
Total Distributable Earnings (Loss)	4,041,900
Net Assets	35,635,956

Investor Shares—Net Assets
Applicable to 158,975 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,644
Net Asset Value Per Share—Investor Shares	$35.50

ETF Shares—Net Assets
Applicable to 299,273,138 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	26,816,016
Net Asset Value Per Share—ETF Shares	$89.60

Admiral Shares—Net Assets
Applicable to 326,230,045 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,814,296
Net Asset Value Per Share—Admiral Shares	$27.02

• See Note A in Notes to Financial Statements.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,863,000.

*     Non-income-producing security.

§   Security value determined using significant unobservable inputs.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.

2   “Other” represents securities that are not classified by the fund’s benchmark index.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Collateral of $5,305,000 was received for securities on loan.

5   Securities with a value of $3,046,000 have been segregated as initial margin for open futures contracts.

CVR—Contingent Value Rights.

13

High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	449		68,154	922

See accompanying Notes, which are an integral part of the Financial Statements.

14

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends	1,098,701
Interest[1]	610
Securities Lending—Net	1,229
Total Income	1,100,540
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,293
Management and Administrative—Investor Shares	5,023
Management and Administrative—ETF Shares	9,775
Management and Administrative—Admiral Shares	2,627
Marketing and Distribution—Investor Shares	519
Marketing and Distribution—ETF Shares	1,076
Marketing and Distribution—Admiral Shares	109
Custodian Fees	414
Auditing Fees	33
Shareholders’ Reports—Investor Shares	89
Shareholders’ Reports—ETF Shares	542
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	15
Total Expenses	23,526
Net Investment Income	1,077,014
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	898,618
Futures Contracts	5,287
Realized Net Gain (Loss)	903,905
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,471,844
Futures Contracts	5,864
Change in Unrealized Appreciation (Depreciation)	1,477,708
Net Increase (Decrease) in Net Assets Resulting from Operations	3,458,627

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $499,000, $37,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $1,387,069,000 of net gain (loss) resulting from in-kind redemptions, such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,077,014	896,721
Realized Net Gain (Loss)	903,905	2,076,558
Change in Unrealized Appreciation (Depreciation)	1,477,708	(1,857,134)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,458,627	1,116,145
Distributions
Net Investment Income
Investor Shares	(136,910)	(235,382)
ETF Shares	(785,436)	(640,458)
Admiral Shares	(131,730)	—
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,054,076)	(875,840)
Capital Share Transactions
Investor Shares	(8,358,258)	350,836
ETF Shares	3,714,888	1,139,552
Admiral Shares	8,543,837	—
Net Increase (Decrease) from Capital Share Transactions	3,900,467	1,490,388
Total Increase (Decrease)	6,305,018	1,730,693
Net Assets
Beginning of Period	29,330,938	27,600,245
End of Period	35,635,956	29,330,938

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.98	$32.67	$28.20	$26.89	$26.98
Investment Operations
Net Investment Income	1.141 [1]	1.011 [1]	.927 [1]	.854	.815
Net Realized and Unrealized Gain (Loss) on Investments	2.461	.284	4.472	1.286	(.088)
Total from Investment Operations	3.602	1.295	5.399	2.140	.727
Distributions
Dividends from Net Investment Income	(1.082)	(.985)	(.929)	(.830)	(.817)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.082)	(.985)	(.929)	(.830)	(.817)
Net Asset Value, End of Period	$35.50	$32.98	$32.67	$28.20	$26.89

Total Return[2]	11.20%	3.96%	19.37%	8.11%	2.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$8,003	$7,590	$5,879	$4,368
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	3.43%	3.00%	3.00%	3.19%	3.06%
Portfolio Turnover Rate[3]	7%	13%	9%	7%	11%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$83.26	$82.46	$71.19	$67.88	$68.11
Investment Operations
Net Investment Income	2.891[1]	2.623[1]	2.394[1]	2.203	2.104
Net Realized and Unrealized Gain (Loss) on Investments	6.251	.731	11.301	3.245	(.222)
Total from Investment Operations	9.142	3.354	13.695	5.448	1.882
Distributions
Dividends from Net Investment Income	(2.802)	(2.554)	(2.425)	(2.138)	(2.112)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.802)	(2.554)	(2.425)	(2.138)	(2.112)
Net Asset Value, End of Period	$89.60	$83.26	$82.46	$71.19	$67.88

Total Return	11.31%	4.05%	19.46%	8.18%	2.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,816	$21,328	$20,010	$15,497	$11,214
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to Average Net Assets	3.38%	3.08%	3.07%	3.26%	3.13%
Portfolio Turnover Rate[2]	7%	13%	9%	7%	11%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Admiral Shares

February 7, 2019[1] to
For a Share Outstanding Throughout the Period	October 31, 2019
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.624
Net Realized and Unrealized Gain (Loss) on Investments	2.010
Total from Investment Operations	2.634
Distributions
Dividends from Net Investment Income	(.614)
Distributions from Realized Capital Gains	—
Total Distributions	(.614)
Net Asset Value, End of Period	$27.02

Total Return[3]	10.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,814
Ratio of Total Expenses to Average Net Assets	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	3.24%[4]
Portfolio Turnover Rate[5]	7%[6]

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Annualized.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral shares were issued on February 7, 2019.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

20

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

High Dividend Yield Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,636,000, representing less than 0.01%of the fund’s net assets and 0.65% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	35,565,767	—	34
Temporary Cash Investments	10,675	4,396	—
Futures Contracts—Liabilities[1]	(269)	—	—
Total	35,576,173	4,396	34

1 Represents variation margin on the last day of the reporting period.

22

High Dividend Yield Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	1,389,784
Total Distributable Earnings (Loss)	(1,389,784)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	98,770
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(978,815)
Net Unrealized Gains (Losses)	4,925,239

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	30,655,633
Gross Unrealized Appreciation	6,488,941
Gross Unrealized Depreciation	(1,563,702)
Net Unrealized Appreciation (Depreciation)	4,925,239

E.  During the year ended October 31, 2019, the fund purchased $9,967,850,000 of investment securities and sold $6,024,468,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,311,784,000 and $3,786,158,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

23

High Dividend Yield Index Fund

F.  Capital share transactions for each class of shares were:

	Year Ended October 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,187,273	35,128	1,640,168	48,448
Issued in Lieu of Cash Distributions	112,567	3,539	189,358	5,676
Redeemed[1]	(9,658,098)	(281,141)	(1,478,690)	(43,829)
Net Increase (Decrease)—Investor Shares	(8,358,258)	(242,474)	350,836	10,295
ETF Shares
Issued	7,516,552	88,367	7,116,592	83,559
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,801,664)	(45,250)	(5,977,040)	(70,075)
Net Increase (Decrease)—ETF Shares	3,714,888	43,117	1,139,552	13,484
Admiral Shares[2]
Issued[1]	9,304,199	355,228	—	—
Issued in Lieu of Cash Distributions	100,934	3,824	—	—
Redeemed	(861,296)	(32,822)	—	—
Net Increase (Decrease)—Admiral Shares	8,543,837	326,230	—	—

1 In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 244,521,000 and 321,285,000 shares, respectively, in the amount of $8,204,425,000 from the conversion during the year ended October 31, 2019.

2 Inception was February 7, 2019, for Admiral Shares.

G. Effective at the close of business on November 7, 2019, the remaining Investor Shares were converted to Admiral Shares.

Management has determined that no other events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard High Dividend Yield Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard High Dividend Yield Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2019 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,054,076,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.

All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138;

7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q6230 122019

Annual Report | October 31, 2019 Vanguard Emerging Markets Government Bond Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•   Global markets rallied during the 12 months ended October 31, 2019, and emerging markets led the way. Investors were initially concerned about global growth, the impact of tighter monetary policies, and growing trade tensions. But worries ebbed as central banks turned more accommodative, growth concerns eased, and investors again reached for yield. Global bond yields ended the period lower, pushing bond prices higher.

•   For the full fiscal year, Vanguard Emerging Markets Government Bond Index Fund returned 13.47% for ETF Shares. This result almost precisely matched that of the fund’s benchmark index, a theoretical construct that, unlike your fund, incurs no operating or transaction costs.

•   Three of the largest emerging-market government bond issuers—Mexico, Indonesia, and Brazil, which together accounted for 23% of the index as of October 31—each returned more than 20% in U.S. dollar terms. Returns were negative for just four of the more than 70 countries in the index.

•   By credit quality, returns were highest (+18%) for Baa-rated issues, the last rung on the investment-grade ladder of bonds. They accounted for the largest slice of the index, roughly 37%.

•   By maturity, returns were highest among 20-year-plus issues.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

Fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended October 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index	4/30/2019	10/31/2019	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,058.43	$1.14
Admiral™ Shares	1,000.00	1,058.33	1.14
Institutional Shares	1,000.00	1,058.39	1.04
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.10	1.12
Institutional Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for ETF Shares, 0.22% for Admiral Shares, and 0.20% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2013, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	13.47%	5.01%	4.72%	$13,444
Emerging Markets Government Bond Index Fund ETF Shares Market Price	13.61	4.98	4.81	13,523
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	13.45	5.09	4.82	13,527
Bloomberg Barclays Global Aggregate Index ex USD	7.84	1.20	1.24	10,825

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

Emerging Markets Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund Admiral Shares	12.61%	4.87%	4.61%	$13,356
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	13.45	5.09	4.82	13,527
Bloomberg Barclays Global Aggregate Index ex USD	7.84	1.20	1.24	10,825

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(2/11/2015)[1]	Investment
Emerging Markets Government Bond Index Fund Institutional Shares	12.61%	5.79%	$6,520,084
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	13.45	6.04	6,594,534
Bloomberg Barclays Global Aggregate Index ex USD	7.84	2.66	5,659,735

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

¹Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total returns shown are based on the period beginning February 11, 2015.

Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2019

			Since
	One	Five	Inception
	Year	Years	(5/31/2013)
Emerging Markets Government Bond Index Fund ETF Shares Market Price	13.61%	27.53%	35.23%
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	13.47	27.66	34.44
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	13.45	28.19	35.27

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

6

Emerging Markets Government Bond Index Fund

Sector Diversification

As of October 31, 2019

Foreign	99.8%
Treasury/Agency	0.2

7

Emerging Markets Government Bond Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Angola (0.5%)
Sovereign Bonds (0.5%)
	Republic of Angola	9.500%	11/12/25	2,950	3,327
	Republic of Angola	8.250%	5/9/28	3,550	3,709
1	Republic of Angola	9.375%	5/8/48	1,600	1,692
	Republic of Angola	9.375%	5/8/48	1,300	1,375
Total Angola (Cost $9,806)					10,103
Argentina (2.0%)
Sovereign Bonds (2.0%)
	Argentine Republic	6.875%	4/22/21	7,917	3,563
	Argentine Republic	5.625%	1/26/22	6,300	2,670
	Argentine Republic	4.625%	1/11/23	2,786	1,114
	Argentine Republic	7.500%	4/22/26	11,475	4,848
	Argentine Republic	6.875%	1/26/27	6,630	2,619
	Argentine Republic	5.875%	1/11/28	7,813	2,969
	Argentine Republic	6.625%	7/6/28	1,456	564
	Argentine Republic	8.280%	12/31/33	7,745	3,911
2	Argentine Republic	8.280%	12/31/33	2,379	1,184
	Argentine Republic	7.125%	7/6/36	2,765	1,071
2	Argentine Republic	3.750%	12/31/38	10,244	4,098
	Argentine Republic	7.625%	4/22/46	4,725	1,890
	Argentine Republic	6.875%	1/11/48	6,200	2,395
	Argentine Republic	7.125%	6/28/17	4,175	1,659
2	Provincia de Buenos Aires	9.125%	3/16/24	800	280
2	Provincia de Buenos Aires	7.875%	6/15/27	2,200	750
2	YPF SA	8.750%	4/4/24	520	433
	YPF SA	8.500%	7/28/25	2,162	1,712
Total Argentina (Cost $73,464)					37,730
Armenia (0.1%)
Sovereign Bonds (0.1%)
	Republic of Armenia	7.150%	3/26/25	700	816
1	Republic of Armenia	3.950%	9/26/29	900	876
Total Armenia (Cost $1,615)					1,692
Azerbaijan (0.5%)
Sovereign Bonds (0.5%)
1	Republic of Azerbaijan	4.750%	3/18/24	400	424
1,2	Republic of Azerbaijan	3.500%	9/1/32	1,100	1,068

8

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2	Republic of Azerbaijan	3.500%	9/1/32	850	825
	Republic of Azerbaijan	4.750%	3/18/24	1,800	1,907
3	Southern Gas Corridor CJSC	6.875%	3/24/26	3,600	4,199
Total Azerbaijan (Cost $7,907)					8,423
Bahamas (0.1%)
Sovereign Bond (0.1%)
1,2	Commonwealth of the Bahamas	6.000%	11/21/28	850	927
Total Bahamas (Cost $850)					927
Bahrain (1.6%)
Sovereign Bonds (1.6%)
	CBB International Sukuk Co. 5 SPC	5.624%	2/12/24	2,050	2,193
	CBB International Sukuk Co. 6 SPC	5.250%	3/20/25	1,400	1,485
	CBB International Sukuk Co. 7 SPC	6.875%	10/5/25	1,500	1,725
1	CBB International Sukuk Programme Co. SPC	4.500%	3/30/27	800	825
	Kingdom of Bahrain	5.875%	1/26/21	900	927
1	Kingdom of Bahrain	6.125%	7/5/22	2,600	2,769
1	Kingdom of Bahrain	6.125%	8/1/23	150	164
	Kingdom of Bahrain	6.125%	8/1/23	2,475	2,698
1	Kingdom of Bahrain	7.000%	1/26/26	2,200	2,514
	Kingdom of Bahrain	7.000%	1/26/26	1,550	1,774
	Kingdom of Bahrain	7.000%	10/12/28	2,200	2,539
1	Kingdom of Bahrain	6.750%	9/20/29	800	911
	Kingdom of Bahrain	6.750%	9/20/29	2,000	2,280
1	Kingdom of Bahrain	5.625%	9/30/31	2,300	2,415
1	Kingdom of Bahrain	6.000%	9/19/44	1,050	1,057
	Kingdom of Bahrain	6.000%	9/19/44	2,000	2,013
	Kingdom of Bahrain	7.500%	9/20/47	600	703
Total Bahrain (Cost $27,120)					28,992
Belarus (0.2%)
Sovereign Bonds (0.2%)
	Republic of Belarus	6.875%	2/28/23	1,075	1,156
	Republic of Belarus	6.200%	2/28/30	1,200	1,283
	Republic of Belarus	7.625%	6/29/27	1,250	1,440
Total Belarus (Cost $3,663)					3,879
Belize (0.0%)
Sovereign Bond (0.0%)
2	Belize	4.938%	2/20/34	550	330
Total Belize (Cost $380)					330
Bermuda (0.1%)
Sovereign Bonds (0.1%)
2	Bermuda	3.717%	1/25/27	1,550	1,625
1,2	Bermuda	4.750%	2/15/29	800	914
Total Bermuda (Cost $2,338)					2,539
Bolivia (0.1%)
Sovereign Bonds (0.1%)
	Plurinational State of Bolivia	4.875%	10/29/22	400	412
	Plurinational State of Bolivia	5.950%	8/22/23	800	856
1,2	Plurinational State of Bolivia	4.500%	3/20/28	1,600	1,490
Total Bolivia (Cost $2,805)					2,758

9

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Brazil (6.5%)
Sovereign Bonds (6.5%)
	Banco do Brasil SA	5.375%	1/15/21	375	386
	Banco do Brasil SA	5.875%	1/26/22	2,075	2,192
	Banco do Brasil SA	3.875%	10/10/22	3,126	3,192
	Cemig Geracao e Transmissao SA	9.250%	12/5/24	2,500	2,895
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	3,050	3,199
	Federative Republic of Brazil	4.875%	1/22/21	5,017	5,180
	Federative Republic of Brazil	2.625%	1/5/23	4,561	4,561
	Federative Republic of Brazil	8.875%	4/15/24	1,425	1,808
	Federative Republic of Brazil	4.250%	1/7/25	7,103	7,503
	Federative Republic of Brazil	8.750%	2/4/25	517	666
	Federative Republic of Brazil	6.000%	4/7/26	3,630	4,206
	Federative Republic of Brazil	10.125%	5/15/27	1,456	2,080
2	Federative Republic of Brazil	4.625%	1/13/28	6,552	7,000
2	Federative Republic of Brazil	4.500%	5/30/29	3,250	3,417
	Federative Republic of Brazil	8.250%	1/20/34	2,639	3,652
	Federative Republic of Brazil	7.125%	1/20/37	3,586	4,595
	Federative Republic of Brazil	5.625%	1/7/41	4,726	5,293
	Federative Republic of Brazil	5.000%	1/27/45	5,686	5,892
	Federative Republic of Brazil	5.625%	2/21/47	5,440	6,106
	Petrobras Global Finance BV	6.250%	3/17/24	2,825	3,157
	Petrobras Global Finance BV	5.299%	1/27/25	3,606	3,914
	Petrobras Global Finance BV	8.750%	5/23/26	4,048	5,166
	Petrobras Global Finance BV	7.375%	1/17/27	4,405	5,286
	Petrobras Global Finance BV	5.999%	1/27/28	7,538	8,495
	Petrobras Global Finance BV	5.750%	2/1/29	5,075	5,648
1	Petrobras Global Finance BV	5.093%	1/15/30	2,187	2,316
	Petrobras Global Finance BV	7.250%	3/17/44	2,485	3,019
	Petrobras Global Finance BV	6.900%	3/19/49	4,400	5,104
	Petrobras Global Finance BV	6.850%	6/5/15	4,375	5,026
Total Brazil (Cost $108,472)					120,954
Cameroon (0.1%)
Sovereign Bond (0.1%)
2	Republic of Cameroon	9.500%	11/19/25	1,350	1,487
Total Cameroon (Cost $1,408)					1,487
Chile (0.7%)
Sovereign Bonds (0.7%)
1	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	161
1	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	841
	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	1,700	1,785
	Republic of Chile	3.125%	1/21/26	1,290	1,355
2	Republic of Chile	3.240%	2/6/28	3,750	3,984
	Republic of Chile	3.860%	6/21/47	1,750	2,019
2	Republic of Chile	3.500%	1/25/50	3,100	3,378
Total Chile (Cost $12,599)					13,523

10

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
China (3.9%)
Sovereign Bonds (3.9%)
	Avi Funding Co. Ltd.	3.800%	9/16/25	600	636
1	Bank of China Ltd.	5.000%	11/13/24	1,000	1,091
	Bank of China Ltd.	5.000%	11/13/24	4,250	4,637
	China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	2,900	3,087
2	China Construction Bank Corp.	4.250%	2/27/29	3,000	3,155
	CNAC HK Finbridge Co. Ltd.	3.500%	7/19/22	2,898	2,949
	CNAC HK Finbridge Co. Ltd.	4.125%	7/19/27	1,580	1,664
	CNAC HK Finbridge Co. Ltd.	5.125%	3/14/28	1,900	2,129
1	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	321
	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	3,914	4,203
1	CNOOC Finance 2011 Ltd.	4.250%	1/26/21	2,288	2,337
1	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,600	1,653
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	2,250	2,285
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,300	1,361
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	1,000	1,112
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	2,560	2,731
	Export-Import Bank of China	3.625%	7/31/24	1,927	2,039
2	Huarong Finance 2017 Co. Ltd.	4.500%	12/31/49	350	356
	Huarong Finance II Co. Ltd.	3.625%	11/22/21	1,250	1,268
2	Huarong Finance II Co. Ltd.	2.875%	12/31/49	1,200	1,183
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	3,350	3,693
	People’s Republic of China	2.125%	11/2/22	2,473	2,486
	People’s Republic of China	3.250%	10/19/23	2,700	2,831
	People’s Republic of China	2.625%	11/2/27	1,751	1,807
	People’s Republic of China	3.500%	10/19/28	900	997
	People’s Republic of China	4.000%	10/19/48	1,100	1,324
1	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	1,575	1,607
	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	800	817
1	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	1,369	1,418
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	1,107	1,148
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	3,493	3,742
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	300	324
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	3,250	3,351
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	2,870	3,080
1	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	200	215
1	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	1,200	1,267
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	2,600	2,748
Total China (Cost $69,960)					73,052
Colombia (3.4%)
Sovereign Bonds (3.4%)
	Ecopetrol SA	5.875%	9/18/23	2,685	2,980
	Ecopetrol SA	4.125%	1/16/25	1,050	1,103
	Ecopetrol SA	5.375%	6/26/26	2,140	2,397
	Ecopetrol SA	7.375%	9/18/43	1,238	1,643
	Ecopetrol SA	5.875%	5/28/45	2,130	2,452
	Republic of Colombia	4.375%	7/12/21	3,409	3,520
2	Republic of Colombia	2.625%	3/15/23	1,960	1,970

11

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Colombia	4.000%	2/26/24	4,045	4,273
	Republic of Colombia	8.125%	5/21/24	1,680	2,071
2	Republic of Colombia	4.500%	1/28/26	2,275	2,483
2	Republic of Colombia	3.875%	4/25/27	4,275	4,535
2	Republic of Colombia	4.500%	3/15/29	4,300	4,773
	Republic of Colombia	7.375%	9/18/37	2,493	3,543
	Republic of Colombia	6.125%	1/18/41	4,082	5,277
2	Republic of Colombia	5.625%	2/26/44	4,684	5,796
2	Republic of Colombia	5.000%	6/15/45	8,550	9,897
	Republic of Colombia	5.200%	5/15/49	3,100	3,712
Total Colombia (Cost $56,755)					62,425
Costa Rica (0.4%)
Sovereign Bonds (0.4%)
	Republic of Costa Rica	4.250%	1/26/23	1,982	1,938
	Republic of Costa Rica	4.375%	4/30/25	500	479
	Republic of Costa Rica	5.625%	4/30/43	1,200	1,043
	Republic of Costa Rica	7.000%	4/4/44	2,330	2,298
	Republic of Costa Rica	7.158%	3/12/45	1,351	1,345
Total Costa Rica (Cost $6,912)					7,103
Cote d’Ivoire (0.4%)
Sovereign Bonds (0.4%)
2	Republic of Cote d’Ivoire	6.375%	3/3/28	1,900	1,963
2	Republic of Cote d’Ivoire	5.750%	12/31/32	1,605	1,588
1,2	Republic of Cote d’Ivoire	5.750%	12/31/32	1,320	1,306
2	Republic of Cote d’Ivoire	6.125%	6/15/33	2,800	2,749
Total Cote d’Ivoire (Cost $7,337)					7,606
Croatia (0.6%)
Sovereign Bonds (0.6%)
	Republic of Croatia	6.375%	3/24/21	2,600	2,737
	Republic of Croatia	5.500%	4/4/23	3,500	3,866
	Republic of Croatia	6.000%	1/26/24	3,235	3,723
Total Croatia (Cost $9,896)					10,326
Dominican Republic (1.5%)
Sovereign Bonds (1.5%)
2	Dominican Republic	7.500%	5/6/21	1,735	1,811
	Dominican Republic	6.600%	1/28/24	1,075	1,192
2	Dominican Republic	5.875%	4/18/24	1,950	2,085
	Dominican Republic	5.500%	1/27/25	2,860	3,058
	Dominican Republic	6.875%	1/29/26	1,795	2,050
	Dominican Republic	5.950%	1/25/27	3,200	3,510
1	Dominican Republic	6.000%	7/19/28	1,400	1,533
	Dominican Republic	6.000%	7/19/28	1,519	1,685
	Dominican Republic	7.450%	4/30/44	1,900	2,278
1	Dominican Republic	6.850%	1/27/45	870	970
2	Dominican Republic	6.850%	1/27/45	3,219	3,626
1	Dominican Republic	6.500%	2/15/48	1,000	1,077
	Dominican Republic	6.400%	6/5/49	550	595
1	Dominican Republic	6.400%	6/5/49	3,100	3,317
Total Dominican Republic (Cost $27,288)					28,787

12

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ecuador (1.9%)
Sovereign Bonds (1.9%)
	Republic of Ecuador	10.750%	3/28/22	6,300	6,740
	Republic of Ecuador	8.750%	6/2/23	2,300	2,339
	Republic of Ecuador	7.950%	6/20/24	5,450	5,277
1	Republic of Ecuador	7.875%	3/27/25	500	470
	Republic of Ecuador	9.650%	12/13/26	3,150	3,112
1	Republic of Ecuador	9.625%	6/2/27	370	361
	Republic of Ecuador	9.625%	6/2/27	3,200	3,123
	Republic of Ecuador	8.875%	10/23/27	2,950	2,764
1	Republic of Ecuador	7.875%	1/23/28	4,950	4,440
1	Republic of Ecuador	10.750%	1/31/29	3,600	3,657
1	Republic of Ecuador	9.500%	3/27/30	2,400	2,316
Total Ecuador (Cost $36,041)					34,599
Egypt (1.7%)
Sovereign Bonds (1.7%)
	Arab Republic of Egypt	6.125%	1/31/22	4,653	4,809
1	Arab Republic of Egypt	5.577%	2/21/23	1,200	1,232
	Arab Republic of Egypt	5.577%	2/21/23	950	974
	Arab Republic of Egypt	6.200%	3/1/24	1,250	1,322
	Arab Republic of Egypt	5.875%	6/11/25	2,475	2,566
	Arab Republic of Egypt	7.500%	1/31/27	3,500	3,801
1	Arab Republic of Egypt	6.588%	2/21/28	800	813
	Arab Republic of Egypt	6.588%	2/21/28	1,725	1,758
1	Arab Republic of Egypt	7.600%	3/1/29	2,000	2,115
	Arab Republic of Egypt	7.600%	3/1/29	1,150	1,218
	Arab Republic of Egypt	6.875%	4/30/40	800	778
	Arab Republic of Egypt	8.500%	1/31/47	4,450	4,682
1	Arab Republic of Egypt	7.903%	2/21/48	200	200
	Arab Republic of Egypt	7.903%	2/21/48	2,600	2,607
	Arab Republic of Egypt	8.700%	3/1/49	2,750	2,950
Total Egypt (Cost $30,739)					31,825
El Salvador (0.6%)
Sovereign Bonds (0.6%)
	Republic of El Salvador	7.750%	1/24/23	985	1,079
	Republic of El Salvador	5.875%	1/30/25	1,218	1,266
1	Republic of El Salvador	6.375%	1/18/27	300	313
	Republic of El Salvador	6.375%	1/18/27	1,402	1,473
1	Republic of El Salvador	8.625%	2/28/29	150	177
	Republic of El Salvador	8.625%	2/28/29	1,100	1,304
	Republic of El Salvador	8.250%	4/10/32	882	1,021
	Republic of El Salvador	7.650%	6/15/35	1,990	2,163
	Republic of El Salvador	7.625%	2/1/41	1,218	1,328
1,2	Republic of El Salvador	7.125%	1/20/50	1,800	1,818
Total El Salvador (Cost $11,048)					11,942
Ethiopia (0.1%)
Sovereign Bond (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	1,750	1,836
Total Ethiopia (Cost $1,740)					1,836

13

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Gabon (0.2%)
Sovereign Bonds (0.2%)
2	Gabonese Republic	6.375%	12/12/24	2,586	2,575
1,2	Gabonese Republic	6.375%	12/12/24	400	398
	Gabonese Republic	6.950%	6/16/25	1,050	1,060
Total Gabon (Cost $3,983)					4,033
Georgia (0.0%)
Sovereign Bond (0.0%)
	Republic of Georgia	6.875%	4/12/21	800	847
Total Georgia (Cost $828)					847
Ghana (0.8%)
Sovereign Bonds (0.8%)
1	Republic of Ghana	7.875%	8/7/23	400	435
1,2	Republic of Ghana	8.125%	1/18/26	300	318
2	Republic of Ghana	8.125%	1/18/26	2,970	3,149
2	Republic of Ghana	7.875%	3/26/27	500	520
2	Republic of Ghana	7.625%	5/16/29	2,800	2,833
2	Republic of Ghana	10.750%	10/14/30	1,000	1,263
2	Republic of Ghana	8.125%	3/26/32	3,000	3,036
1,2	Republic of Ghana	8.627%	6/16/49	800	798
2	Republic of Ghana	8.950%	3/26/51	2,200	2,226
Total Ghana (Cost $14,220)					14,578
Guatemala (0.4%)
Sovereign Bonds (0.4%)
	Republic of Guatemala	5.750%	6/6/22	1,453	1,554
	Republic of Guatemala	4.500%	5/3/26	1,700	1,782
	Republic of Guatemala	4.375%	6/5/27	1,000	1,032
	Republic of Guatemala	4.875%	2/13/28	600	639
1,2	Republic of Guatemala	4.900%	6/1/30	800	846
2	Republic of Guatemala	6.125%	6/1/50	1,400	1,643
Total Guatemala (Cost $7,017)					7,496
Honduras (0.2%)
Sovereign Bonds (0.2%)
	Republic of Honduras	8.750%	12/16/20	200	213
2	Republic of Honduras	7.500%	3/15/24	1,200	1,324
	Republic of Honduras	6.250%	1/19/27	1,170	1,254
Total Honduras (Cost $2,673)					2,791
Hungary (1.1%)
Sovereign Bonds (1.1%)
	Republic of Hungary	6.375%	3/29/21	4,377	4,634
	Republic of Hungary	5.375%	2/21/23	3,482	3,809
	Republic of Hungary	5.750%	11/22/23	3,754	4,247
	Republic of Hungary	5.375%	3/25/24	3,975	4,470
	Republic of Hungary	7.625%	3/29/41	2,100	3,453
Total Hungary (Cost $19,600)					20,613

14

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Indonesia (6.7%)
Sovereign Bonds (6.7%)
	Pertamina Persero PT	4.875%	5/3/22	750	792
1	Pertamina Persero PT	4.300%	5/20/23	430	454
	Pertamina Persero PT	4.300%	5/20/23	1,500	1,582
	Pertamina Persero PT	6.500%	5/27/41	200	254
1	Pertamina Persero PT	5.625%	5/20/43	200	230
	Pertamina Persero PT	6.450%	5/30/44	1,800	2,299
	Pertamina Persero PT	6.500%	11/7/48	400	522
1	Perusahaan Listrik Negara PT	4.125%	5/15/27	1,450	1,517
	Perusahaan Listrik Negara PT	4.125%	5/15/27	750	785
	Perusahaan Listrik Negara PT	5.450%	5/21/28	200	229
1	Perusahaan Listrik Negara PT	5.250%	10/24/42	300	333
4	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/21	1,200	1,216
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	1,700	1,736
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	378	387
1	Perusahaan Penerbit SBSN Indonesia III	3.750%	3/1/23	800	830
4	Perusahaan Penerbit SBSN Indonesia III	3.750%	3/1/23	2,000	2,075
4	Perusahaan Penerbit SBSN Indonesia III	3.900%	8/20/24	650	686
1	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	645
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	2,900	3,117
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	3,469	3,716
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	2,985	3,254
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	4,450	4,761
1	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	1,500	1,635
4	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	2,182	2,378
1,4	Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	1,000	1,100
4	Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	600	660
	Republic of Indonesia	4.875%	5/5/21	4,800	4,976
	Republic of Indonesia	3.700%	1/8/22	2,250	2,311
	Republic of Indonesia	3.750%	4/25/22	3,150	3,247
	Republic of Indonesia	3.375%	4/15/23	4,400	4,517
	Republic of Indonesia	5.375%	10/17/23	2,559	2,828
	Republic of Indonesia	5.875%	1/15/24	2,850	3,213
	Republic of Indonesia	4.450%	2/11/24	900	967
1	Republic of Indonesia	4.125%	1/15/25	200	213
	Republic of Indonesia	4.125%	1/15/25	3,280	3,497
	Republic of Indonesia	4.750%	1/8/26	4,550	5,035
	Republic of Indonesia	4.350%	1/8/27	2,300	2,511
1	Republic of Indonesia	3.850%	7/18/27	1,000	1,061
	Republic of Indonesia	3.850%	7/18/27	1,450	1,539
	Republic of Indonesia	3.500%	1/11/28	2,586	2,685
	Republic of Indonesia	4.100%	4/24/28	1,858	2,002
	Republic of Indonesia	4.750%	2/11/29	2,000	2,277
	Republic of Indonesia	3.400%	9/18/29	1,300	1,350
	Republic of Indonesia	8.500%	10/12/35	2,440	3,826
	Republic of Indonesia	6.625%	2/17/37	2,487	3,353
	Republic of Indonesia	7.750%	1/17/38	3,288	4,916
	Republic of Indonesia	5.250%	1/17/42	4,050	4,849
	Republic of Indonesia	4.625%	4/15/43	2,725	3,038
1	Republic of Indonesia	6.750%	1/15/44	100	143
	Republic of Indonesia	6.750%	1/15/44	3,150	4,526
	Republic of Indonesia	5.125%	1/15/45	5,069	6,076
	Republic of Indonesia	5.950%	1/8/46	600	798

15

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Indonesia	5.250%	1/8/47	2,850	3,493
	Republic of Indonesia	4.750%	7/18/47	1,850	2,117
	Republic of Indonesia	4.350%	1/11/48	3,050	3,336
	Republic of Indonesia	5.350%	2/11/49	2,300	2,924
	Republic of Indonesia	3.700%	10/30/49	750	750
Total Indonesia (Cost $116,293)					125,567
Iraq (0.3%)
Sovereign Bonds (0.3%)
1	Republic of Iraq	6.752%	3/9/23	850	858
	Republic of Iraq	6.752%	3/9/23	1,350	1,361
2	Republic of Iraq	5.800%	1/15/28	4,445	4,264
Total Iraq (Cost $6,408)					6,483
Jamaica (0.6%)
Sovereign Bonds (0.6%)
	Jamaica	6.750%	4/28/28	3,050	3,607
2	Jamaica	8.000%	3/15/39	1,948	2,571
	Jamaica	7.875%	7/28/45	3,250	4,274
Total Jamaica (Cost $9,418)					10,452
Jordan (0.3%)
Sovereign Bonds (0.3%)
	Hashemite Kingdom of Jordan	6.125%	1/29/26	2,200	2,322
	Hashemite Kingdom of Jordan	5.750%	1/31/27	1,614	1,669
	Hashemite Kingdom of Jordan	7.375%	10/10/47	1,650	1,742
Total Jordan (Cost $5,369)					5,733
Kazakhstan (1.0%)
Sovereign Bonds (1.0%)
	KazMunayGas National Co. JSC	5.750%	4/19/47	1,800	2,101
	KazMunayGas National Co. JSC	6.375%	10/24/48	200	252
1	KazMunayGas National Co. JSC	6.375%	10/24/48	900	1,131
	Republic of Kazakhstan	3.875%	10/14/24	2,350	2,500
	Republic of Kazakhstan	5.125%	7/21/25	5,450	6,183
	Republic of Kazakhstan	4.875%	10/14/44	1,800	2,186
	Republic of Kazakhstan	6.500%	7/21/45	2,430	3,532
Total Kazakhstan (Cost $15,948)					17,885
Kenya (0.6%)
Sovereign Bonds (0.6%)
1	Republic of Kenya	6.875%	6/24/24	200	212
	Republic of Kenya	6.875%	6/24/24	3,275	3,480
2	Republic of Kenya	7.000%	5/22/27	1,825	1,913
	Republic of Kenya	7.250%	2/28/28	1,800	1,901
2	Republic of Kenya	8.000%	5/22/32	2,500	2,668
	Republic of Kenya	8.250%	2/28/48	1,625	1,707
Total Kenya (Cost $11,208)					11,881
Kuwait (0.8%)
Sovereign Bonds (0.8%)
	State of Kuwait	2.750%	3/20/22	6,175	6,263
	State of Kuwait	3.500%	3/20/27	7,940	8,555
Total Kuwait (Cost $14,281)					14,818

16

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lebanon (1.0%)
Sovereign Bonds (1.0%)
	Republic of Lebanon	8.250%	4/12/21	3,828	2,672
	Republic of Lebanon	6.100%	10/4/22	5,039	3,001
	Republic of Lebanon	6.000%	1/27/23	1,035	614
	Republic of Lebanon	6.650%	4/22/24	1,991	1,142
	Republic of Lebanon	6.200%	2/26/25	2,100	1,187
	Republic of Lebanon	6.250%	6/12/25	400	225
	Republic of Lebanon	6.600%	11/27/26	3,105	1,719
	Republic of Lebanon	6.850%	3/23/27	2,900	1,610
	Republic of Lebanon	6.750%	11/29/27	2,461	1,361
	Republic of Lebanon	6.650%	11/3/28	1,440	798
	Republic of Lebanon	6.850%	5/25/29	500	276
	Republic of Lebanon	6.650%	2/26/30	3,050	1,690
	Republic of Lebanon	7.000%	3/23/32	2,050	1,138
	Republic of Lebanon	7.050%	11/2/35	500	279
	Republic of Lebanon	7.250%	3/23/37	2,100	1,166
Total Lebanon (Cost $29,074)					18,878
Malaysia (1.0%)
Sovereign Bonds (1.0%)
	1MDB Global Investments Ltd.	4.400%	3/9/23	4,700	4,545
	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	2,750	2,856
	Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	975	1,201
	Malaysia Sukuk Global Bhd.	3.179%	4/27/26	1,750	1,830
	Malaysia Sukuk Global Bhd.	4.080%	4/27/46	700	847
	Petronas Capital Ltd.	3.500%	3/18/25	2,800	2,957
	Petronas Capital Ltd.	4.500%	3/18/45	2,650	3,253
1	Wakala Global Sukuk Bhd.	4.646%	7/6/21	750	780
Total Malaysia (Cost $17,097)					18,269
Mexico (9.5%)
Sovereign Bonds (9.5%)
1	Mexico City Airport Trust	5.500%	7/31/47	590	593
	Mexico City Airport Trust	5.500%	7/31/47	3,154	3,174
	Petroleos Mexicanos	6.875%	8/4/26	5,830	6,394
1	Petroleos Mexicanos	6.490%	1/23/27	3,366	3,592
	Petroleos Mexicanos	6.500%	3/13/27	9,770	10,350
	Petroleos Mexicanos	5.350%	2/12/28	4,750	4,676
	Petroleos Mexicanos	6.500%	1/23/29	3,525	3,674
1	Petroleos Mexicanos	6.840%	1/23/30	8,159	8,696
	Petroleos Mexicanos	6.625%	6/15/35	4,901	4,992
	Petroleos Mexicanos	6.500%	6/2/41	2,160	2,135
	Petroleos Mexicanos	6.375%	1/23/45	3,385	3,299
	Petroleos Mexicanos	5.625%	1/23/46	3,792	3,402
	Petroleos Mexicanos	6.750%	9/21/47	10,529	10,485
	Petroleos Mexicanos	6.350%	2/12/48	5,755	5,475
1	Petroleos Mexicanos	7.690%	1/23/50	14,265	15,555
	United Mexican States	3.625%	3/15/22	4,073	4,202
	United Mexican States	8.000%	9/24/22	400	464
	United Mexican States	4.000%	10/2/23	5,226	5,538
	United Mexican States	3.600%	1/30/25	4,399	4,617
	United Mexican States	4.125%	1/21/26	4,462	4,778
	United Mexican States	4.150%	3/28/27	6,160	6,593
	United Mexican States	3.750%	1/11/28	5,230	5,447

17

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United Mexican States	4.500%	4/22/29	7,300	8,038
	United Mexican States	7.500%	4/8/33	1,010	1,413
	United Mexican States	6.750%	9/27/34	2,776	3,758
	United Mexican States	6.050%	1/11/40	4,955	6,304
	United Mexican States	4.750%	3/8/44	8,570	9,348
	United Mexican States	5.550%	1/21/45	3,314	4,033
	United Mexican States	4.600%	1/23/46	6,981	7,453
	United Mexican States	4.350%	1/15/47	3,626	3,757
	United Mexican States	4.600%	2/10/48	5,743	6,188
2	United Mexican States	4.500%	1/31/50	2,500	2,692
	United Mexican States	5.750%	10/12/10	4,612	5,355
Total Mexico (Cost $165,823)					176,470
Mongolia (0.3%)
Sovereign Bonds (0.3%)
	Mongolia	10.875%	4/6/21	1,300	1,424
	Mongolia	5.125%	12/5/22	2,850	2,888
1	Mongolia	5.625%	5/1/23	200	204
	Mongolia	8.750%	3/9/24	1,200	1,357
Total Mongolia (Cost $5,708)					5,873
Morocco (0.3%)
Sovereign Bonds (0.3%)
	Kingdom of Morocco	4.250%	12/11/22	3,200	3,359
	Kingdom of Morocco	5.500%	12/11/42	925	1,116
	OCP SA	6.875%	4/25/44	300	374
Total Morocco (Cost $4,511)					4,849
Mozambique (0.0%)
Sovereign Bond (0.0%)
1,2	Republic of Mozambique	5.000%	9/15/31	797	701
Total Mozambique (Cost $701)					701
Namibia (0.1%)
Sovereign Bonds (0.1%)
	Republic of Namibia	5.500%	11/3/21	1,000	1,034
	Republic of Namibia	5.250%	10/29/25	1,150	1,172
Total Namibia (Cost $2,174)					2,206
Nigeria (1.1%)
Sovereign Bonds (1.1%)
	Federal Republic of Nigeria	6.750%	1/28/21	750	777
	Federal Republic of Nigeria	6.375%	7/12/23	1,200	1,263
1	Federal Republic of Nigeria	7.625%	11/21/25	800	871
	Federal Republic of Nigeria	7.625%	11/21/25	1,150	1,254
	Federal Republic of Nigeria	6.500%	11/28/27	2,700	2,713
1	Federal Republic of Nigeria	7.143%	2/23/30	1,000	1,002
1	Federal Republic of Nigeria	8.747%	1/21/31	1,600	1,764
	Federal Republic of Nigeria	7.875%	2/16/32	2,100	2,172
1	Federal Republic of Nigeria	7.875%	2/16/32	1,500	1,547
1	Federal Republic of Nigeria	7.696%	2/23/38	2,175	2,172

18

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federal Republic of Nigeria	7.625%	11/28/47	2,600	2,541
	Federal Republic of Nigeria	9.248%	1/21/49	1,500	1,665
Total Nigeria (Cost $19,317)					19,741
Oman (2.1%)
Sovereign Bonds (2.1%)
	Oman Sovereign Sukuk SAOC	4.397%	6/1/24	3,600	3,624
1	Oman Sovereign Sukuk SAOC	5.932%	10/31/25	1,700	1,818
	Oman Sovereign Sukuk SAOC	5.932%	10/31/25	1,500	1,611
	Sultanate of Oman	3.625%	6/15/21	2,200	2,203
1	Sultanate of Oman	3.625%	6/15/21	1,300	1,300
	Sultanate of Oman	3.875%	3/8/22	1,450	1,453
1	Sultanate of Oman	4.125%	1/17/23	1,250	1,255
	Sultanate of Oman	4.125%	1/17/23	1,000	1,005
1	Sultanate of Oman	4.875%	2/1/25	1,200	1,206
	Sultanate of Oman	4.750%	6/15/26	5,400	5,266
	Sultanate of Oman	5.375%	3/8/27	3,425	3,394
1	Sultanate of Oman	5.625%	1/17/28	1,800	1,779
	Sultanate of Oman	5.625%	1/17/28	2,250	2,227
1	Sultanate of Oman	6.000%	8/1/29	3,700	3,694
	Sultanate of Oman	6.500%	3/8/47	3,215	2,983
1	Sultanate of Oman	6.750%	1/17/48	2,500	2,344
	Sultanate of Oman	6.750%	1/17/48	2,800	2,631
Total Oman (Cost $39,516)					39,793
Pakistan (0.5%)
Sovereign Bonds (0.5%)
1	Islamic Republic of Pakistan	8.250%	4/15/24	250	272
	Islamic Republic of Pakistan	8.250%	4/15/24	1,750	1,906
	Islamic Republic of Pakistan	8.250%	9/30/25	1,100	1,203
1	Islamic Republic of Pakistan	6.875%	12/5/27	1,350	1,350
	Islamic Republic of Pakistan	6.875%	12/5/27	1,250	1,253
	Third Pakistan International Sukuk Co. Ltd.	5.500%	10/13/21	1,700	1,709
	Third Pakistan International Sukuk Co. Ltd.	5.625%	12/5/22	1,400	1,405
Total Pakistan (Cost $8,933)					9,098
Panama (1.7%)
Sovereign Bonds (1.7%)
2	Republic of Panama	4.000%	9/22/24	2,300	2,461
2	Republic of Panama	3.750%	3/16/25	2,359	2,492
	Republic of Panama	7.125%	1/29/26	1,825	2,286
	Republic of Panama	8.875%	9/30/27	1,935	2,769
2	Republic of Panama	3.875%	3/17/28	2,233	2,420
	Republic of Panama	9.375%	4/1/29	1,550	2,366
2	Republic of Panama	3.160%	1/23/30	2,100	2,158
2	Republic of Panama	6.700%	1/26/36	3,645	5,126
2	Republic of Panama	4.500%	5/15/47	2,200	2,579
2	Republic of Panama	4.500%	4/16/50	3,100	3,631
2	Republic of Panama	4.300%	4/29/53	1,350	1,556
2	Republic of Panama	3.870%	7/23/60	1,300	1,376
Total Panama (Cost $28,653)					31,220

19

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Papua New Guinea (0.0%)
Sovereign Bonds (0.0%)
1	Papua New Guinea Government International Bond	8.375%	10/4/28	500	530
	Papua New Guinea Government International Bond	8.375%	10/4/28	300	321
Total Papua New Guinea (Cost $811)					851
Paraguay (0.5%)
Sovereign Bonds (0.5%)
	Republic of Paraguay	4.625%	1/25/23	1,672	1,765
	Republic of Paraguay	5.000%	4/15/26	1,180	1,303
	Republic of Paraguay	4.700%	3/27/27	700	767
	Republic of Paraguay	6.100%	8/11/44	2,000	2,426
	Republic of Paraguay	5.600%	3/13/48	1,000	1,159
1,2	Republic of Paraguay	5.400%	3/30/50	900	1,026
Total Paraguay (Cost $7,863)					8,446
Peru (1.3%)
Sovereign Bonds (1.3%)
	Republic of Peru	7.350%	7/21/25	3,159	3,995
	Republic of Peru	4.125%	8/25/27	2,447	2,731
	Republic of Peru	2.844%	6/20/30	1,400	1,446
	Republic of Peru	8.750%	11/21/33	2,786	4,580
2	Republic of Peru	6.550%	3/14/37	2,821	4,106
	Republic of Peru	5.625%	11/18/50	4,557	6,624
Total Peru (Cost $21,113)					23,482
Philippines (2.8%)
Sovereign Bonds (2.8%)
	Republic of the Philippines	4.000%	1/15/21	2,585	2,640
	Republic of the Philippines	4.200%	1/21/24	2,514	2,717
2	Republic of the Philippines	7.500%	9/25/24	1,150	1,384
	Republic of the Philippines	10.625%	3/16/25	2,484	3,562
	Republic of the Philippines	5.500%	3/30/26	2,500	2,997
	Republic of the Philippines	3.000%	2/1/28	3,600	3,796
	Republic of the Philippines	3.750%	1/14/29	3,350	3,721
	Republic of the Philippines	9.500%	2/2/30	2,973	4,787
	Republic of the Philippines	7.750%	1/14/31	3,004	4,450
	Republic of the Philippines	6.375%	1/15/32	1,850	2,518
	Republic of the Philippines	6.375%	10/23/34	3,495	4,950
	Republic of the Philippines	5.000%	1/13/37	2,480	3,174
	Republic of the Philippines	3.950%	1/20/40	3,650	4,177
	Republic of the Philippines	3.700%	3/1/41	3,450	3,881
	Republic of the Philippines	3.700%	2/2/42	3,390	3,806
Total Philippines (Cost $48,881)					52,560
Poland (1.1%)
Sovereign Bonds (1.1%)
	Republic of Poland	5.125%	4/21/21	2,700	2,818
	Republic of Poland	5.000%	3/23/22	5,409	5,786
	Republic of Poland	3.000%	3/17/23	3,853	3,974
	Republic of Poland	4.000%	1/22/24	3,478	3,761
	Republic of Poland	3.250%	4/6/26	3,060	3,261
Total Poland (Cost $19,048)					19,600

20

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Qatar (4.6%)
Sovereign Bonds (4.6%)
5	QNB Finance Ltd., 3M USD LIBOR + 1.350%	3.474%	5/31/21	2,300	2,313
	SoQ Sukuk A QSC	3.241%	1/18/23	935	969
	State of Qatar	2.375%	6/2/21	7,250	7,272
1	State of Qatar	4.500%	1/20/22	2,750	2,888
1	State of Qatar	3.875%	4/23/23	1,200	1,267
	State of Qatar	3.875%	4/23/23	7,475	7,893
	State of Qatar	3.375%	3/14/24	3,800	3,974
	State of Qatar	3.250%	6/2/26	6,400	6,720
1	State of Qatar	4.500%	4/23/28	5,100	5,832
	State of Qatar	4.000%	3/14/29	6,550	7,275
1	State of Qatar	9.750%	6/15/30	1,050	1,723
	State of Qatar	9.750%	6/15/30	825	1,358
1	State of Qatar	6.400%	1/20/40	700	1,018
	State of Qatar	6.400%	1/20/40	678	991
1	State of Qatar	5.750%	1/20/42	516	709
	State of Qatar	5.750%	1/20/42	1,650	2,280
	State of Qatar	4.625%	6/2/46	3,350	4,079
	State of Qatar	5.103%	4/23/48	11,400	14,542
1	State of Qatar	4.817%	3/14/49	900	1,104
	State of Qatar	4.817%	3/14/49	9,905	12,158
Total Qatar (Cost $79,245)					86,365
Romania (0.7%)
Sovereign Bonds (0.7%)
	Republic of Romania	6.750%	2/7/22	3,582	3,935
	Republic of Romania	4.375%	8/22/23	2,424	2,592
1	Republic of Romania	4.875%	1/22/24	100	110
	Republic of Romania	4.875%	1/22/24	1,930	2,118
1	Republic of Romania	6.125%	1/22/44	200	259
	Republic of Romania	6.125%	1/22/44	1,470	1,905
1	Republic of Romania	5.125%	6/15/48	500	574
	Republic of Romania	5.125%	6/15/48	1,700	1,963
Total Romania (Cost $12,657)					13,456
Russia (4.8%)
Sovereign Bonds (4.8%)
	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	3,200	3,321
1	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	222
	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	1,550	1,721
	Rosneft Oil Co. Via Rosneft International Finance DAC	4.199%	3/6/22	3,327	3,416
	Russian Federation	4.500%	4/4/22	4,400	4,633
1	Russian Federation	4.875%	9/16/23	450	493
	Russian Federation	4.875%	9/16/23	6,000	6,570
	Russian Federation	4.750%	5/27/26	5,000	5,503
	Russian Federation	4.250%	6/23/27	5,400	5,794
	Russian Federation	12.750%	6/24/28	4,785	8,157
	Russian Federation	4.375%	3/21/29	5,000	5,419
2	Russian Federation	7.500%	3/31/30	3,656	4,176
	Russian Federation	5.100%	3/28/35	7,000	8,086
	Russian Federation	5.625%	4/4/42	5,600	6,928
	Russian Federation	5.875%	9/16/43	2,600	3,322
1	Russian Federation	5.250%	6/23/47	4,800	5,747

21

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Russian Federation	5.250%	6/23/47	7,600	9,100
	Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	1,025	1,075
	Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	1,900	2,043
	Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	3,024	3,182
Total Russia (Cost $81,478)					88,908
Saudi Arabia (7.7%)
Sovereign Bonds (7.7%)
1	Kingdom of Saudi Arabia	2.375%	10/26/21	3,500	3,504
	Kingdom of Saudi Arabia	2.375%	10/26/21	6,192	6,207
1	Kingdom of Saudi Arabia	2.875%	3/4/23	2,400	2,448
	Kingdom of Saudi Arabia	2.875%	3/4/23	2,610	2,666
1	Kingdom of Saudi Arabia	4.000%	4/17/25	4,375	4,698
	Kingdom of Saudi Arabia	4.000%	4/17/25	3,400	3,656
	Kingdom of Saudi Arabia	3.250%	10/26/26	4,300	4,450
1	Kingdom of Saudi Arabia	3.250%	10/26/26	5,795	5,983
1	Kingdom of Saudi Arabia	3.625%	3/4/28	3,000	3,154
	Kingdom of Saudi Arabia	3.625%	3/4/28	5,100	5,372
1	Kingdom of Saudi Arabia	4.375%	4/16/29	5,650	6,314
	Kingdom of Saudi Arabia	4.375%	4/16/29	1,400	1,568
1	Kingdom of Saudi Arabia	4.500%	4/17/30	2,950	3,341
	Kingdom of Saudi Arabia	4.500%	4/17/30	2,400	2,721
	Kingdom of Saudi Arabia	4.500%	10/26/46	11,085	12,206
1	Kingdom of Saudi Arabia	4.625%	10/4/47	2,100	2,352
	Kingdom of Saudi Arabia	4.625%	10/4/47	6,930	7,780
1	Kingdom of Saudi Arabia	5.000%	4/17/49	2,500	2,962
	Kingdom of Saudi Arabia	5.000%	4/17/49	4,300	5,107
1	Kingdom of Saudi Arabia	5.250%	1/16/50	3,700	4,560
	Kingdom of Saudi Arabia	5.250%	1/16/50	2,350	2,902
1	KSA Sukuk Ltd.	2.894%	4/20/22	3,300	3,351
	KSA Sukuk Ltd.	2.894%	4/20/22	5,450	5,536
6	KSA Sukuk Ltd.	3.628%	4/20/27	7,900	8,297
1	KSA Sukuk Ltd.	4.303%	1/19/29	1,900	2,106
	KSA Sukuk Ltd.	4.303%	1/19/29	1,200	1,331
1	KSA Sukuk Ltd.	2.969%	10/29/29	5,175	5,165
1	Saudi Arabian Oil Co.	2.875%	4/16/24	3,200	3,249
	Saudi Arabian Oil Co.	2.875%	4/16/24	600	608
1	Saudi Arabian Oil Co.	3.500%	4/16/29	5,400	5,580
1	Saudi Arabian Oil Co.	4.250%	4/16/39	5,300	5,702
1	Saudi Arabian Oil Co.	4.375%	4/16/49	4,800	5,175
1	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	671
	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	2,150	2,265
	Saudi Electricity Global Sukuk Co. 4	4.222%	1/27/24	400	423
Total Saudi Arabia (Cost $134,384)					143,410
Senegal (0.3%)
Sovereign Bonds (0.3%)
	Republic of Senegal	6.250%	7/30/24	800	874
2	Republic of Senegal	6.250%	5/23/33	1,900	1,944
1,2	Republic of Senegal	6.750%	3/13/48	800	786
2	Republic of Senegal	6.750%	3/13/48	1,200	1,180
Total Senegal (Cost $4,610)					4,784

22

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Serbia (0.2%)
Sovereign Bond (0.2%)
	Republic of Serbia	7.250%	9/28/21	2,963	3,234
Total Serbia (Cost $3,127)					3,234
South Africa (2.1%)
Sovereign Bonds (2.1%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	2,950	2,971
	Republic of South Africa	5.875%	5/30/22	1,471	1,583
	Republic of South Africa	4.665%	1/17/24	2,700	2,815
	Republic of South Africa	5.875%	9/16/25	3,950	4,305
	Republic of South Africa	4.875%	4/14/26	2,350	2,418
	Republic of South Africa	4.850%	9/27/27	1,800	1,826
	Republic of South Africa	4.300%	10/12/28	3,550	3,426
	Republic of South Africa	4.850%	9/30/29	3,400	3,366
	Republic of South Africa	5.875%	6/22/30	2,550	2,708
	Republic of South Africa	6.250%	3/8/41	1,451	1,561
	Republic of South Africa	5.375%	7/24/44	1,800	1,726
	Republic of South Africa	5.000%	10/12/46	1,400	1,281
	Republic of South Africa	5.650%	9/27/47	2,900	2,924
	Republic of South Africa	6.300%	6/22/48	1,250	1,323
	Republic of South Africa	5.750%	9/30/49	5,100	4,934
Total South Africa (Cost $38,773)					39,167
Sri Lanka (1.4%)
Sovereign Bonds (1.4%)
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,900	1,938
	Democratic Socialist Republic of Sri Lanka	5.750%	1/18/22	950	960
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	1,500	1,516
1	Democratic Socialist Republic of Sri Lanka	5.750%	4/18/23	1,400	1,403
	Democratic Socialist Republic of Sri Lanka	5.750%	4/18/23	850	854
	Democratic Socialist Republic of Sri Lanka	6.850%	3/14/24	2,000	2,065
	Democratic Socialist Republic of Sri Lanka	6.350%	6/28/24	500	507
	Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	1,400	1,381
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	2,650	2,690
	Democratic Socialist Republic of Sri Lanka	6.825%	7/18/26	1,800	1,812
	Democratic Socialist Republic of Sri Lanka	6.200%	5/11/27	2,650	2,548
	Democratic Socialist Republic of Sri Lanka	6.750%	4/18/28	2,250	2,199
	Democratic Socialist Republic of Sri Lanka	7.850%	3/14/29	2,550	2,629
	Democratic Socialist Republic of Sri Lanka	7.550%	3/28/30	2,650	2,666
Total Sri Lanka (Cost $24,997)					25,168
Suriname (0.0%)
Sovereign Bond (0.0%)
2	Republic of Suriname	9.250%	10/26/26	900	769
Total Suriname (Cost $891)					769
Tajikistan (0.0%)
Sovereign Bond (0.0%)
2	Republic of Tajikistan	7.125%	9/14/27	775	659
Total Tajikistan (Cost $716)					659

23

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Trinidad And Tobago (0.2%)
Sovereign Bonds (0.2%)
1	Republic of Trinidad & Tobago	4.375%	1/16/24	400	416
	Republic of Trinidad & Tobago	4.500%	8/4/26	2,300	2,393
Total Trinidad And Tobago (Cost $2,682)					2,809
Tunisia (0.1%)
Sovereign Bond (0.1%)
	Banque Centrale de Tunisie SA	5.750%	1/30/25	1,450	1,328
Total Tunisia (Cost $1,348)					1,328
Turkey (5.5%)
Sovereign Bonds (5.5%)
	Hazine Mustesarligi Varlik Kiralama AS	4.251%	6/8/21	2,550	2,546
	Hazine Mustesarligi Varlik Kiralama AS	5.800%	2/21/22	3,200	3,261
	Hazine Mustesarligi Varlik Kiralama AS	5.004%	4/6/23	1,975	1,962
1	Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	800	770
7	Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	1,000	963
	Republic of Turkey	5.625%	3/30/21	3,201	3,269
	Republic of Turkey	5.125%	3/25/22	1,625	1,641
	Republic of Turkey	6.250%	9/26/22	4,511	4,663
	Republic of Turkey	3.250%	3/23/23	3,076	2,915
	Republic of Turkey	7.250%	12/23/23	3,400	3,621
	Republic of Turkey	5.750%	3/22/24	4,513	4,547
	Republic of Turkey	6.350%	8/10/24	3,900	4,017
	Republic of Turkey	7.375%	2/5/25	5,700	6,113
	Republic of Turkey	4.250%	4/14/26	3,150	2,870
	Republic of Turkey	4.875%	10/9/26	5,100	4,775
	Republic of Turkey	6.000%	3/25/27	6,012	5,944
	Republic of Turkey	5.125%	2/17/28	3,400	3,170
	Republic of Turkey	6.125%	10/24/28	3,600	3,542
	Republic of Turkey	7.625%	4/26/29	5,650	6,053
	Republic of Turkey	11.875%	1/15/30	2,409	3,321
	Republic of Turkey	8.000%	2/14/34	3,090	3,399
	Republic of Turkey	6.875%	3/17/36	4,948	4,892
	Republic of Turkey	7.250%	3/5/38	1,150	1,182
	Republic of Turkey	6.750%	5/30/40	3,460	3,356
	Republic of Turkey	6.000%	1/14/41	5,057	4,538
	Republic of Turkey	4.875%	4/16/43	5,519	4,408
	Republic of Turkey	6.625%	2/17/45	5,550	5,251
	Republic of Turkey	5.750%	5/11/47	6,750	5,788
Total Turkey (Cost $102,399)					102,777
Ukraine (1.6%)
Sovereign Bonds (1.6%)
1	Ukraine	7.750%	9/1/21	907	949
	Ukraine	7.750%	9/1/21	2,190	2,293
	Ukraine	7.750%	9/1/22	2,750	2,931
	Ukraine	7.750%	9/1/23	1,300	1,392
1	Ukraine	8.994%	2/1/24	700	779
	Ukraine	8.994%	2/1/24	1,450	1,614
	Ukraine	7.750%	9/1/24	2,310	2,481
	Ukraine	7.750%	9/1/25	2,450	2,634
	Ukraine	7.750%	9/1/26	2,750	2,957
	Ukraine	7.750%	9/1/27	2,200	2,370

24

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
1	Ukraine	9.750%	11/1/28	1,200	1,430
	Ukraine	9.750%	11/1/28	1,750	2,082
1,2	Ukraine	7.375%	9/25/32	2,700	2,825
2	Ukraine	7.375%	9/25/32	2,450	2,566
Total Ukraine (Cost $26,512)					29,303
United Arab Emirates (3.9%)
Sovereign Bonds (3.9%)
1,2	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	2,750	3,171
2	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	1,325	1,531
1	DP World plc	6.850%	7/2/37	2,940	3,869
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	1,000	1,090
	Emirate of Abu Dhabi	2.125%	5/3/21	4,265	4,270
1	Emirate of Abu Dhabi	2.500%	10/11/22	700	707
	Emirate of Abu Dhabi	2.500%	10/11/22	4,600	4,650
1	Emirate of Abu Dhabi	2.125%	9/30/24	5,100	5,073
1	Emirate of Abu Dhabi	3.125%	5/3/26	450	469
	Emirate of Abu Dhabi	3.125%	5/3/26	3,707	3,864
1	Emirate of Abu Dhabi	3.125%	10/11/27	4,250	4,427
	Emirate of Abu Dhabi	3.125%	10/11/27	4,450	4,649
1	Emirate of Abu Dhabi	2.500%	9/30/29	5,100	5,064
1	Emirate of Abu Dhabi	4.125%	10/11/47	2,000	2,290
	Emirate of Abu Dhabi	4.125%	10/11/47	3,150	3,632
1	Emirate of Abu Dhabi	3.125%	9/30/49	7,100	6,808
	Emirate of Dubai	3.875%	1/30/23	1,100	1,141
	Emirate of Dubai	5.250%	1/30/43	1,000	1,145
1	MDC - GMTN BV	5.000%	11/15/20	1,750	1,796
1	MDC - GMTN BV	5.500%	3/1/22	2,510	2,687
	MDGH - GMTN BV	5.000%	11/15/20	500	514
1	MDGH - GMTN BV	3.700%	11/7/49	2,650	2,731
	RAK Capital	3.094%	3/31/25	1,850	1,867
	Sharjah Sukuk 2 Ltd.	3.839%	1/27/21	700	710
	Sharjah Sukuk Ltd.	3.764%	9/17/24	600	630
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	1,600	1,683
	Sharjah Sukuk Program Ltd.	4.226%	3/14/28	2,500	2,708
Total United Arab Emirates (Cost $70,650)					73,176
United States (0.1%)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury Note/Bond	1.500%	10/31/21	2,654	2,653
	United States Treasury Note/Bond	2.875%	5/15/49	30	34
Total United States (Cost $2,681)					2,687
Uruguay (1.5%)
Sovereign Bonds (1.5%)
2	Oriental Republic of Uruguay	4.500%	8/14/24	2,189	2,357
2	Oriental Republic of Uruguay	4.375%	10/27/27	2,705	2,976
2	Oriental Republic of Uruguay	4.375%	1/23/31	2,763	3,063
	Oriental Republic of Uruguay	7.875%	1/15/33	1,296	1,929
2	Oriental Republic of Uruguay	7.625%	3/21/36	1,765	2,610
2	Oriental Republic of Uruguay	4.125%	11/20/45	1,305	1,395
2	Oriental Republic of Uruguay	5.100%	6/18/50	7,000	8,376
2	Oriental Republic of Uruguay	4.975%	4/20/55	4,650	5,441
Total Uruguay (Cost $25,048)					28,147

25

Emerging Markets Government Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Uzbekistan (0.1%)
Sovereign Bonds (0.1%)
	Republic of Uzbekistan	4.750%	2/20/24	800	841
	Republic of Uzbekistan	5.375%	2/20/29	975	1,069
Total Uzbekistan (Cost $1,792)					1,910
Venezuela (0.1%)
Sovereign Bonds (0.1%)
8	Bolivarian Republic of Venezuela	6.000%	12/9/20	2,356	241
2,8	Bolivarian Republic of Venezuela	12.750%	8/23/22	3,355	344
8	Bolivarian Republic of Venezuela	9.000%	5/7/23	1,532	157
8	Bolivarian Republic of Venezuela	8.250%	10/13/24	2,829	290
8	Bolivarian Republic of Venezuela	7.650%	4/21/25	2,392	245
8	Bolivarian Republic of Venezuela	11.750%	10/21/26	2,227	228
8	Bolivarian Republic of Venezuela	9.250%	9/15/27	3,226	339
8	Bolivarian Republic of Venezuela	9.250%	5/7/28	940	96
2,8	Bolivarian Republic of Venezuela	11.950%	8/5/31	4,429	454
8	Bolivarian Republic of Venezuela	9.375%	1/13/34	1,900	200
8	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	141
Total Venezuela (Cost $13,422)					2,735
Vietnam (0.1%)
Sovereign Bond (0.1%)
	Socialist Republic of Vietnam	4.800%	11/19/24	1,600	1,749
Total Vietnam (Cost $1,631)					1,749
Zambia (0.2%)
Sovereign Bonds (0.2%)
	Republic of Zambia	5.375%	9/20/22	1,350	934
	Republic of Zambia	8.500%	4/14/24	1,800	1,268
	Republic of Zambia	8.970%	7/30/27	2,125	1,498
Total Zambia (Cost $4,481)					3,700

				Shares
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
9	Vanguard Market Liquidity Fund	1.984%		74,021	7,403
Total Temporary Cash Investments (Cost $7,403)					7,403
Total Investments (98.9%) (Cost $1,797,539)					1,841,696

26

Emerging Markets Government Bond Index Fund

Amount
($000)
Other Assets and Liabilities (1.1%)
Other Assets
Investment in Vanguard	84
Receivables for Investment Securities Sold	11,352
Receivables for Accrued Income	21,267
Receivables for Capital Shares Issued	610
Variation Margin Receivable—Futures Contracts	151
Other Assets[10]	191
Total Other Assets	33,655
Liabilities
Payables for Investment Securities Purchased	(12,745)
Payables for Capital Shares Redeemed	(543)
Payables for Distributions	(197)
Payables to Vanguard	(336)
Variation Margin Payable—Futures Contracts	(132)
Total Liabilities	(13,953)
Net Assets (100%)	1,861,398

27

Emerging Markets Government Bond Index Fund

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,814,940
Total Distributable Earnings (Loss)	46,458
Net Assets	1,861,398

ETF Shares—Net Assets
Applicable to 19,134,821 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,538,097
Net Asset Value Per Share—ETF Shares	$80.38

Admiral Shares—Net Assets
Applicable to 13,530,667 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	272,761
Net Asset Value Per Share—Admiral Shares	$20.16

Institutional Shares—Net Assets
Applicable to 1,563,059 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	50,540
Net Asset Value Per Share—Institutional Shares	$32.33

•             See Note A in Notes to Financial Statements.

1            Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate value of these securities was $265,307,000, representing 14.3% of net assets.

2            The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3            Guaranteed by the Republic of Azerbaijan.

4            Guaranteed by the Republic of Indonesia.

5            Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

6            Guaranteed by the Kingdom of Saudi Arabia.

7            Guaranteed by the Republic of Turkey.

8            Non-income-producing security—security in default.

9            Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

10     Cash of $85,000 has been segregated as initial margin for open futures contracts.

LIBOR—London Interbank Offered Rate.

28

Emerging Markets Government Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
30-Year U.S. Treasury Bond	December 2019	23	3,712	(14)
Ultra 10-Year U.S. Treasury Note	December 2019	19	2,700	(1)
5-Year U.S. Treasury Note	December 2019	10	1,192	—
				(15)

Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2019	(7)	(1,328)	(1)
10-Year U.S. Treasury Note	December 2019	(40)	(5,212)	71
				70
				55

See accompanying Notes, which are an integral part of the Financial Statements.

29

Emerging Markets Government Bond Index Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Interest[1]	78,641
Total Income	78,641
Expenses
The Vanguard Group—Note B
Investment Advisory Services	55
Management and Administrative—Investor Shares	13
Management and Administrative—ETF Shares	2,897
Management and Administrative—Admiral Shares	607
Management and Administrative—Institutional Shares	69
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	59
Marketing and Distribution—Admiral Shares	17
Marketing and Distribution—Institutional Shares	1
Custodian Fees	46
Auditing Fees	47
Shareholders’ Reports—Investor Shares	11
Shareholders’ Reports—ETF Shares	42
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	3,871
Net Investment Income	74,770
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	6,417
Futures Contracts	(49)
Realized Net Gain (Loss)	6,368
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	109,711
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	109,704
Net Increase (Decrease) in Net Assets Resulting from Operations	190,842

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $246,000, $2,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes ($54,000) of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,770	57,832
Realized Net Gain (Loss)	6,368	(6,598)
Change in Unrealized Appreciation (Depreciation)	109,704	(103,455)
Net Increase (Decrease) in Net Assets Resulting from Operations	190,842	(52,221)
Distributions
Net Investment Income
Investor Shares	(224)	(489)
ETF Shares	(58,791)	(44,359)
Admiral Shares	(12,340)	(11,882)
Institutional Shares	(1,568)	(869)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(72,923)	(57,599)
Capital Share Transactions
Investor Shares	(10,529)	(1,826)
ETF Shares	409,733	115,604
Admiral Shares	(3,148)	(9,200)
Institutional Shares	29,042	879
Net Increase (Decrease) from Capital Share Transactions	425,098	105,457
Total Increase (Decrease)	543,017	(4,363)
Net Assets
Beginning of Period	1,318,381	1,322,744
End of Period	1,861,398	1,318,381

See accompanying Notes, which are an integral part of the Financial Statements.

31

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares

	Nov. 1,
	2018, to
For a Share Outstanding	Oct. 10[1],	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.31	$10.12	$10.04	$9.50	$9.95
Investment Operations
Net Investment Income	.416[2]	.410[2]	.450[2]	.454	.427
Net Realized and Unrealized Gain (Loss) on Investments[3]	0.777	(.812)	.082	.533	(.447)
Total from Investment Operations	1.193	(.402)	.532	.987	(.020)
Distributions
Dividends from Net Investment Income	(.403)	(.408)	(.452)	(.447)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.403)	(.408)	(.452)	(.447)	(.430)
Net Asset Value, End of Period	$10.10[1]	$9.31	$10.12	$10.04	$9.50

Total Return[4]	13.05%	-4.05%	5.46%	10.65%	-0.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	—	$10	$13	$12	$9
Ratio of Total Expenses to Average Net Assets	0.49%[5]	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	4.60%[5]	4.23%	4.50%	4.72%	4.52%
Portfolio Turnover Rate[6]	48%[7]	25%	19%	24%	20%

1   Net asset value as of October 10, 2019, on which date the remaining Investor Shares were converted to Admiral Shares.

2   Calculated based on average shares outstanding.

3   Includes increases from purchase fees of $.00, $.01, $.01, $,01, and $.01.

4   Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

5   Annualized.

6   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

7   Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$74.27	$80.73	$80.11	$75.81	$79.40
Investment Operations
Net Investment Income	3.738[1]	3.411[1]	3.713[1]	3.753	3.516
Net Realized and Unrealized Gain (Loss) on Investments[2]	6.044	(6.445)	.589	4.228	(3.556)
Total from Investment Operations	9.782	(3.034)	4.302	7.981	(.040)
Distributions
Dividends from Net Investment Income	(3.672)	(3.426)	(3.682)	(3.681)	(3.550)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.672)	(3.426)	(3.682)	(3.681)	(3.550)
Net Asset Value, End of Period	$80.38	$74.27	$80.73	$80.11	$75.81

Total Return	13.47%	-3.84%	5.56%	10.84%	-0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,538	$1,033	$1,002	$874	$501
Ratio of Total Expenses to Average Net Assets	0.25%	0.30%	0.32%	0.32%	0.34%
Ratio of Net Investment Income to Average Net Assets	4.79%	4.42%	4.67%	4.89%	4.67%
Portfolio Turnover Rate[3]	48%	25%	19%	24%	20%

1   Calculated based on average shares outstanding.

2   Includes increases from purchase fees of $.00, $.04, $.07, $.04, and $.06.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.63	$20.24	$20.09	$19.00	$19.90
Investment Operations
Net Investment Income	.939[1]	.858[1]	.934[1]	.941	.885
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.521	(1.613)	.150	1.076	(.894)
Total from Investment Operations	2.460	(.755)	1.084	2.017	(.009)
Distributions
Dividends from Net Investment Income	(.930)	(.855)	(.934)	(.927)	(.891)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.930)	(.855)	(.934)	(.927)	(.891)
Net Asset Value, End of Period	$20.16	$18.63	$20.24	$20.09	$19.00

Total Return[3]	13.46%	-3.80%	5.57%	10.89%	0%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$273	$256	$288	$191	$131
Ratio of Total Expenses to Average Net Assets	0.25%	0.30%	0.32%	0.32%	0.33%
Ratio of Net Investment Income to Average Net Assets	4.79%	4.42%	4.67%	4.89%	4.68%
Portfolio Turnover Rate[4]	48%	25%	19%	24%	20%

1   Calculated based on average shares outstanding.

2   Includes increases from purchase fees of $.00, $.01, $.02, $.01, and $.02.

3   Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares

					Feb. 11,	Nov. 25,
					2015[1] to	2014[1] to
For a Share Outstanding	Year Ended October 31,				Oct. 31,	Dec. 18,
Throughout Each Period	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.88	$32.47	$32.24	$30.50	$30.72	$31.53
Investment Operations
Net Investment Income	1.522[2]	1.380[2]	1.508[2]	1.521	1.019	.108
Net Realized and Unrealized Gain (Loss) on Investments[3]	2.425	(2.596)	.238	1.715	(.159)	(1.240)
Total from Investment Operations	3.947	(1.216)	1.746	3.236	.860	(1.132)
Distributions
Dividends from Net Investment Income	(1.497)	(1.374)	(1.516)	(1.496)	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.497)	(1.374)	(1.516)	(1.496)	(1.080)	(.108)
Net Asset Value, End of Period	$32.33	$29.88	$32.47	$32.24	$30.50	$30.29

Total Return[4]	13.46%	-3.82%	5.59%	10.89%	2.82%	-3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51	$19	$20	$21	$10	$0
Ratio of Total Expenses to Average Net Assets	0.23%	0.29%	0.29%	0.29%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.81%	4.43%	4.70%	4.92%	4.75%	4.72%
Portfolio Turnover Rate[5]	48%	25%	19%	24%	20%[6]	20%[6]

1   The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the Net Asset Value represents the per share amount at which such shares were redeemed. On February 11, 2015, the class recommenced operations. The expense ratio and net income ratio for the periods shown have been annualized.

2   Calculated based on average shares outstanding.

3   Includes increases from purchase fees of $.00 for 2019, $.02 for 2018, $.03 for 2017, $.02 for 2016, and $.04 in aggregate for periods prior to November 1, 2015.

4   Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

5   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6   Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Prior to October 10, 2019, the fund offered Investor Shares. Effective at the close of business on October 10, 2019, the remaining Investor Shares were converted to Admiral Shares.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

36

Emerging Markets Government Bond Index Fund

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts each represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

37

Emerging Markets Government Bond Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $84,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Sovereign Bonds	—	1,831,606	—
U.S. Government and Agency Obligations	—	2,687	—
Temporary Cash Investments	7,403	—	—
Futures Contracts—Assets[1]	151	—	—
Futures Contracts—Liabilities[1]	(132)	—	—
Total	7,422	1,834,293	—

1 Represents variation margin on the last day of the reporting period.

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(54)
Total Distributable Earnings (Loss)	54

38

Emerging Markets Government Bond Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, the realization of unrealized gains or losses on certain futures contracts, and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	6,263
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(3,445)
Net Unrealized Gains (Losses)	43,953

*The fund used capital loss carryforwards of $6,620,000 to offset taxable capital gains realized during the year ended October 31, 2019.

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,797,743
Gross Unrealized Appreciation	108,900
Gross Unrealized Depreciation	(64,947)
Net Unrealized Appreciation (Depreciation)	43,953

E.           During the year ended October 31, 2019, the fund purchased $1,093,482,000 of investment securities and sold $685,211,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $60,295,000 and $55,579,000, respectively. Total purchases and sales include $399,613,000 and $7,428,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

39

Emerging Markets Government Bond Index Fund

F.            Capital share transactions for each class of shares were:

	Year Ended October 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	1,019	106	5,198	528
Issued in Lieu of Cash Distributions	207	22	418	43
Redeemed[2]	(11,755)	(1,203)	(7,442)	(765)
Net Increase (Decrease)—Investor Shares	(10,529)	(1,075)	(1,826)	(194)
ETF Shares
Issued[1]	417,149	5,319	139,633	1,801
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,416)	(100)	(24,029)	(300)
Net Increase (Decrease)—ETF Shares	409,733	5,219	115,604	1,501
Admiral Shares
Issued[1,2]	63,817	3,263	85,167	4,371
Issued in Lieu of Cash Distributions	10,121	516	9,869	510
Redeemed	(77,086)	(3,967)	(104,236)	(5,368)
Net Increase (Decrease)—Admiral Shares	(3,148)	(188)	(9,200)	(487)
Institutional Shares
Issued[1]	28,354	892	—	—
Issued in Lieu of Cash Distributions	1,568	50	879	28
Redeemed	(880)	(27)	—	—
Net Increase (Decrease)—Institutional Shares	29,042	915	879	28

1   Includes purchase fees for fiscal 2019 and 2018 of $532,000 and $686,000, respectively (fund totals).

2   In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 981,000 and 490,000 shares, respectively, in the amount of $9,638,000 from the conversion during the year ended October 31, 2019.

G.          Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Emerging Markets Government Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Emerging Markets Government Bond Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

41

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays USD Emerging Markets Government RIC Capped Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Emerging Markets Government Bond Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Emerging Markets Government Bond Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Emerging Markets Government Bond Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Emerging Markets Government Bond Index Fund or the owners of the Emerging Markets Government Bond Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Emerging Markets Government Bond Index Fund. Investors acquire the Emerging Markets Government Bond Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Emerging Markets Government Bond Index Fund. The Emerging Markets Government Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Emerging Markets Government Bond Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Emerging Markets Government Bond Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Emerging Markets Government Bond Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Emerging Markets Government Bond Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Emerging Markets Government Bond Index Fund.

42

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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All rights reserved.

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7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q11200 122019

Annual Report | October 31, 2019 Vanguard Global Minimum Volatility Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents
A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Global Minimum Volatility Fund returned 14.54% for Admiral Shares for the 12 months ended October 31, 2019, outpacing its benchmark, the FTSE Global All Cap Index (USD Hedged), which returned 13.21%.

•     The fund achieved low volatility over the period, as its weekly volatility averaged about 32% less than that of its benchmark. The fund regularly uses derivatives to hedge portfolio risks. The fund’s holdings of forward currency contracts and equity index futures contracts boosted performance.

•     The fund benefited from overweighting lower-volatility sectors such as utilities and real estate, which outperformed because of lower interest rates. Stock selection in financials and an underweight allocation to the more volatile energy sector helped performance most. Information technology was the largest detractor.

•     Our positions in North America, which account for more than 50% of the fund’s holdings, helped returns on a relative basis while lowering volatility. The fund’s positions in Europe and the Pacific region also helped reduce volatility.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisor’s Report

For the 12 months ended October 31, 2019, Vanguard Global Minimum Volatility Fund returned 14.41% for Investor Shares and 14.54% for Admiral Shares, with an annualized weekly volatility of 9.01%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 13.21%, with an annualized weekly volatility of 13.24%. (To get the annualized weekly volatility, we calculate the standard deviation of weekly returns and multiply it by the square root of 52, the number of weeks in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s weekly volatility averaged about 32% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to the volatility level of its benchmark.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of weekly returns. We view 12 months to be a relatively short time, but for the annual period, the risk-adjusted return was about 1.64, compared with 1.14 for the benchmark. Over a longer period— since the fund’s inception on December 12, 2013—its risk-adjusted return was 1.21, compared with 0.89 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yields, size, volatility, and liquidity. In addition, our portfolio construction process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs, while not relying solely on volatility estimates.

3

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,700 stocks in the benchmark, we construct a portfolio of about 400–500 stocks.

The investment environment

Stocks posted strong returns for the 12 months ended October 31, 2019, despite the U.S.-China trade dispute, tensions with Iran, uncertainty over the U.K. leaving the European Union, and recession jitters spurred by an inversion of the yield curve.

U.S. stocks returned 14.33% for the period, as measured by the Standard & Poor’s 500 Index. Large-capitalization stocks beat small-caps, and growth stocks outpaced value.

U.S. stocks again performed better than their non-U.S. counterparts. The FTSE Global All Cap ex US Index, which tracks non-U.S. stocks of all sizes in both developed and emerging markets, returned 11.18% for the period. Outside the United States, emerging markets stocks outpaced those in developed markets.

Fixed income markets advanced as central banks took more accommodative stances amid a deteriorating global economic outlook. Facing dimmer growth prospects and below-target inflation, a number of major central banks pursued more accommodative monetary policy.

The U.S. Federal Reserve, after raising short-term interest rates four times in 2018, cut them this year in August, September, and the end of October. The range for the federal funds rate ended the period at 1.5%–1.75% as U.S. GDP growth and labor market gains slowed, though they remained in positive territory. The European Central Bank announced in September that it would push its deposit rate further below zero and start a new round of open-ended asset purchases in November.

4

Given the outlook for weaker growth, tame inflation, and ongoing central bank support, global bond yields fell and prices rose. The overall U.S. market for taxable, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51%. The Bloomberg Barclays Global Aggregate Bond Index returned 9.54%.

The fund’s successes and shortfalls

The benefits of our strategy become even clearer when you seek to remove some of the noise caused by short-term reversals in daily and weekly returns, which can increase volatility levels, and focus on monthly returns. For example, since inception, the fund has delivered about a 35% reduction in the annualized volatility of monthly returns relative to its benchmark.

Over the 12 months, our strategy of holding stocks that have lower correlations with one another provided diversification benefits. On average, we were over-weighted in less volatile sectors such as utilities and real estate, both of which benefited from lower interest rates. Our underweighting of the volatile energy sector and our stock selection in financials aided performance most.

As for regional allocations, our positions in North America, which account for more than 50% of the fund’s holdings, helped relative returns while lowering volatility. The fund’s positions in Europe and the Pacific region also helped reduce volatility. Our positions in emerging markets increased volatility and detracted from performance.

Despite uncertainty over Brexit, we continue to overweight the U.K. because most of this market’s volatility is currency-related, and that can be minimized through our currency-hedging strategies.

We expect our approach to portfolio construction to pay off in reduced volatility over the long run. With this in mind, we find that focusing on the long-term risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to serving our investors in the future.

Portfolio Manager:

Antonio Picca

Vanguard Quantitative Equity Group

November 25, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended October 31, 2019
Global Minimum Volatility Fund	Beginning Account Value 4/30/2019	Ending Account Value 10/31/2019	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,055.99	$0.98
Admiral™ Shares	1,000.00	1,056.69	0.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 12, 2013, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/12/2013)	Investment
Global Minimum Volatility Fund Investor Shares	14.41%	9.75%	10.72%	$18,212
FTSE Global All Cap Index (USD Hedged)	13.21	8.81	9.47	17,030

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(12/12/2013)	Investment
Global Minimum Volatility Fund Admiral Shares	14.54%	9.85%	10.81%	$91,499
FTSE Global All Cap Index (USD Hedged)	13.21	8.81	9.47	85,150

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

8

Global Minimum Volatility Fund

Sector Diversification

As of October 31, 2019

Communication Services	8.9%
Consumer Discretionary	12.7
Consumer Staples	12.0
Energy	0.7
Financials	20.5
Health Care	6.5
Industrials	7.0
Information Technology	11.7
Materials	3.9
Real Estate	8.5
Utilities	7.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Global Minimum Volatility Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)[1]
Australia (4.3%)
	Wesfarmers Ltd.	1,542,014	42,367
	Woolworths Group Ltd.	1,239,262	31,956
	Transurban Group	2,998,142	30,707
	Sonic Healthcare Ltd.	976,443	19,231
	AGL Energy Ltd.	803,390	10,967
	Tabcorp Holdings Ltd.	1,985,708	6,580
	Ramsay Health Care Ltd.	111,672	5,276
	Caltex Australia Ltd.	206,074	3,874
	ASX Ltd.	62,353	3,539
	Coles Group Ltd.	319,424	3,306
	Sydney Airport	532,017	3,222
	Stockland	927,109	3,130
^	JB Hi-Fi Ltd.	97,888	2,502
	Crown Resorts Ltd.	276,216	2,373
	Aurizon Holdings Ltd.	547,529	2,227
	Coca-Cola Amatil Ltd.	236,282	1,658
	Insurance Australia Group Ltd.	287,752	1,577
	BWP Trust	383,701	1,097
	Independence Group NL	227,394	996
*	Xero Ltd.	18,331	869
	Origin Energy Ltd.	144,275	782
	Newcrest Mining Ltd.	35,461	774
			179,010
Belgium (0.7%)
	Ageas	222,129	12,810
	Colruyt SA	162,878	9,060
	UCB SA	45,498	3,667
	Elia System Operator SA/NV	20,328	1,753
	Cofinimmo SA	8,075	1,195
	Sofina SA	4,201	930
			29,415
Brazil (1.7%)
	Telefonica Brasil SA ADR	2,189,645	28,838
*	Vale SA Class B ADR	1,042,885	12,243
^	Gerdau SA ADR	3,012,024	9,910
	Ambev SA ADR	2,059,006	8,874
	Embraer SA ADR	216,325	3,758
	Cia Brasileira de Distribuicao ADR	166,551	3,434
	TIM Participacoes SA ADR	177,578	2,513
^	Ultrapar Participacoes SA ADR	173,881	812
			70,382
Canada (5.9%)
	BCE Inc.	1,105,104	52,423
	TELUS Corp.	878,949	31,265
^	Emera Inc.	702,284	29,076
	National Bank of Canada	474,888	24,525
	Shaw Communications Inc. Class B	897,517	18,317
^	Canadian Tire Corp. Ltd. Class A	144,142	15,539
	Intact Financial Corp.	118,307	12,207
	Dollarama Inc.	355,254	11,951
	Fortis Inc.	215,352	8,947
	Pembina Pipeline Corp.	167,720	5,905
	Metro Inc.	129,604	5,481
*	CGI Inc.	66,388	5,160
	RioCan REIT	241,405	4,844
	Royal Bank of Canada	59,220	4,777
	George Weston Ltd.	59,615	4,773
	Loblaw Cos. Ltd.	53,097	2,832
	TC Energy Corp.	41,023	2,068
2	Hydro One Ltd.	44,707	831
	Inter Pipeline Ltd.	48,726	818
			241,739
Chile (0.2%)
	Enel Americas SA ADR	576,217	5,509
	Banco Santander Chile ADR	63,482	1,538
	Cia Cervecerias Unidas SA ADR	45,370	900
			7,947
China (1.0%)
	China Mobile Ltd. ADR	580,782	23,452
	ZTO Express Cayman Inc. ADR	524,591	11,541

10

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
*,^ China Biologic Products Holdings Inc.	54,014	6,160
		41,153
Denmark (0.6%)
Carlsberg A/S Class B	109,147	15,371
Coloplast A/S Class B	38,734	4,663
Tryg A/S	101,509	2,837
		22,871
Finland (0.2%)
Elisa Oyj	67,333	3,678
Sampo Oyj Class A	47,215	1,935
Kesko Oyj Class B	26,004	1,733
		7,346
France (0.4%)
Orange SA	469,112	7,550
Hermes International	8,471	6,102
Veolia Environnement SA	77,194	2,032
Sodexo SA	17,959	1,977
Lagardere SCA	37,869	846
		18,507
Germany (1.8%)
Deutsche Telekom AG	2,224,301	39,138
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	34,327	9,538
Hannover Rueck SE	52,945	9,382
Merck KGaA	50,401	6,011
Fielmann AG	43,608	3,363
MTU Aero Engines AG	7,100	1,899
Beiersdorf AG	15,426	1,825
Fraport AG Frankfurt Airport Services Worldwide	19,445	1,625
E.ON SE	82,802	835
RHOEN-KLINIKUM AG	22,764	469
		74,085

Hong Kong (2.1%)
CLP Holdings Ltd.	2,168,350	22,519
Power Assets Holdings Ltd.	2,673,500	19,078
Hang Seng Bank Ltd.	687,400	14,343
CK Hutchison Holdings Ltd.	1,148,000	10,600
China Mengniu Dairy Co. Ltd.	1,168,000	4,657
CK Infrastructure Holdings Ltd.	444,000	3,195
Want Want China Holdings Ltd.	3,487,000	2,938
MTR Corp. Ltd.	506,500	2,904
BOC Hong Kong Holdings Ltd.	828,500	2,846
Chow Tai Fook Jewellery Group Ltd.	1,131,200	1,017
Jardine Matheson Holdings Ltd.	15,300	872
		84,969
India (2.2%)
Infosys Ltd. ADR	5,521,558	52,952
HDFC Bank Ltd. ADR	400,442	24,463
Dr Reddy’s Laboratories Ltd. ADR	203,918	7,983
ICICI Bank Ltd. ADR	259,496	3,381
		88,779
Indonesia (0.2%)
Telekomunikasi Indonesia Persero Tbk PT ADR	286,923	8,286

Ireland (0.3%)
Kerry Group plc Class A	110,749	13,386

Israel (0.3%)
Bank Hapoalim BM	1,045,629	8,369
Bank Leumi Le-Israel BM	527,723	3,844
Paz Oil Co. Ltd.	5,690	873
		13,086
Italy (1.5%)
Assicurazioni Generali SPA	2,330,042	47,248
Snam SPA	1,019,531	5,234
UnipolSai Assicurazioni SPA	1,201,768	3,354
Eni SPA	180,000	2,731
Davide Campari-Milano SPA	268,066	2,459
Hera SPA	543,844	2,330
		63,356
Japan (7.3%)
Japan Tobacco Inc.	2,319,400	52,425
Canon Inc.	938,900	25,763
Yamada Denki Co. Ltd.	4,384,600	21,193
Softbank Corp.	1,258,500	17,263
Skylark Holdings Co. Ltd.	912,600	16,564
^ Sawai Pharmaceutical Co. Ltd.	164,600	9,288
Sekisui House Ltd.	412,100	8,887
Toyo Suisan Kaisha Ltd.	177,700	7,482
ABC-Mart Inc.	108,400	7,432
Shionogi & Co. Ltd.	106,900	6,416
Kagome Co. Ltd.	230,700	5,815
Mitsubishi Tanabe Pharma Corp.	473,200	5,663
NEC Corp.	134,800	5,342

11

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Chugoku Electric Power Co. Inc.	346,800	4,620
Mitsubishi Materials Corp.	155,900	4,483
J Front Retailing Co. Ltd.	337,000	4,285
Ajinomoto Co. Inc.	222,300	4,226
Nitori Holdings Co. Ltd.	27,200	4,140
Fujitsu Ltd.	46,600	4,130
Pan Pacific International Holdings Corp.	260,700	4,104
Japan Airlines Co. Ltd.	131,600	4,101
ANA Holdings Inc.	115,300	3,959
West Japan Railway Co.	44,100	3,832
Kyocera Corp.	53,800	3,530
Toshiba Corp.	93,600	3,201
Chugai Pharmaceutical Co. Ltd.	37,600	3,164
Hitachi High-Technologies Corp.	48,300	3,005
Asahi Group Holdings Ltd.	58,700	2,940
Seiko Epson Corp.	205,400	2,905
Marui Group Co. Ltd.	127,500	2,834
FUJIFILM Holdings Corp.	64,400	2,827
Ezaki Glico Co. Ltd.	55,400	2,571
Calbee Inc.	76,500	2,557
Yoshinoya Holdings Co. Ltd.	108,600	2,525
Nissin Foods Holdings Co. Ltd.	33,200	2,508
Sankyo Co. Ltd.	68,300	2,390
Nippon Steel Corp.	154,200	2,251
Nippon Shinyaku Co. Ltd.	21,900	1,976
NH Foods Ltd.	41,000	1,723
Ryohin Keikaku Co. Ltd.	77,100	1,716
Nisshin Seifun Group Inc.	86,100	1,707
Isetan Mitsukoshi Holdings Ltd.	200,800	1,601
MOS Food Services Inc.	60,500	1,530
MediPal Holdings Corp.	60,600	1,385
Murata Manufacturing Co. Ltd.	24,400	1,329
Suzuken Co. Ltd.	24,500	1,308
MS&AD Insurance Group Holdings Inc.	37,900	1,224
Kamigumi Co. Ltd.	52,000	1,176
Ibiden Co. Ltd.	50,200	1,159
Astellas Pharma Inc.	65,200	1,119
Takashimaya Co. Ltd.	95,300	1,106
Kewpie Corp.	46,300	1,051
Tokyu Corp.	51,600	976
TIS Inc.	15,800	958
Obic Co. Ltd.	7,600	952
Taisho Pharmaceutical Holdings Co. Ltd.	12,600	897
Kintetsu Group Holdings Co. Ltd.	15,600	850
Japan Post Holdings Co. Ltd.	88,900	816
Ricoh Co. Ltd.	91,400	814
Kyowa Kirin Co. Ltd.	43,500	800
Toho Co. Ltd.	18,500	747
		299,541
Mexico (0.6%)
Fomento Economico Mexicano SAB de CV ADR	263,592	23,465

Netherlands (0.1%)
Koninklijke Ahold Delhaize NV	145,603	3,629

New Zealand (0.1%)
Spark New Zealand Ltd.	1,853,510	5,317

Norway (0.5%)
Orkla ASA	1,589,771	15,281
Telenor ASA	282,663	5,290
		20,571
Poland (0.2%)
Bank Polska Kasa Opieki SA	173,106	4,889
Powszechny Zaklad Ubezpieczen SA	322,890	3,125
* KGHM Polska Miedz SA	50,781	1,113
		9,127
Singapore (0.8%)
Singapore Telecommunications Ltd.	3,775,400	9,142
Oversea-Chinese Banking Corp. Ltd.	1,090,048	8,763
Ascendas REIT	1,982,100	4,616
United Overseas Bank Ltd.	210,900	4,152
Singapore Airlines Ltd.	380,940	2,633
Singapore Technologies Engineering Ltd.	613,500	1,797
Wilmar International Ltd.	480,400	1,321
DBS Group Holdings Ltd.	51,700	986
		33,410
South Africa (0.2%)
AngloGold Ashanti Ltd. ADR	242,748	5,360
* Harmony Gold Mining Co. Ltd. ADR	259,662	904
		6,264

12

Global Minimum Volatility Fund

Market
Value•
Shares	($000)
South Korea (2.7%)
KT&G Corp.	249,870	21,449
Samsung Electronics Co. Ltd.	487,444	21,067
Korea Zinc Co. Ltd.	47,481	17,693
KT Corp.	510,114	11,620
SK Telecom Co. Ltd.	33,310	6,809
POSCO	33,301	6,042
Samsung Life Insurance Co. Ltd.	64,590	3,922
Kangwon Land Inc.	116,922	3,148
Maeil Dairies Co. Ltd.	33,866	2,569
Yuhan Corp.	11,398	2,197
Shinhan Financial Group Co. Ltd.	60,030	2,187
GS Holdings Corp.	51,116	2,178
SK Holdings Co. Ltd.	9,589	2,127
Korea Aerospace Industries Ltd.	43,257	1,412
Samsung SDS Co. Ltd.	7,874	1,360
Hyundai Steel Co.	44,481	1,212
Macquarie Korea Infrastructure Fund	106,880	1,089
Lotte Shopping Co. Ltd.	9,517	1,017
Samsung C&T Corp.	10,189	873
Samsung Fire & Marine Insurance Co. Ltd.	4,258	792
Woori Financial Group Inc.	78,497	791
111,554
Spain (1.5%)
2	Aena SME SA	123,770	22,720
*	Ferrovial SA	503,682	14,860
^	Industria de Diseno Textil SA	299,481	9,332
Merlin Properties Socimi SA	591,496	8,708
Endesa SA	140,657	3,831
Viscofan SA	23,272	1,262
Red Electrica Corp. SA	57,686	1,159
Ebro Foods SA	40,418	887
Enagas SA	35,683	883
63,642
Sweden (0.3%)
Swedish Match AB	212,015	9,960
ICA Gruppen AB	77,486	3,429
13,389
Switzerland (2.2%)
Swisscom AG	78,675	40,242
Baloise Holding AG	85,388	15,793
Kuehne & Nagel International AG	48,203	7,788
Chocoladefabriken Lindt & Spruengli AG	784	5,827
Swiss Re AG	49,138	5,154
Flughafen Zurich AG	24,531	4,420
Geberit AG	6,417	3,260
Sonova Holding AG	8,715	2,000
Allreal Holding AG	9,242	1,801
Logitech International SA	43,815	1,799
Swiss Prime Site AG	16,696	1,721
dormakaba Holding AG	1,251	801
90,606
Taiwan (0.3%)
Chunghwa Telecom Co. Ltd. ADR	135,685	4,963
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	64,179	3,314
United Microelectronics Corp. ADR	995,508	2,250
10,527
United Kingdom (8.9%)
GlaxoSmithKline plc	2,325,701	53,270
Compass Group plc	1,270,347	33,822
Diageo plc	520,578	21,308
Next plc	190,582	16,254
Whitbread plc	290,373	15,284
Wm Morrison Supermarkets plc	5,753,834	14,864
Smith & Nephew plc	681,044	14,620
Coca-Cola HBC AG	425,241	12,948
Informa plc	1,264,847	12,713
Segro plc	1,028,956	11,256
BAE Systems plc	1,463,704	10,934
National Grid plc	895,980	10,476
Tate & Lyle plc	1,152,374	10,051
Halma plc	413,936	10,044
B&M European Value Retail SA	2,078,091	9,969
InterContinental Hotels Group plc	159,709	9,665
Rightmove plc	1,233,010	9,571
RSA Insurance Group plc	1,268,108	8,579
Royal Dutch Shell plc Class B	263,565	7,591
Admiral Group plc	243,447	6,371
Marks & Spencer Group plc	2,421,359	5,704
Smiths Group plc	266,122	5,563
Associated British Foods plc	176,845	5,105
Land Securities Group plc	415,631	5,063
DCC plc	42,098	3,948
Direct Line Insurance Group plc	1,074,562	3,789
British Land Co. plc	465,562	3,743

13

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Meggitt plc	451,751	3,655
	WH Smith plc	112,075	3,176
	GVC Holdings plc	250,805	2,893
	AstraZeneca plc	26,944	2,628
	SSE plc	157,578	2,622
	Tesco plc	839,167	2,562
	Aviva plc	426,704	2,300
	Derwent London plc	46,306	2,131
	Inchcape plc	254,502	2,128
	UDG Healthcare plc	205,596	2,061
	Sage Group plc	219,625	2,047
	JD Sports Fashion plc	112,404	1,118
	UK Commercial Property REIT Ltd.	899,207	1,022
	Pearson plc	109,102	964
	Bunzl plc	36,572	951
	Kingfisher plc	352,661	946
	J Sainsbury plc	341,484	900
	HSBC Holdings plc	112,702	851
	Legal & General Group plc	228,405	781
	Imperial Brands plc	33,563	736
			368,977
United States (50.1%)
Communication Services (0.6%)
*	Liberty Broadband Corp.	122,075	14,413
	Cable One Inc.	4,509	5,976
	John Wiley & Sons Inc. Class A	33,994	1,566
*	Liberty Media Corp-Liberty SiriusXM Class C	27,307	1,234
*	Madison Square Garden Co. Class A	3,059	817
			24,006
Consumer Discretionary (5.6%)
3	Dollar General Corp.	313,988	50,345
3	Yum! Brands Inc.	444,765	45,237
*	Bright Horizons Family Solutions Inc.	164,406	24,418
	Service Corp. International	426,784	19,410
	Yum China Holdings Inc.	381,635	16,219
	TJX Cos. Inc.	227,728	13,128
*	Murphy USA Inc.	74,816	8,823
	Graham Holdings Co. Class B	11,897	7,491
*	Dollar Tree Inc.	64,796	7,153
	Dunkin’ Brands Group Inc.	89,443	7,032
	Choice Hotels International Inc.	65,264	5,775
	Pool Corp.	26,439	5,483
*	Grand Canyon Education Inc.	50,681	4,661
*	ServiceMaster Global Holdings Inc.	89,846	3,628
	Ross Stores Inc.	26,600	2,917
	Aaron’s Inc.	37,248	2,791
	Genuine Parts Co.	26,668	2,736
	Bloomin’ Brands Inc.	92,257	1,828
	Hyatt Hotels Corp. Class A	11,409	853
			229,928
Consumer Staples (3.2%)
3	Mondelez International Inc. Class A	427,485	22,422
3	Church & Dwight Co. Inc.	253,764	17,748
	PepsiCo Inc.	106,423	14,598
	Sysco Corp.	170,324	13,604
	Colgate-Palmolive Co.	176,445	12,104
	Flowers Foods Inc.	381,799	8,293
	Hershey Co.	49,744	7,306
	Vector Group Ltd.	471,423	5,751
	Costco Wholesale Corp.	19,327	5,742
	Brown-Forman Corp. Class B	72,501	4,750
	Lancaster Colony Corp.	32,159	4,476
	Philip Morris International Inc.	49,775	4,054
	Coca-Cola European Partners plc	73,403	3,928
	J&J Snack Foods Corp.	19,547	3,729
	Archer-Daniels-Midland Co.	45,930	1,931
*	Nomad Foods Ltd.	82,317	1,606
	WD-40 Co.	4,825	904
			132,946
Energy (0.1%)
*	Cosan Ltd.	99,620	1,676
	Ship Finance International Ltd.	77,542	1,122
			2,798
Financials (13.8%)
	Starwood Property Trust Inc.	2,532,178	62,292
	Blackstone Mortgage Trust Inc. Class A	1,638,384	59,473
	AGNC Investment Corp.	3,281,250	55,945
	Apollo Commercial Real Estate Finance Inc.	1,836,031	33,599
	Annaly Capital Management Inc.	3,305,277	29,681
	Chimera Investment Corp.	1,347,030	27,291
	RenaissanceRe Holdings Ltd.	144,465	27,041
	Two Harbors Investment Corp.	1,852,606	25,696

14

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
4	Brown & Brown Inc.	658,622	24,817
	White Mountains Insurance Group Ltd.	20,321	21,764
	Washington Federal Inc.	586,823	21,395
	MFA Financial Inc.	2,783,386	21,126
	WR Berkley Corp.	245,502	17,161
	Arthur J Gallagher & Co.	176,880	16,135
	Hanover Insurance Group Inc.	97,728	12,872
	New Residential Investment Corp.	605,918	9,598
	Globe Life Inc.	90,862	8,844
*	Arch Capital Group Ltd.	195,274	8,155
	Bank of Hawaii Corp.	80,035	6,988
	Invesco Mortgage Capital Inc.	430,540	6,777
	Capitol Federal Financial Inc.	455,900	6,506
	Cincinnati Financial Corp.	52,238	5,914
	Axis Capital Holdings Ltd.	95,930	5,701
	Redwood Trust Inc.	343,825	5,618
	New York Community Bancorp Inc.	478,383	5,573
	Marsh & McLennan Cos. Inc.	42,972	4,453
	American Financial Group Inc.	41,163	4,283
	TFS Financial Corp.	219,700	4,231
	ProAssurance Corp.	95,916	3,762
	Fidelity National Financial Inc.	79,734	3,655
	Willis Towers Watson plc	16,827	3,145
	Northwest Bancshares Inc.	180,081	3,038
	PennyMac Mortgage Investment Trust	122,635	2,807
	Old Republic International Corp.	95,728	2,138
	Commerce Bancshares Inc.	33,016	2,125
*	Markel Corp.	1,424	1,667
*	Alleghany Corp.	1,988	1,547
	First American Financial Corp.	20,888	1,290
	Capstead Mortgage Corp.	164,302	1,270
	ARMOUR Residential REIT Inc.	64,620	1,081
	Granite Point Mortgage Trust Inc.	54,907	1,021
	Investors Bancorp Inc.	83,565	1,007
			568,482
Health Care (2.5%)
	Chemed Corp.	112,058	44,141
3	Quest Diagnostics Inc.	320,187	32,419
*,3	Premier Inc. Class A	232,665	7,580
	Universal Health Services Inc. Class B	53,444	7,346
	Zoetis Inc.	46,264	5,918
*	Laboratory Corp. of America Holdings	10,420	1,717
*	Henry Schein Inc.	26,304	1,646
	Encompass Health Corp.	19,631	1,257
			102,024
Industrials (2.6%)
3	Republic Services Inc. Class A	333,744	29,206
	Carlisle Cos. Inc.	118,794	18,089
	Expeditors International of Washington Inc.	200,312	14,611
	Waste Management Inc.	125,265	14,056
	BWX Technologies Inc.	126,874	7,371
*	Teledyne Technologies Inc.	17,400	5,735
*	AECOM	109,217	4,370
	Hexcel Corp.	53,144	3,966
	EMCOR Group Inc.	36,466	3,198
	Rollins Inc.	61,218	2,333
	National Presto Industries Inc.	17,011	1,464
	Macquarie Infrastructure Corp.	29,318	1,265
	Valmont Industries Inc.	7,060	969
	Curtiss-Wright Corp.	6,472	875
	AMERCO	2,036	825
	UniFirst Corp.	3,921	787
			109,120
Information Technology (7.9%)
	Amdocs Ltd.	828,008	53,986
3	Jack Henry & Associates Inc.	294,409	41,677
3	Paychex Inc.	460,574	38,522
	Citrix Systems Inc.	310,078	33,755
	Genpact Ltd.	676,028	26,480
*	Black Knight Inc.	365,842	23,487
3	Broadridge Financial Solutions Inc.	166,049	20,793
3	Motorola Solutions Inc.	122,932	20,446
	MAXIMUS Inc.	255,462	19,604
	Western Union Co.	572,497	14,347
	Seagate Technology plc	106,924	6,205
	Booz Allen Hamilton Holding Corp. Class A	81,883	5,762

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Dolby Laboratories Inc. Class A	74,802	4,812
*	Check Point Software Technologies Ltd.	23,831	2,679
	j2 Global Inc.	27,938	2,653
*	ExlService Holdings Inc.	24,622	1,714
	Sabre Corp.	62,498	1,467
*	CoreLogic Inc.	36,165	1,464
	Automatic Data Processing Inc.	7,395	1,200
*	ViaSat Inc.	15,466	1,065
	InterDigital Inc.	17,574	942
*	Viavi Solutions Inc.	58,513	934
	FLIR Systems Inc.	13,671	705
			324,699
Materials (2.3%)
	AptarGroup Inc.	297,883	35,195
	Kaiser Aluminum Corp.	166,865	17,868
	Royal Gold Inc.	128,669	14,853
	Reliance Steel & Aluminum Co.	119,285	13,842
	Sonoco Products Co.	192,980	11,135
	Silgan Holdings Inc.	100,451	3,091
	Compass Minerals International Inc.	14,414	814
			96,798
Real Estate (7.2%)
	Equity Commonwealth	1,061,488	34,159
	Mid-America Apartment Communities Inc.	162,078	22,527
	Camden Property Trust	162,842	18,624
	Equity LifeStyle Properties Inc.	230,680	16,134
	Sun Communities Inc.	87,944	14,304
	Gaming and Leisure Properties Inc.	328,534	13,260
	Highwoods Properties Inc.	278,204	13,020
	PS Business Parks Inc.	70,969	12,813
3	UDR Inc.	236,106	11,864
4	Apple Hospitality REIT Inc.	698,594	11,513
	Rayonier Inc.	379,328	10,234
	EastGroup Properties Inc.	71,082	9,521
	Terreno Realty Corp.	155,832	8,790
	WP Carey Inc.	91,102	8,387
	American Homes 4 Rent Class A	298,727	7,907
	First Industrial Realty Trust Inc.	166,495	7,011
	Rexford Industrial Realty Inc.	140,018	6,733
4	Hudson Pacific Properties Inc.	187,041	6,719
	Lamar Advertising Co. Class A	83,448	6,677
	Life Storage Inc.	60,021	6,538
	STAG Industrial Inc.	187,110	5,808
	Extra Space Storage Inc.	49,015	5,503
	CubeSmart	158,737	5,032
	National Health Investors Inc.	49,749	4,268
	Douglas Emmett Inc.	98,502	4,267
	Piedmont Office Realty Trust Inc. Class A	161,294	3,619
	Healthcare Realty Trust Inc.	97,524	3,391
	Retail Properties of America Inc.	235,338	3,238
	AvalonBay Communities Inc.	11,968	2,605
	Invitation Homes Inc.	67,685	2,084
	Duke Realty Corp.	50,390	1,771
	Weingarten Realty Investors	46,422	1,473
	Kilroy Realty Corp.	17,238	1,447
	American Assets Trust Inc.	28,116	1,377
	American Campus Communities Inc.	26,821	1,341
	Empire State Realty Trust Inc.	84,877	1,228
	Urstadt Biddle Properties Inc. Class A	40,998	997
	Agree Realty Corp.	11,041	870
	Federal Realty Investment Trust	5,825	792
	Urban Edge Properties	35,984	760
			298,606
Utilities (4.3%)
	IDACORP Inc.	201,663	21,703
	Hawaiian Electric Industries Inc.	479,477	21,648
	DTE Energy Co.	131,545	16,748
	NorthWestern Corp.	229,912	16,673
3	Ameren Corp.	192,534	14,960
	ALLETE Inc.	132,702	11,420
	Sempra Energy	65,314	9,439
3	Consolidated Edison Inc.	99,603	9,185
	MDU Resources Group Inc.	314,187	9,077
	Portland General Electric Co.	159,385	9,066
	Public Service Enterprise Group Inc.	125,095	7,920
	Avista Corp.	140,070	6,728
	CMS Energy Corp.	77,812	4,974

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	OGE Energy Corp.	113,294	4,878
	WEC Energy Group Inc.	51,120	4,826
	Eversource Energy	36,445	3,052
	Alliant Energy Corp.	47,673	2,543
	Black Hills Corp.	29,141	2,297
			177,137
			2,066,544
Total Common Stocks (Cost $3,631,533)			4,090,880
Temporary Cash Investment (3.2%)[1]
Money Market Fund (3.2%)
5,6	Vanguard Market Liquidity Fund, 1.984% (Cost $132,904)	1,328,944	132,908
Total Investments (102.4%) (Cost $3,764,437)			4,223,788

Amount
($000)
Other Assets and Liabilities (-2.4%)
Other Assets
Investment in Vanguard	189
Receivables for Investment Securities Sold	287
Receivables for Accrued Income	8,220
Receivables for Capital Shares Issued	7,925
Variation Margin Receivable—Futures Contracts	10
Unrealized Appreciation—Forward Currency Contracts	3,531
Other Assets	1,451
Total Other Assets	21,613
Liabilities
Payables for Investment Securities Purchased	(3,118)
Collateral for Securities on Loan	(71,664)
Payables for Capital Shares Redeemed	(822)
Payables to Vanguard	(513)
Variation Margin Payable—Futures Contracts	(77)
Unrealized Depreciation—Forward Currency Contracts	(41,469)
Other Liabilities	(1,744)
Total Liabilities	(119,407)
Net Assets (100%)	4,125,994

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	3,502,261
Total Distributable Earnings (Loss)	623,733
Net Assets	4,125,994

Investor Shares—Net Assets
Applicable to 43,721,992 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	643,279
Net Asset Value Per Share—Investor Shares	$14.71

Admiral Shares—Net Assets
Applicable to 118,253,681 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,482,715
Net Asset Value Per Share—Admiral Shares	$29.45

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $65,933,000.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 2.6%, respectively, of net assets.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate value of these securities was $23,551,000, representing 0.6% of net assets.

3	Securities with a value of $71,458,000 have been segregated as collateral for open forward currency contracts.
4	Securities with a value of $1,782,000 have been segregated as initial margin for open futures contracts.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $71,664,000 was received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

17

Global Minimum Volatility Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	126	19,126	75
Dow Jones EURO STOXX 50 Index	December 2019	73	2,938	80
Topix Index	December 2019	9	1,391	115
FTSE 100 Index	December 2019	12	1,126	(9)
S&P ASX 200 Index	December 2019	6	686	(2)
				259

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Deutsche Bank AG	11/15/19	GBP	11,892	USD	15,006	405	—
Goldman Sachs International	11/15/19	GBP	10,983	USD	14,198	36	—
Barclays Bank plc	11/15/19	CAD	13,622	USD	10,431	—	(89)
Barclays Bank plc	11/15/19	USD	357,757	GBP	292,770	—	(21,660)
Toronto-Dominion Bank	11/15/19	USD	263,757	EUR	240,003	—	(4,181)
Deutsche Bank AG	11/15/19	USD	246,437	JPY	26,296,764	2,716	—
Royal Bank of Canada	11/15/19	USD	245,330	CAD	326,933	—	(2,899)
Toronto-Dominion Bank	11/15/19	USD	172,281	AUD	255,567	—	(3,966)
BNP Paribas	11/15/19	USD	105,576	KRW	126,456,278	—	(3,147)
BNP Paribas	11/15/19	USD	105,116	HKD	824,331	—	(74)
Toronto-Dominion Bank	11/15/19	USD	81,823	CHF	80,896	—	(270)
Toronto-Dominion Bank	11/15/19	USD	81,596	INR	5,834,692	—	(550)
Goldman Sachs International	11/18/19	USD	69,239	BRL	283,479	—	(1,364)
Toronto-Dominion Bank	11/15/19	USD	41,056	JPY	4,451,744	—	(203)
Deutsche Bank AG	11/15/19	USD	31,044	SGD	42,874	—	(475)
Toronto-Dominion Bank	11/15/19	USD	23,817	DKK	161,865	—	(373)
Royal Bank of Canada	11/15/19	USD	23,672	MXN	466,110	—	(501)
Toronto-Dominion Bank	11/15/19	USD	19,269	NOK	176,572	67	—
Goldman Sachs International	11/15/19	USD	15,330	GBP	12,139	—	(402)
Deutsche Bank AG	11/15/19	USD	13,034	ZAR	199,971	—	(173)
Deutsche Bank AG	11/15/19	USD	12,680	SEK	125,551	—	(333)
Barclays Bank plc	11/18/19	USD	12,489	ILS	43,722	73	—
Goldman Sachs International	11/15/19	USD	11,342	JPY	1,230,684	—	(64)
Deutsche Bank AG	11/15/19	USD	10,975	TWD	337,553	—	(121)
BNP Paribas	11/15/19	USD	8,373	PLN	32,995	—	(263)
Toronto-Dominion Bank	11/15/19	USD	8,314	IDR	118,411,770	—	(109)

18

Global Minimum Volatility Fund

Forward Currency Contracts (continued)
	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Goldman Sachs International	11/15/19	USD	6,981	NZD	11,052	—	(107)
BNP Paribas	11/15/19	USD	6,929	INR	495,618	—	(49)
Toronto-Dominion Bank	11/15/19	USD	6,808	CLP	4,910,935	183	—
Barclays Bank plc	11/15/19	USD	4,306	CHF	4,259	—	(16)
Goldman Sachs International	11/15/19	USD	1,935	JPY	206,478	21	—
Goldman Sachs International	11/15/19	USD	1,892	AUD	2,806	—	(43)
BNP Paribas	11/15/19	USD	1,711	NOK	15,670	7	—
Goldman Sachs International	11/15/19	USD	1,012	CAD	1,348	—	(11)
Goldman Sachs International	11/15/19	USD	842	CLP	608,275	22	—
BNP Paribas	11/18/19	USD	610	BRL	2,499	—	(12)
Toronto-Dominion Bank	11/15/19	USD	269	MXN	5,311	—	(6)
Goldman Sachs International	11/15/19	USD	266	KRW	319,062	—	(8)
Goldman Sachs International	11/18/19	USD	154	ILS	537	1	—
						3,531	(41,469)

AUD—Australian dollar.

BRL—Brazilian real.

CAD—Canadian dollar.

CHF—Swiss franc.

CLP—Chilean peso.

DKK—Danish krone.

EUR—euro.

GBP—British pound.

HKD—Hong Kong dollar.

IDR—Indonesian rupiah.

ILS—Israeli shekel.

INR—Indian rupee.

JPY—Japanese yen.

KRW—Korean won.

MXN—Mexican peso.

NOK—Norwegian krone.

NZD—New Zealand dollar.

PLN—Polish zloty.

SEK—Swedish krona.

SGD—Singapore dollar.

TWD—Taiwanese dollar.

USD—U.S. dollar.

ZAR—South African rand.

At October 31, 2019, the counterparties had deposited in segregated accounts cash of $3,625,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Global Minimum Volatility Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends[1]	117,408
Interest[2]	542
Securities Lending—Net	694
Total Income	118,644
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,665
Management and Administrative—Investor Shares	794
Management and Administrative—Admiral Shares	2,393
Marketing and Distribution—Investor Shares	74
Marketing and Distribution—Admiral Shares	195
Custodian Fees	160
Auditing Fees	44
Shareholders’ Reports—Investor Shares	17
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	2
Total Expenses	5,373
Net Investment Income	113,271
Realized Net Gain (Loss)
Investment Securities Sold[2]	57,613
Futures Contracts	1,434
Forward Currency Contracts	70,567
Foreign Currencies	650
Realized Net Gain (Loss)	130,264
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	292,834
Futures Contracts	234
Forward Currency Contracts	(48,158)
Foreign Currencies	86
Change in Unrealized Appreciation (Depreciation)	244,996
Net Increase (Decrease) in Net Assets Resulting from Operations	488,531

1   Dividends are net of foreign withholding taxes of $5,463,000.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $536,000, ($7,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,271	70,733
Realized Net Gain (Loss)	130,264	152,446
Change in Unrealized Appreciation (Depreciation)	244,996	(142,439)
Net Increase (Decrease) in Net Assets Resulting from Operations	488,531	80,740
Distributions
Net Investment Income
Investor Shares	(11,167)	(12,387)
Admiral Shares	(61,918)	(40,756)
Realized Capital Gain[1]
Investor Shares	(22,331)	—
Admiral Shares	(119,380)	—
Total Distributions	(214,796)	(53,143)
Capital Share Transactions
Investor Shares	84,477	(31,299)
Admiral Shares	710,035	822,933
Net Increase (Decrease) from Capital Share Transactions	794,512	791,634
Total Increase (Decrease)	1,068,247	819,231
Net Assets
Beginning of Period	3,057,747	2,238,516
End of Period	4,125,994	3,057,747

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $44,448,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Financial Highlights

Investor Shares

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.78	$13.57	$11.92	$11.81	$11.41
Investment Operations
Net Investment Income	.428 [1]	.374 [1]	.324 [1]	.293	.288 [1]
Net Realized and Unrealized Gain (Loss) on Investments	1.403	.148	1.650	.181	.795
Total from Investment Operations	1.831	.522	1.974	.474	1.083
Distributions
Dividends from Net Investment Income	(.300)	(.312)	(.324)	(.205)	(.280)
Distributions from Realized Capital Gains	(.601)	—	—	(.159)	(.403)
Total Distributions	(.901)	(.312)	(.324)	(.364)	(.683)
Net Asset Value, End of Period	$14.71	$13.78	$13.57	$11.92	$11.81

Total Return[2]	14.41%	3.89%	16.93%	4.23%	9.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$643	$515	$539	$419	$451
Ratio of Total Expenses to Average Net Assets	0.21%	0.23%	0.25%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets	3.09%	2.66%	2.54%	2.63%	2.52%
Portfolio Turnover Rate	46%	24%	37%	58%	57%

1 Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.58	$27.15	$23.86	$23.62	$22.83
Investment Operations
Net Investment Income	.878 [1]	.758 [1]	.668 [1]	.608	.605 [1]
Net Realized and Unrealized Gain (Loss) on Investments	2.819	.297	3.295	.377	1.576
Total from Investment Operations	3.697	1.055	3.963	.985	2.181
Distributions
Dividends from Net Investment Income	(.624)	(.625)	(.673)	(.427)	(.585)
Distributions from Realized Capital Gains	(1.203)	—	—	(.318)	(.806)
Total Distributions	(1.827)	(.625)	(.673)	(.745)	(1.391)
Net Asset Value, End of Period	$29.45	$27.58	$27.15	$23.86	$23.62

Total Return[2]	14.54%	3.93%	16.99%	4.39%	10.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,483	$2,542	$1,699	$1,152	$757
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to Average Net Assets	3.16%	2.74%	2.62%	2.71%	2.58%
Portfolio Turnover Rate	46%	24%	37%	58%	57%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between

24

Global Minimum Volatility Fund

changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 48% of net assets, based on the average of the notional amounts at each quarter-end during the period.

25

Global Minimum Volatility Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in the		Net
	Reflected in	Reflected in	Net Amount	Statement of Net Assets		Exposure[3]
	Statement of	Statement of	Receivable	Collateral	Collateral	(Not Less
	Net Assets[1]	Net Assets[1]	(Payable)	Pledged[2]	Received[2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Barclays Bank PLC	73	(21,765)	(21,692)	39,319	—	—
BNP Paribas	7	(3,545)	(3,538)	6,132	—	—
Deutsche Bank AG	3,121	(1,102)	2,019	—	3,625	—
Goldman Sachs International	80	(1,999)	(1,919)	4,168	—	—
Royal Bank of Canada	—	(3,400)	(3,400)	7,041	—	—
The Toronto-Dominion Bank	250	(9,658)	(9,408)	14,798	—	—
Exchange-Traded Futures Contracts	10	(77)	(67)	1,782	—	—
Total	3,541	(41,546)	(38,005)	73,240	3,625	—

1   Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Net Assets.

2   Securities or other assets pledged as collateral are noted in the Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Statement of Net Assets.

3   Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any

26

Global Minimum Volatility Fund

loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

27

Global Minimum Volatility Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $189,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks—International	498,542	1,525,794	—
Common Stocks—United States	2,066,544	—	—
Temporary Cash Investments	132,908	—	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(77)	—	—
Forward Currency Contracts—Assets	—	3,531	—
Forward Currency Contracts—Liabilities	—	(41,469)	—
Total	2,697,927	1,487,856	—

1   Represents variation margin on the last day of the reporting period.

28

Global Minimum Volatility Fund

D.   At October 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	10	—	10
Unrealized Appreciation—Forward Currency Contracts	—	3,531	3,531
Total Assets	10	3,531	3,541

Variation Margin Payable—Futures Contracts	(77)	—	(77)
Unrealized Depreciation—Forward Currency Contracts	—	(41,469)	(41,469)
Total Liabilities	(77)	(41,469)	(41,546)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,434	—	1,434
Forward Currency Contracts	—	70,567	70,567
Realized Net Gain (Loss) on Derivatives	1,434	70,567	72,001

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	234	—	234
Forward Currency Contracts	—	(48,158)	(48,158)
Change in Unrealized Appreciation (Depreciation) on Derivatives	234	(48,158	(47,924)

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	10,401
Total Distributable Earnings (Loss)	(10,401)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

29

Global Minimum Volatility Fund

The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	91,107
Undistributed Long-Term Gains	75,955
Capital Loss Carryforwards (Non-Expiring)	—
Net Unrealized Gains (Losses)	456,868

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	3,765,918
Gross Unrealized Appreciation	561,593
Gross Unrealized Depreciation	(104,761)
Net Unrealized Appreciation (Depreciation)	456,832

F.   During the year ended October 31, 2019, the fund purchased $2,346,828,000 of investment securities and sold $1,636,458,000 of investment securities, other than temporary cash investments.

G.   Capital share transactions for each class of shares were:

	Year Ended October 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	205,945	14,903	148,795	10,734
Issued in Lieu of Cash Distributions	31,225	2,486	11,552	854
Redeemed	(152,693)	(11,079)	(191,646)	(13,898)
Net Increase (Decrease)—Investor Shares	84,477	6,310	(31,299)	(2,310)
Admiral Shares
Issued	1,109,795	40,175	1,279,510	46,244
Issued in Lieu of Cash Distributions	163,610	6,511	35,011	1,294
Redeemed	(563,370)	(20,615)	(491,588)	(17,935)
Net Increase (Decrease)—Admiral Shares	710,035	26,071	822,933	29,603

H.   Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Global Minimum Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Minimum Volatility Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

31

Special 2019 tax information (unaudited) for Vanguard Global Minimum Volatility Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $47,649,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 18.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11940 122019

Annual Report | October 31, 2019 Vanguard International Dividend Index Funds

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
International Dividend Appreciation Index Fund	5
International High Dividend Yield Index Fund	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

Your Fund’s Performance at a Glance

•   For the 12 months ended October 31, 2019, Admiral Shares of Vanguard International Dividend Appreciation Index Fund returned 18.38%. Admiral Shares of Vanguard International High Dividend Yield Index Fund returned 8.30%.

•   The performance difference between the funds reflected investors’ longstanding preference for faster-growing companies over slower-growing ones that pay higher dividends.

•   Investors contended with economic uncertainty and volatility amid signs of decelerating global growth, ongoing trade disputes, heightened international tensions, and continued uncertainty about how the United Kingdom would exit the European Union.

•   Emerging markets had the highest return among the major regional sectors for the International Dividend Appreciation Index Fund, and North America had the highest return for the International High Dividend Yield Index Fund. Europe, which had the largest allocation in both funds, contributed most to the funds’ returns.

•   For the International Dividend Appreciation Index Fund, consumer goods contributed most to the fund’s return; for the International High Dividend Yield Index Fund, the top-contributing sector was financials. Technology had the highest sector return in both funds.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

Fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2019	10/31/2019	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,042.70	$0.82
Admiral™ Shares	1,000.00	1,042.65	0.88
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,009.29	$1.22
Admiral Shares	1,000.00	1,009.08	1.16
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.40	$0.82
Admiral Shares	1,000.00	1,024.35	0.87
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.05	1.17

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.16% for ETF Shares and 0.17% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.24% for ETF Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the six-month period, then divided by the number of days in the most recent 12-month period (184/365).

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	18.96%	10.77%	$14,572
International Dividend Appreciation Index Fund ETF Shares Market Price	19.43	10.83	14,597
NASDAQ International Dividend Achievers Select Index	19.30	11.18	14,770

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International Dividend Appreciation Index Fund Admiral Shares	18.38%	9.82%	$14,093
NASDAQ International Dividend Achievers Select Index	19.30	10.33	14,338

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2019

		Since
	One	Inception
	Year	(2/25/2016)
International Dividend Appreciation Index Fund ETF Shares Market Price	19.43%	45.97%
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	18.96	45.72
NASDAQ International Dividend Achievers Select Index	19.30	47.70

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

International Dividend Appreciation Index Fund

Sector Diversification

As of October 31, 2019

Basic Materials	3.4%
Consumer Goods	21.5
Consumer Services	9.1
Financials	15.7
Health Care	12.5
Industrials	11.9
Oil & Gas	3.3
Other	0.2
Technology	17.4
Telecommunications	3.2
Utilities	1.8

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

International Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)[1]
Australia (2.2%)
CSL Ltd.	104,319	18,397
Aristocrat Leisure Ltd.	150,180	3,275
Brambles Ltd.	364,584	3,014
Ramsay Health Care Ltd.	49,420	2,335
REA Group Ltd.	29,724	2,231
SEEK Ltd.	78,540	1,229
Qube Holdings Ltd.	392,491	880
Washington H Soul Pattinson & Co. Ltd.	54,397	813
Domino’s Pizza Enterprises Ltd.	20,288	714
Technology One Ltd.	67,417	343
Corporate Travel Management Ltd.	23,156	281
		33,512
Belgium (0.5%)
UCB SA	45,613	3,677
Sofina SA	7,887	1,745
Ackermans & van Haaren NV	7,151	1,096
Barco NV	2,754	600
		7,118
Canada (7.8%)
Toronto-Dominion Bank	419,340	23,945
Canadian National Railway Co. (Toronto Shares)	168,123	15,037
Brookfield Asset Management Inc. Class A	227,378	12,573
Suncor Energy Inc.	362,689	10,783
Alimentation Couche-Tard Inc. Class B	207,960	6,237
Loblaw Cos. Ltd.	83,632	4,460
Imperial Oil Ltd.	177,896	4,430
Franco-Nevada Corp.	44,432	4,311
Magna International Inc.	73,683	3,962
Fortis Inc.	95,238	3,957
Intact Financial Corp.	32,849	3,389
George Weston Ltd.	33,679	2,696
Saputo Inc.	89,621	2,599
Dollarama Inc.	71,470	2,404
Metro Inc.	55,624	2,352
CCL Industries Inc. Class B	40,496	1,667
CAE Inc.	66,123	1,658
^ Canadian Tire Corp. Ltd. Class A	13,793	1,487
Gildan Activewear Inc.	46,560	1,190
Empire Co. Ltd.	42,584	1,131
Ritchie Bros Auctioneers Inc.	26,304	1,082
Toromont Industries Ltd.	20,256	1,046
Atco Ltd.	22,093	777
Boyd Group Income Fund	5,474	763
SNC-Lavalin Group Inc.	39,968	723
Methanex Corp.	18,731	710
Finning International Inc.	39,855	679
Cogeco Communications Inc.	7,212	623
Canadian Western Bank	22,295	565
TFI International Inc.	17,598	561
Stella-Jones Inc.	17,277	479
Enghouse Systems Ltd.	13,270	387
Equitable Group Inc.	3,497	301
Richelieu Hardware Ltd.	11,578	238
Cogeco Inc.	2,958	229
		119,431
China (5.4%)
Tencent Holdings Ltd.	1,316,024	53,382
China Overseas Land & Investment Ltd.	2,509,119	7,918
China Merchants Bank Co. Ltd.	1,049,500	5,005
China Gas Holdings Ltd.	1,165,800	4,966
Sunny Optical Technology Group Co. Ltd.	253,554	4,076
China Resources Gas Group Ltd.	541,000	3,262

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Guangdong Investment Ltd.	1,504,000	3,255
Sinopharm Group Co. Ltd.	278,800	998
		82,862
Colombia (0.3%)
Bancolombia SA ADR	29,489	1,530
Grupo de Inversiones Suramericana SA	96,353	975
Grupo Argos SA	138,925	752
Cementos Argos SA	244,767	553
Bancolombia SA Preference Shares	8,068	105
		3,915
Denmark (1.0%)
Coloplast A/S Class B	45,819	5,516
DSV Panalpina A/S	55,372	5,382
Novozymes A/S	55,166	2,600
GN Store Nord A/S	32,694	1,438
Schouw & Co. A/S	5,500	395
		15,331
Finland (0.2%)
Wartsila OYJ Abp	134,920	1,426
Huhtamaki Oyj	24,298	1,125
		2,551
France (13.1%)
LVMH Moet Hennessy Louis Vuitton SE	116,183	49,617
Airbus SE	178,457	25,601
Hermes International	24,197	17,431
EssilorLuxottica SA	99,697	15,223
* L’Oreal SA Loyalty Shares 2021	46,336	13,533
Air Liquide SA Loyalty Shares 2021	88,849	11,814
* L’Oreal SA Loyalty Shares 2020	35,992	10,512
Dassault Systemes SE	60,092	9,127
L’Oreal SA	23,342	6,817
L’Oreal SA Loyalty Shares	23,101	6,747
Legrand SA	59,301	4,633
Sodexo SA	35,040	3,856
Sartorius Stedim Biotech	21,342	3,197
Teleperformance	13,244	3,005
Air Liquide SA	20,032	2,664
^ Eurofins Scientific SE	4,098	2,078
Getlink SE	123,270	2,065
Arkema SA	18,165	1,859
Orpea	14,691	1,769
Ingenico Group SA	15,235	1,629
Wendel SA	10,002	1,418
Eurazeo SE	19,501	1,361
Rubis SCA	23,117	1,341
Cie Plastic Omnium SA	33,312	910
SEB SA	4,136	628
SEB Loyalty Shares	3,419	520
SEB SA (XPAR)	2,405	365
SEB SA Loyalty Shares	2,114	321
		200,041
Germany (5.0%)
SAP SE	282,732	37,463
Fresenius SE & Co. KGaA	126,952	6,685
Fresenius Medical Care AG & Co. KGaA	70,168	5,065
Henkel AG & Co. KGaA Preference Shares	41,924	4,355
Merck KGaA	29,457	3,513
HeidelbergCement AG	47,159	3,496
Symrise AG Class A	31,340	3,012
Rational AG	2,519	1,917
Brenntag AG	34,007	1,704
Sartorius AG Preference Shares	8,758	1,702
Fielmann AG	20,192	1,557
CTS Eventim AG & Co. KGaA	23,267	1,409
Bechtle AG	10,223	1,107
^ GRENKE AG	10,402	984
Fuchs Petrolub SE Preference Shares	14,545	620
Gerresheimer AG	6,658	537
Duerr AG	15,575	459
Krones AG	6,622	433
Cewe Stiftung & Co. KGaA	1,495	144
Bertrandt AG	66	3
		76,165
Hong Kong (4.3%)
AIA Group Ltd.	2,776,760	27,652
MTR Corp. Ltd.	1,428,120	8,188
CK Hutchison Holdings Ltd.	879,078	8,117
Hong Kong & China Gas Co. Ltd.	3,979,581	7,724
CLP Holdings Ltd.	578,000	6,003
Techtronic Industries Co. Ltd.	418,984	3,274
Wheelock & Co. Ltd.	460,746	2,849
Minth Group Ltd.	257,000	909
Hysan Development Co. Ltd.	223,000	879
		65,595

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Hungary (0.2%)
OTP Bank Nyrt	63,238	2,916

India (11.2%)
Reliance Industries Ltd.	1,459,575	30,084
Tata Consultancy Services Ltd.	863,939	27,657
HDFC Bank Ltd. ADR	362,206	22,127
Hindustan Unilever Ltd.	498,207	15,270
Housing Development Finance Corp. Ltd.	396,248	11,892
ITC Ltd.	2,821,015	10,238
Kotak Mahindra Bank Ltd.	439,634	9,751
Infosys Ltd. ADR	959,201	9,199
Bajaj Finance Ltd.	132,822	7,532
Larsen & Toubro Ltd.	322,950	6,701
Asian Paints Ltd.	220,567	5,622
IndusInd Bank Ltd.	159,111	2,943
Godrej Consumer Products Ltd.	236,182	2,465
Pidilite Industries Ltd.	116,497	2,300
Berger Paints India Ltd.	219,615	1,629
Container Corp. Of India Ltd.	139,044	1,152
Page Industries Ltd.	2,604	944
LIC Housing Finance Ltd.	118,555	689
Sundaram Finance Ltd.	24,724	561
Yes Bank Ltd.	563,178	558
Infosys Ltd.	49,153	473
Persistent Systems Ltd.	18,942	166
* Reliance Infrastructure Ltd.	53,014	26
		169,979
Indonesia (0.6%)
Bank Rakyat Indonesia Persero Tbk PT	28,061,900	8,408

Ireland (0.5%)
Kerry Group plc Class A	40,299	4,871
Kingspan Group plc	41,557	2,153
Glanbia plc	77,973	869
Total Produce plc	82,398	134
		8,027
Italy (0.1%)
DiaSorin SPA	13,197	1,488
Reply SPA	8,058	525
		2,013
Japan (10.7%)
Nippon Telegraph & Telephone Corp.	447,922	22,236
KDDI Corp.	581,371	16,087
Tokio Marine Holdings Inc.	164,600	8,899
Seven & i Holdings Co. Ltd.	207,100	7,824
Bridgestone Corp.	178,966	7,436
Terumo Corp.	174,076	5,681
Asahi Group Holdings Ltd.	112,043	5,611
Suzuki Motor Corp.	113,400	5,354
Nitori Holdings Co. Ltd.	28,001	4,262
West Japan Railway Co.	46,005	3,997
M3 Inc.	151,500	3,630
Sysmex Corp.	47,530	3,101
Obic Co. Ltd.	23,300	2,917
Hikari Tsushin Inc.	10,600	2,323
Yakult Honsha Co. Ltd.	39,200	2,247
Pan Pacific International Holdings Corp.	141,864	2,233
Sekisui Chemical Co. Ltd.	122,100	2,129
Koito Manufacturing Co. Ltd.	37,100	1,941
Otsuka Corp.	47,400	1,911
Shimadzu Corp.	70,477	1,882
MonotaRO Co. Ltd.	56,599	1,710
TOTO Ltd.	39,500	1,613
MISUMI Group Inc.	62,500	1,571
Kansai Paint Co. Ltd.	60,700	1,462
Itochu Techno-Solutions Corp.	53,503	1,441
Welcia Holdings Co. Ltd.	24,100	1,385
Mitsubishi UFJ Lease & Finance Co. Ltd.	218,102	1,339
USS Co. Ltd.	69,100	1,338
Hakuhodo DY Holdings Inc.	86,900	1,297
Alfresa Holdings Corp.	56,700	1,266
Pola Orbis Holdings Inc.	55,400	1,250
GMO Payment Gateway Inc.	16,900	1,245
Nomura Real Estate Holdings Inc.	51,380	1,218
Tokyo Century Corp.	26,200	1,210
Lawson Inc.	21,800	1,203
Nihon M&A Center Inc.	37,900	1,152
SCSK Corp.	22,100	1,125
Rinnai Corp.	14,084	1,035
Persol Holdings Co. Ltd.	53,500	1,028
Stanley Electric Co. Ltd.	36,200	1,002
PALTAC Corp.	19,754	953
Sundrug Co. Ltd.	28,124	931
Relo Group Inc.	35,700	874
Goldwin Inc.	11,000	842
Kurita Water Industries Ltd.	28,400	818
AEON Financial Service Co. Ltd.	48,400	738
Seven Bank Ltd.	251,600	729

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
J Front Retailing Co. Ltd.	57,100	726
Benefit One Inc.	35,200	713
Kewpie Corp.	31,300	710
Koei Tecmo Holdings Co. Ltd.	30,540	705
OBIC Business Consultants Co. Ltd.	17,100	685
Hitachi Capital Corp.	29,600	663
NOF Corp.	17,900	605
TS Tech Co. Ltd.	18,500	592
Izumi Co. Ltd.	15,100	568
Sanwa Holdings Corp.	48,500	567
NHK Spring Co. Ltd.	59,500	486
SHO-BOND Holdings Co. Ltd.	11,884	461
NEC Networks & System Integration Corp.	14,500	458
San-A Co. Ltd.	9,426	446
en-japan Inc.	10,500	444
Aica Kogyo Co. Ltd.	13,600	432
Fuyo General Lease Co. Ltd.	6,400	417
Glory Ltd.	13,900	409
Starts Corp. Inc.	15,542	401
Yaoko Co. Ltd.	8,400	392
Noevir Holdings Co. Ltd.	7,200	389
Senko Group Holdings Co. Ltd.	47,560	383
Ai Holdings Corp.	21,070	382
Aeon Delight Co. Ltd.	10,900	380
Milbon Co. Ltd.	6,700	367
Keihin Corp.	15,000	357
Elecom Co. Ltd.	8,700	338
Tokyo Seimitsu Co. Ltd.	10,372	333
Modec Inc.	12,000	329
Kissei Pharmaceutical Co. Ltd.	10,500	270
Funai Soken Holdings Inc.	10,700	258
Valor Holdings Co. Ltd.	14,612	249
Koshidaka Holdings Co. Ltd.	16,900	245
Hogy Medical Co. Ltd.	6,600	220
Sato Holdings Corp.	7,400	218
Prestige International Inc.	25,800	214
Ricoh Leasing Co. Ltd.	6,100	206
Mitsubishi Pencil Co. Ltd.	13,000	205
Belc Co. Ltd.	4,200	202
Sekisui Jushi Corp.	9,800	201
Nippon Signal Company Ltd.	17,400	200
Musashi Seimitsu Industry Co. Ltd.	14,200	197
Kanematsu Electronics Ltd.	5,800	181
Yellow Hat Ltd.	10,000	163
Tosho Co. Ltd.	7,900	161
Piolax Inc.	8,200	160
JAC Recruitment Co. Ltd.	8,400	158
Siix Corp.	10,200	155
G-Tekt Corp.	8,800	152
Hiday Hidaka Corp.	7,562	148
Yondoshi Holdings Inc.	6,000	146
Fukushima Industries Corp.	4,600	144
JCU Corp.	5,600	137
Fujicco Co. Ltd.	7,200	131
Link And Motivation Inc.	23,800	128
Hamakyorex Co. Ltd.	3,700	126
Tosei Corp.	9,800	124
Nippon Parking Development Co. Ltd.	80,200	122
Kyokuto Kaihatsu Kogyo Co. Ltd.	8,700	117
WDB Holdings Co. Ltd.	4,100	104
Monogatari Corp.	1,200	104
Sinko Industries Ltd.	5,600	95
World Holdings Co. Ltd.	3,400	57
		163,312
Malaysia (0.0%)
Bursa Malaysia Bhd.	163,100	236

Mexico (1.1%)
America Movil SAB de CV	10,350,556	8,200
Grupo Elektra SAB de CV	54,585	3,967
Grupo Financiero Inbursa SAB de CV	1,514,155	1,881
Grupo Carso SAB de CV	523,204	1,752
Grupo Aeroportuario del Sureste SAB de CV Class B	61,953	1,016
		16,816
Morocco (0.1%)
Attijariwafa Bank	47,836	2,337

Netherlands (3.3%)
ASML Holding NV	97,738	25,619
Unilever NV	394,316	23,307
Aalberts NV	25,090	1,011
		49,937
New Zealand (0.1%)
Ryman Healthcare Ltd.	120,703	998
Mainfreight Ltd.	20,848	537
		1,535
Norway (0.1%)
Tomra Systems ASA	35,069	945

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Philippines (0.8%)
SM Investments Corp.	276,490	5,605
Ayala Land Inc.	3,377,670	3,228
Jollibee Foods Corp.	252,868	1,155
International Container Terminal Services Inc.	449,580	1,051
Metro Pacific Investments Corp.	6,866,500	649
		11,688
South Africa (1.8%)
Naspers Ltd.	100,633	14,241
Sanlam Ltd.	495,195	2,606
Capitec Bank Holdings Ltd.	27,722	2,520
Remgro Ltd.	133,024	1,525
Discovery Ltd.	151,591	1,207
Bidvest Group Ltd.	71,854	981
PSG Group Ltd.	62,273	974
Clicks Group Ltd.	57,453	934
Mr Price Group Ltd.	56,175	594
SPAR Group Ltd.	38,228	514
Santam Ltd.	27,038	505
Mondi plc (XJSE)	23,843	493
Barloworld Ltd.	56,839	453
Netcare Ltd.	300,130	340
Hosken Consolidated Investments Ltd.	18,181	108
		27,995
South Korea (3.9%)
Samsung Electronics Co. Ltd.	1,373,314	59,354
LEENO Industrial Inc.	3,504	160
		59,514
Spain (2.1%)
^ Industria de Diseno Textil SA	716,713	22,334
Amadeus IT Group SA	100,748	7,453
Grupo Catalana Occidente SA	27,640	968
Viscofan SA	11,692	634
Vidrala SA	7,142	621
* Vidrala SA Rights Exp. 11/11/2019	7,142	31
Miquel y Costas & Miquel SA	7,483	126
		32,167
Sweden (1.7%)
Assa Abloy AB Class B	240,443	5,710
^ Investor AB Class B	100,991	5,181
Hexagon AB Class B	81,426	4,169
Svenska Cellulosa AB SCA Class B	165,797	1,692
L E Lundbergforetagen AB Class B	34,114	1,286
Castellum AB	61,399	1,255
Trelleborg AB Class B	73,676	1,191
AAK AB	57,604	1,022
Hufvudstaden AB Class A	48,515	812
Hexpol AB	69,832	623
Loomis AB Class B	15,536	601
Atrium Ljungberg AB	29,031	578
Wihlborgs Fastigheter AB	31,897	483
AF POYRY AB	21,429	456
Biotage AB	19,244	199
		25,258
Switzerland (12.9%)
Nestle SA	621,917	66,534
Novartis AG	586,557	51,251
Roche Holding AG	161,556	48,621
Cie Financiere Richemont SA	119,255	9,371
Givaudan SA	2,179	6,402
Partners Group Holding AG	6,069	4,743
Geberit AG	8,375	4,255
EMS-Chemie Holding AG	5,222	3,272
Chocoladefabriken Lindt & Spruengli AG	262	1,947
Interroll Holding AG	238	492
Orior AG	2,030	178
		197,066
Taiwan (0.2%)
E.Sun Financial Holding Co. Ltd.	2,646,788	2,391
Grape King Bio Ltd.	29,000	180
		2,571
Thailand (0.1%)
Central Pattana PCL (Foreign)	1,077,100	2,283
Central Pattana PCL	18,000	38
		2,321
Turkey (0.1%)
BIM Birlesik Magazalar AS	142,594	1,180

United Kingdom (8.2%)
Diageo plc	555,606	22,742
RELX plc	450,758	10,852
Prudential plc	599,122	10,465
Compass Group plc	361,738	9,631
Experian plc	210,024	6,620
Associated British Foods plc	181,182	5,230
Ferguson plc	52,993	4,525
Ashtead Group plc	112,282	3,419

International Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	InterContinental Hotels Group plc	42,185	2,553
	Intertek Group plc	36,751	2,548
	Burberry Group plc	95,469	2,532
	JD Sports Fashion plc	228,746	2,275
	Halma plc	84,000	2,038
	Bunzl plc	76,028	1,978
	Croda International plc	31,589	1,971
^	Flutter Entertainment plc	17,798	1,836
	Smiths Group plc	87,450	1,828
	Johnson Matthey plc	45,509	1,808
	Mondi plc (XLON)	86,314	1,790
	Rightmove plc	217,913	1,692
	Whitbread plc	32,091	1,689
	Spirax-Sarco Engineering plc	16,391	1,682
	Meggitt plc	191,576	1,550
	Hikma Pharmaceuticals plc	57,504	1,498
	Intermediate Capital Group plc	65,467	1,260
	Hiscox Ltd.	64,288	1,241
	IWG plc	215,052	1,071
	Beazley plc	118,871	903
	Spectris plc	28,297	877
	Renishaw plc	17,460	858
	Dechra Pharmaceuticals plc	25,088	856
	WH Smith plc	26,447	749
	Abcam plc	49,227	743
	Rotork plc	182,223	712
	Grafton Group plc	61,443	622
	National Express Group plc	106,784	618
	Genus plc	16,384	616
	Victrex plc	20,897	594
	Moneysupermarket.com Group plc	132,150	588
	Dart Group plc	34,294	562
	Diploma plc	23,810	493
	QinetiQ Group plc	117,745	480
	RWS Holdings plc	59,069	459
	Bodycote plc	46,668	433
	Cranswick plc	10,754	432
	Synthomer plc	111,183	401
	Ultra Electronics Holdings plc	14,993	379
	Savills plc	30,324	360
	James Fisher & Sons plc	13,608	342
	GB Group plc	40,935	321
	Rathbone Brothers plc	11,576	312
	Greencore Group plc	93,156	280
	Hill & Smith Holdings plc	15,938	270
	Telecom Plus plc	16,794	262
	St. Modwen Properties plc	44,852	262
	Clarkson plc	6,367	233
	4imprint Group plc	6,041	232
	Hilton Food Group plc	16,915	223
	Senior plc	84,590	202
	CVS Group plc	14,809	185
	EMIS Group plc	12,782	178
	AG Barr plc	24,616	177
	Vitec Group plc	9,136	149
	Avon Rubber plc	6,361	146
	Robert Walters plc	17,010	117
	Speedy Hire plc	105,961	74
	Brooks Macdonald Group plc	2,816	71
			125,095
United States (0.1%)
	Autoliv Inc.	14,334	1,119
Total Common Stocks
(Cost $1,345,664)			1,518,956
Temporary Cash Investments (2.5%)[1]
Money Market Fund (2.5%)
2,3	Vanguard Market Liquidity Fund, 1.984%	373,623	37,366

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 2.048%, 11/21/19	300	300
	Total Temporary Cash Investments
	(Cost $37,665)		37,666
	Total Investments (102.2%)
	(Cost $1,383,329)		1,556,622

International Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (-2.2%)
Other Assets
Investment in Vanguard	67
Receivables for Accrued Income	4,487
Receivables for Capital Shares Issued	135
Variation Margin Receivable—Futures Contracts	2
Unrealized Appreciation—Forward Currency Contracts	35
Other Assets[4]	3,417
Total Other Assets	8,143
Liabilities
Payables for Investment Securities Purchased	(4,976)
Collateral for Securities on Loan	(31,373)
Payables for Capital Shares Redeemed	(18)
Payables to Vanguard	(151)
Variation Margin Payable—Futures Contracts	(17)
Unrealized Depreciation—Forward Currency Contracts	(19)
Other Liabilities	(4,819)
Total Liabilities	(41,373)
Net Assets (100%)	1,523,392

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,384,487
Total Distributable Earnings (Loss)	138,905
Net Assets	1,523,392

ETF Shares—Net Assets
Applicable to 18,989,053 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,304,960
Net Asset Value Per Share—ETF Shares	$68.72

Amount
($000)
Admiral Shares—Net Assets
Applicable to 6,536,356 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	218,432
Net Asset Value Per Share—Admiral Shares	$33.42

•    See Note A in Notes to Financial Statements.

^    Includes partial security positions on loan to broker-dealers.

The total value of securities on loan is $28,970,000.

*     Non-income-producing security.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.2%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Collateral of $31,373,000 was received for securities on loan.

4   Securities with a value of $300,000 and cash of $335,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

International Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2019	49	1,972	63
MSCI Emerging Market Index	December 2019	37	1,927	54
Topix Index	December 2019	4	618	45
E-mini S&P 500 Index	December 2019	1	152	—
				162

Forward Currency Contracts

Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
			Receive		Deliver
Bank of America, N.A.	12/24/19	EUR	2,084	USD	2,311	23	—
Bank of America, N.A.	12/16/19	JPY	108,851	USD	1,012	—	(1)
BNP Paribas	12/24/19	USD	1,487	EUR	1,344	—	(18)
Goldman Sachs International	12/30/19	USD	1,243	JPY	133,000	6	—
BNP Paribas	12/16/19	USD	749	JPY	80,000	6	—
						35	(19)

EUR—Euro.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends[1]	30,886
Interest[2]	125
Securities Lending—Net	119
Total Income	31,130
Expenses
The Vanguard Group—Note B
Investment Advisory Services	187
Management and Administrative—Investor Shares	22
Management and Administrative—ETF Shares	1,738
Management and Administrative—Admiral Shares	323
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	60
Marketing and Distribution—Admiral Shares	12
Custodian Fees	88
Auditing Fees	43
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—ETF Shares	45
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	2,526
Expenses Paid Indirectly	(27)
Net Expenses	2,499
Net Investment Income	28,631
Realized Net Gain (Loss)
Investment Securities Sold[2]	(24,379)
Futures Contracts	868
Forward Currency Contracts	(130)
Foreign Currencies	(256)
Realized Net Gain (Loss)	(23,897)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	214,452
Futures Contracts	234
Forward Currency Contracts	65
Foreign Currencies	96
Change in Unrealized Appreciation (Depreciation)	214,847
Net Increase (Decrease) in Net Assets Resulting from Operations	219,581

1   Dividends are net of foreign withholding taxes of $2,382,000.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $110,000, ($3,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

3   The change in unrealized appreciation (depreciation) is net of deferred foreign capital gains taxes of $4,025,000. See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,631	19,437
Realized Net Gain (Loss)	(23,897)	4,707
Change in Unrealized Appreciation (Depreciation)	214,847	(112,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	219,581	(88,566)
Distributions
Net Investment Income
Investor Shares	(90)	(223)
ETF Shares	(16,043)	(15,685)
Admiral Shares	(2,897)	(3,362)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(19,030)	(19,270)
Capital Share Transactions
Investor Shares	(12,733)	1,981
ETF Shares	275,183	315,063
Admiral Shares	13,443	40,676
Net Increase (Decrease) from Capital Share Transactions	275,893	357,720
Total Increase (Decrease)	476,444	249,884
Net Assets
Beginning of Period	1,046,948	797,064
End of Period	1,523,392	1,046,948

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

	Nov. 1,			Feb. 25,
	2018 to	Year Ended		2016[2] to
	July 26,	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2019[1]	2018	2017	2016
Net Asset Value, Beginning of Period	$23.47	$25.71	$21.77	$20.00
Investment Operations	.273 [4]	.461	.460	.244
Net Investment Income[3]	3.630	(2.260)	3.871	1.671
Net Realized and Unrealized Gain (Loss) on Investments[5]	3.903	(1.799)	4.331	1.915
Total from Investment Operations
Distributions
Dividends from Net Investment Income	(.283)	(.441)	(.391)	(.145)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.283)	(.441)	(.391)	(.145)
Net Asset Value, End of Period	$27.09[1]	$23.47	$25.71	$21.77
Total Return[6]	16.74%[7]	-7.13%[7]	20.06%[7]	9.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	—	$11	$11	$4
Ratio of Total Expenses to Average Net Assets	0.35%[8]	0.35%	0.35%	0.35%[8]
Ratio of Net Investment Income to Average Net Assets	1.48%[4,8]	1.73%	1.86%	1.50%[8]
Portfolio Turnover Rate[9]	42%[10]	36%	9%	8%

1       Net asset value as of July 26, 2019, on which date the remaining Investor Shares were converted to Admiral Shares.

2       Inception.

3       Calculated based on average shares outstanding.

4       Net investment income per share and the ratio of net investment income to average net assets include $.155 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

5       Includes increases from purchase and redemption fees of $.01 for 2019, $.01 for 2018, and $.01 for 2017.

6       Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

7       Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.

8       Annualized.

9       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

10 Reflect the fund’s portfolio turnover for the fiscal year ended October 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

				Feb. 25,
				2016[1] to
For a Share Outstanding		Year Ended October 31,		Oct. 31,
Throughout Each Period	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$58.65	$64.25	$54.43	$50.00
Investment Operations
Net Investment Income[2]	1.452 [3]	1.196	1.179	.662
Net Realized and Unrealized Gain (Loss) on Investments[4]	9.578	(5.623)	9.715	4.154
Total from Investment Operations	11.030	(4.427)	10.894	4.816
Distributions
Dividends from Net Investment Income	(.960)	(1.173)	(1.074)	(.386)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.960)	(1.173)	(1.074)	(.386)
Net Asset Value, End of Period	$68.72	$58.65	$64.25	$54.43
Total Return	18.96%	-7.04%	20.19%	9.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,305	$861	$634	$147
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%	0.25%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	2.24%[3]	1.83%	1.96%	1.60%[5]
Portfolio Turnover Rate[6]	42%	36%	9%	8%

1   Inception.

2   Calculated based on average shares outstanding.

3   Net investment income per share and the ratio of net investment income to average net assets include $.388 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

4   Includes increases from purchase and redemption fees of $.02 for 2019, $.02 for 2018, and $.04 for 2017.

5   Annualized.

6   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares

				March 2,
				2016[1] to
For a Share Outstanding		Year Ended October 31,		Oct. 31,
Throughout Each Period	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.52	$31.24	$26.45	$25.00
Investment Operations
Net Investment Income[2]	.686[3]	.576	.573	.285
Net Realized and Unrealized Gain (Loss) on Investments[4]	4.679	(2.727)	4.720	1.352
Total from Investment Operations	5.365	(2.151)	5.293	1.637
Distributions
Dividends from Net Investment Income	(.465)	(.569)	(.503)	(.187)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.465)	(.569)	(.503)	(.187)
Net Asset Value, End of Period	$33.42	$28.52	$31.24	$26.45
Total Return[5]	18.96%[6]	-7.03%[6]	20.18%[6]	6.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$175	$152	$77
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%	0.25%	0.25%[7]
Ratio of Net Investment Income to Average Net Assets	2.24%[3]	1.83%	1.96%	1.60%[7]
Portfolio Turnover Rate[8]	42%	36%	9%	8%

1   Inception.

2   Calculated based on average shares outstanding.

3   Net investment income per share and the ratio of net investment income to average net assets include $.188 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

4   Includes increases from purchase and redemption fees of $.01 for 2019, $.01 for 2018, and $.02 for 2017.

5   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

6   Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.

7   Annualized.

8   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Prior to July 26, 2019, the fund offered Investor Shares. Effective at the close of business on July 26, 2019, the remaining Investor Shares were converted to Admiral Shares.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility

International Dividend Appreciation Index Fund

of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

International Dividend Appreciation Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

International Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $67,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $27,000 (an annual rate of 0.00% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

International Dividend Appreciation Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	140,162	1,119	—
Common Stocks—Other	31,326	1,346,349	—
Temporary Cash Investments	37,366	300	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(17)	—	—
Forward Currency Contracts—Assets	—	35	—
Forward Currency Contracts—Liabilities	—	(19)	—
Total	208,839	1,347,784	—

1 Represents variation margin on the last day of the reporting period.

E.           At October 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	2	—	2
Unrealized Appreciation—Forward Currency Contracts	—	35	35
Total Assets	2	35	37

Variation Margin Payable—Futures Contracts	(17)	—	(17)
Unrealized Depreciation—Forward Currency Contracts	—	(19)	(19)
Total Liabilities	(17)	(19)	(36)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	868	—	868
Forward Currency Contracts	—	(130)	(130)
Realized Net Gain (Loss) on Derivatives	868	(130)	738

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	234	—	234
Forward Currency Contracts	—	65	65
Change in Unrealized Appreciation (Depreciation) on Derivatives	234	65	299

International Dividend Appreciation Index Fund

F.            Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,421
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(41,245)
Net Unrealized Gains (Losses)	167,748

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,384,914
Gross Unrealized Appreciation	222,608
Gross Unrealized Depreciation	(50,856)
Net Unrealized Appreciation (Depreciation)	171,752

G.          During the year ended October 31, 2019, the fund purchased $812,147,000 of investment securities and sold $529,414,000 of investment securities, other than temporary cash investments. Purchases and sales include $219,924,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International Dividend Appreciation Index Fund

H.           Capital share transactions for each class of shares were:

			Year Ended October 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	1,629	66	9,433	358
Issued in Lieu of Cash Distributions	85	3	210	8
Redeemed[2,3]	(14,447)	(553)	(7,662)	(294)
Net Increase (Decrease)—Investor Shares	(12,733)	(484)	1,981	72
ETF Shares
Issued[1]	275,183	4,314	351,000	5,355
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	—	—	(35,937)	(550)
Net Increase (Decrease)—ETF Shares	275,183	4,314	315,063	4,805
Admiral Shares
Issued[1,3]	55,427	1,777	77,590	2,422
Issued in Lieu of Cash Distributions	2,382	78	2,791	90
Redeemed[2]	(44,366)	(1,449)	(39,705)	(1,257)
Net Increase (Decrease)—Admiral Shares	13,443	406	40,676	1,255

1   Includes purchase fees for fiscal 2019 and 2018 of $197,000 and $212,000, respectively (fund totals).

2   Net of redemption fees for fiscal 2019 and 2018 of $105,000 and $102,000, respectively (fund totals).

3   In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 487,000 and 400,000 shares, respectively, in the amount of $12,787,000 from the conversion during the year ended October 31, 2019.

I.           Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International High Dividend Yield Index Fund ETF Shares Net Asset Value	8.87%	9.58%	$14,002
International High Dividend Yield Index Fund ETF Shares Market Price	9.33	9.63	14,025
FTSE All-World ex US High Dividend Yield Index	8.96	10.17	14,280

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International High Dividend Yield Index Fund Admiral Shares	8.30%	8.52%	$13,491
FTSE All-World ex US High Dividend Yield Index	8.96	9.19	13,802

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2019

		Since
	One	Inception
	Year	(2/25/2016)
International High Dividend Yield Index Fund ETF Shares Market Price	9.33%	40.25%
International High Dividend Yield Index Fund ETF Shares Net Asset Value	8.87	40.02
FTSE All-World ex US High Dividend Yield Index	8.96	42.80

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International High Dividend Yield Index Fund

Sector Diversification

As of October 31, 2019

Basic Materials	7.0%
Consumer Goods	9.4
Consumer Services	3.7
Financials	38.1
Health Care	5.1
Industrials	9.9
Oil & Gas	10.8
Technology	4.3
Telecommunications	6.2
Utilities	5.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

International High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)[1]
Australia (7.5%)
Commonwealth Bank of Australia	261,762	14,193
BHP Group Ltd.	435,395	10,673
Westpac Banking Corp.	515,909	10,017
National Australia Bank Ltd.	426,091	8,364
Australia & New Zealand Banking Group Ltd.	418,764	7,696
Woolworths Group Ltd.	185,990	4,796
Wesfarmers Ltd.	167,238	4,595
Macquarie Group Ltd.	45,483	4,200
Transurban Group	400,111	4,098
Rio Tinto Ltd.	54,852	3,430
Woodside Petroleum Ltd.	137,984	3,058
Amcor plc	239,612	2,294
Insurance Australia Group Ltd.	341,880	1,873
Suncorp Group Ltd.	186,948	1,736
QBE Insurance Group Ltd.	196,487	1,709
ASX Ltd.	28,696	1,629
Telstra Corp. Ltd.	614,662	1,480
Fortescue Metals Group Ltd.	235,678	1,442
Origin Energy Ltd.	260,377	1,412
APA Group	174,530	1,402
Sonic Healthcare Ltd.	70,791	1,394
AGL Energy Ltd.	96,769	1,321
South32 Ltd.	745,344	1,304
Aurizon Holdings Ltd.	283,067	1,152
Lendlease Group	83,672	1,081
Sydney Airport	164,383	996
Medibank Pvt Ltd.	410,201	956
Tabcorp Holdings Ltd.	282,633	936
Caltex Australia Ltd.	37,021	696
Magellan Financial Group Ltd.	19,724	654
AMP Ltd.	497,535	629
Boral Ltd.	173,701	603
Alumina Ltd.	372,312	581
Incitec Pivot Ltd.	241,143	574
Atlas Arteria Ltd.	102,488	567
Coca-Cola Amatil Ltd.	77,035	541
Bendigo & Adelaide Bank Ltd.	72,932	535
Downer EDI Ltd.	88,918	495
Challenger Ltd.	84,005	461
Crown Resorts Ltd.	52,307	449
Star Entertainment Grp Ltd.	121,590	394
Qantas Airways Ltd.	88,940	393
Orora Ltd.	176,765	377
Bank of Queensland Ltd.	58,732	367
AusNet Services	264,503	338
CIMIC Group Ltd.	14,525	331
Metcash Ltd.	133,182	259
IOOF Holdings Ltd.	50,765	258
Flight Centre Travel Group Ltd.	8,268	243
^ Harvey Norman Holdings Ltd.	85,756	242
Whitehaven Coal Ltd.	96,721	220
CSR Ltd.	74,144	212
Sims Metal Management Ltd.	24,809	160
Perpetual Ltd.	6,182	153
Adelaide Brighton Ltd.	65,209	138
Platinum Asset Management Ltd.	42,866	122
Coles Group Ltd.	413	4
		110,233
Austria (0.3%)
Erste Group Bank AG	42,316	1,497
OMV AG	20,996	1,227
Raiffeisen Bank International AG	19,387	478
ANDRITZ AG	10,367	466
voestalpine AG	17,233	432
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,751	156
		4,256

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Belgium (0.5%)
	KBC Group NV	40,479	2,846
	Ageas	27,258	1,572
	Solvay SA Class A	10,290	1,119
	Groupe Bruxelles Lambert SA	10,833	1,088
	Proximus SADP	20,804	640
	bpost SA	81	1
			7,266
Brazil (2.5%)
	Vale SA	507,060	5,968
	Itau Unibanco Holding SA ADR	519,425	4,690
	Banco Bradesco SA ADR	396,341	3,472
	Itausa - Investimentos Itau SA Preference Shares	647,959	2,215
	Ambev SA ADR	503,634	2,171
	Banco Bradesco SA Preference Shares	200,874	1,762
	Banco do Brasil SA	123,594	1,484
	Itau Unibanco Holding SA Preference Shares	163,580	1,478
	Banco Bradesco SA	146,072	1,196
	IRB Brasil Resseguros S/A	123,141	1,160
	BB Seguridade Participacoes SA	101,200	857
	Telefonica Brasil SA ADR	58,839	775
	Petrobras Distribuidora SA	100,990	712
	Banco Santander Brasil SA	59,791	702
	CCR SA	166,477	682
	Banco BTG Pactual SA	36,379	589
	Ambev SA	132,400	574
	Cogna Educacao	217,832	525
	Hypera SA	59,480	509
	Klabin SA	109,400	432
	Cia Energetica de Minas Gerais ADR	114,973	386
	YDUQS Part	36,700	359
	Cosan SA	24,000	346
	TIM Participacoes SA	120,000	342
	Cielo SA	163,600	308
	Engie Brasil Energia SA	25,450	287
	Bradespar SA Preference Shares	33,082	264
	Transmissora Alianca de Energia Eletrica SA	34,900	251
	EDP - Energias do Brasil SA	43,950	208
	Porto Seguro SA	14,400	206
	Fleury SA	31,000	197
	Cia Paranaense de Energia Preference Shares	13,700	190
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	28,208	166
	Banco do Estado do Rio Grande do Sul SA Preference Shares	29,600	165
*	Via Varejo SA	54,700	101
	Cia Energetica de Minas Gerais Preference Shares	26,457	90
	Telefonica Brasil SA Preference Shares	4,300	57
	Cia Paranaense de Energia ADR	996	14
	Cia Energetica de Minas Gerais	957	4
			35,894
Canada (6.9%)
	Royal Bank of Canada	213,379	17,212
	Toronto-Dominion Bank	272,572	15,565
	Enbridge Inc.	292,418	10,650
	Bank of Nova Scotia	182,173	10,448
^	Bank of Montreal	94,342	6,984
	TC Energy Corp.	135,339	6,822
	Canadian Imperial Bank of Commerce	65,586	5,592
	Manulife Financial Corp.	290,903	5,418
	Sun Life Financial Inc.	87,756	3,937
	Fortis Inc.	63,990	2,658
	Pembina Pipeline Corp.	75,251	2,649
	National Bank of Canada	49,663	2,565
	BCE Inc.	44,107	2,092
	Shaw Communications Inc. Class B	66,733	1,362
	Power Corp. of Canada	51,898	1,201
	TELUS Corp.	29,463	1,048
	Inter Pipeline Ltd.	60,885	1,022
	Great-West Lifeco Inc.	38,569	938
2	Hydro One Ltd.	47,038	875
	Power Financial Corp.	33,943	794
	Canadian Utilities Ltd. Class A	17,864	521
	IGM Financial Inc.	12,270	346
			100,699
Chile (0.2%)
	Enel Americas SA ADR	89,988	860
	Banco Santander Chile ADR	23,781	576
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	13,304	355

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Enel Chile SA	2,891,030	238
	Enel Americas SA	926,943	174
	Colbun SA	989,856	171
	Engie Energia Chile SA	67,873	101
	Enel Chile SA ADR	21,294	88
	AES Gener SA	403,703	87
	Embotelladora Andina SA Preference Shares	28,688	83
	Sociedad Quimica y Minera de Chile SA ADR	400	11
	Banco de Chile	11,240	1
			2,745
China (5.3%)
	China Construction Bank Corp.	13,816,000	11,070
	Industrial & Commercial Bank of China Ltd.	11,556,000	8,279
	China Mobile Ltd.	782,919	6,363
	Bank of China Ltd.	11,277,000	4,599
	CNOOC Ltd.	2,355,000	3,505
	China Merchants Bank Co. Ltd.	560,928	2,675
	China Petroleum & Chemical Corp.	3,764,000	2,141
	Agricultural Bank of China Ltd.	4,569,000	1,880
	China Overseas Land & Investment Ltd.	568,000	1,792
	China Resources Land Ltd.	398,000	1,693
	Country Garden Holdings Co. Ltd.	1,098,000	1,524
	Sunac China Holdings Ltd.	333,354	1,512
	PetroChina Co. Ltd.	3,094,000	1,509
	China Pacific Insurance Group Co. Ltd.	384,400	1,395
	Anhui Conch Cement Co. Ltd.	177,328	1,060
	China Shenhua Energy Co. Ltd.	509,000	1,034
2	Longfor Group Holdings Ltd.	243,500	1,011
	CITIC Ltd.	742,000	976
	Guangdong Investment Ltd.	432,000	935
2	Postal Savings Bank of China Co. Ltd.	1,404,000	900
	China Vanke Co. Ltd.	234,205	854
	China CITIC Bank Corp. Ltd.	1,412,320	819
*	China Evergrande Group	324,000	789
	Bank of Communications Co. Ltd.	1,099,000	751
	Hengan International Group Co. Ltd.	105,343	736
	China Minsheng Banking Corp. Ltd.	978,100	684
	Shimao Property Holdings Ltd.	175,500	588
	China Jinmao Holdings Group Ltd.	884,000	588
	China Communications Construction Co. Ltd.	665,000	506
	China National Building Material Co. Ltd.	586,000	494
	Guangzhou Automobile Group Co. Ltd.	472,000	471
	Weichai Power Co. Ltd.	294,000	463
2	CGN Power Co. Ltd.	1,722,000	447
	Beijing Enterprises Water Group Ltd.	826,000	431
	Dongfeng Motor Group Co. Ltd.	422,000	423
	Kunlun Energy Co. Ltd.	440,000	410
	Great Wall Motor Co. Ltd.	454,500	368
	China Resources Cement Holdings Ltd.	324,000	355
	China Resources Power Holdings Co. Ltd.	274,000	344
	CIFI Holdings Group Co. Ltd.	496,000	331
	Zijin Mining Group Co. Ltd.	840,000	291
	Yanzhou Coal Mining Co. Ltd.	284,000	288
	China Merchants Port Holdings Co. Ltd.	184,000	288
	Huaneng Power International Inc.	602,000	286
	Far East Horizon Ltd.	299,000	283
	Kingboard Holdings Ltd.	105,000	280
	Agile Group Holdings Ltd.	200,000	270
	China Cinda Asset Management Co. Ltd.	1,293,000	268
	Shenzhen International Holdings Ltd.	131,500	267
	Future Land Development Holdings Ltd.	242,000	255
	China Medical System Holdings Ltd.	183,000	248
	China State Construction International Holdings Ltd.	260,000	239
2	China Huarong Asset Management Co. Ltd.	1,608,000	237

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Jiangsu Expressway Co. Ltd.	174,000	231
	Guangzhou R&F Properties Co. Ltd.	147,200	228
	Logan Property Holdings Co. Ltd.	144,000	219
2	Fuyao Glass Industry Group Co. Ltd.	72,000	203
	China Everbright Bank Co. Ltd.	442,000	203
	COSCO SHIPPING Ports Ltd.	258,000	203
	Nine Dragons Paper Holdings Ltd.	232,000	201
2	Dali Foods Group Co. Ltd.	291,000	199
2	BAIC Motor Corp. Ltd.	320,500	199
	Yuexiu Property Co. Ltd.	886,000	195
	Bosideng International Holdings Ltd.	374,000	193
	Shenzhen Investment Ltd.	482,000	190
	KWG Group Holdings Ltd.	178,000	179
	China Everbright Ltd.	120,000	178
	Chongqing Rural Commercial Bank Co. Ltd.	333,000	178
	China Molybdenum Co. Ltd.	558,000	176
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	154,162	170
	Zhejiang Expressway Co. Ltd.	204,000	167
	China Reinsurance Group Corp.	950,000	155
	Sino-Ocean Group Holding Ltd.	414,500	152
	Sinotruk Hong Kong Ltd.	94,500	143
	Sinopec Shanghai Petrochemical Co. Ltd.	496,000	137
	Zoomlion Heavy Industry Science and Technology Co. Ltd.	186,600	137
	Kingboard Laminates Holdings Ltd.	146,500	134
	Shenzhen Expressway Co. Ltd.	100,000	134
	China Power International Development Ltd.	618,370	129
	Shanghai Industrial Holdings Ltd.	65,000	121
2	Sinopec Engineering Group Co. Ltd.	209,000	119
	Lee & Man Paper Manufacturing Ltd.	211,000	117
	Greentown China Holdings Ltd.	108,500	100
	Poly Property Group Co. Ltd.	271,000	98
	Maanshan Iron & Steel Co. Ltd.	244,000	92
	Huadian Power International Corp. Ltd.	230,000	86
	Metallurgical Corp. of China Ltd.	406,000	86
	Sinotrans Ltd.	289,000	85
	Hopson Development Holdings Ltd.	88,000	85
	Yanlord Land Group Ltd.	92,900	82
	China Zhongwang Holdings Ltd.	198,400	82
	Huaxin Cement Co. Ltd. Class B	44,700	81
	Datang International Power Generation Co. Ltd.	400,000	79
	Huadian Fuxin Energy Corp. Ltd.	350,000	68
	Angang Steel Co. Ltd.	197,000	66
	Guangshen Railway Co. Ltd.	200,000	64
2	Red Star Macalline Group Corp. Ltd.	74,757	60
	China BlueChemical Ltd.	240,000	58
	China International Marine Containers Group Co. Ltd.	63,960	56
	Chongqing Changan Automobile Co. Ltd. Class B	119,300	49
	China Machinery Engineering Corp.	117,000	46
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	25,000	46
	Anhui Expressway Co. Ltd.	74,000	44
	Beijing Jingneng Clean Energy Co. Ltd.	232,000	41
	China South City Holdings Ltd.	352,000	41
	Weifu High-Technology Group Co. Ltd. Class B	23,200	37
	Sichuan Expressway Co. Ltd.	118,000	34
	Shandong Chenming Paper Holdings Ltd.	61,500	26
	PICC Property & Casualty Co. Ltd.	1,000	1

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
2	China Galaxy Securities Co. Ltd.	2,000	1
	GF Securities Co. Ltd.	600	1
2	China Merchants Securities Co. Ltd.	400	—
			76,890
Colombia (0.1%)
	Ecopetrol SA ADR	33,481	611
	Interconexion Electrica SA ESP	61,157	353
	Grupo Aval Acciones y Valores Preference Shares	420,560	172
	Ecopetrol SA	54,855	49
	Bancolombia SA Preference Shares	306	4
			1,189
Czech Republic (0.1%)
	CEZ AS	23,578	538
	Komercni banka AS	11,250	380
2	Moneta Money Bank AS	72,545	241
	O2 Czech Republic AS	6,600	62
			1,221
Denmark (0.2%)
	Danske Bank A/S	98,487	1,407
	ISS A/S	27,412	718
	Pandora A/S	13,255	652
	Tryg A/S	17,915	501
	H Lundbeck A/S	14	1
			3,279
Egypt (0.0%)
	Egypt Kuwait Holding Co. SAE	109,871	153
	Eastern Co. SAE	140,781	141
	ElSewedy Electric Co.	104,978	87
	Telecom Egypt Co.	45,428	32
			413
Finland (1.5%)
	Kone Oyj Class B	57,679	3,673
	Nordea Bank Abp	476,265	3,486
	Nokia Oyj	828,673	3,042
	Sampo Oyj Class A	72,342	2,965
	UPM-Kymmene Oyj	78,771	2,565
	Fortum Oyj	63,601	1,554
	Elisa Oyj	21,070	1,151
	Stora Enso Oyj	85,110	1,106
	Orion Oyj Class B	15,264	677
	Kesko Oyj Class B	10,009	667
	Metso Oyj	15,910	602
	Nokian Renkaat Oyj	20,189	577
			22,065
France (6.4%)
	TOTAL SA	356,354	18,840
	Sanofi	160,219	14,770
	BNP Paribas SA	159,843	8,353
	AXA SA	283,687	7,510
	Schneider Electric SE	77,371	7,191
	Orange SA	282,388	4,545
	Societe Generale SA	113,772	3,236
	Cie Generale des Etablissements Michelin SCA	26,065	3,174
	Cie de Saint-Gobain	71,944	2,930
	Credit Agricole SA	169,312	2,209
	Peugeot SA	80,325	2,034
	Veolia Environnement SA	74,076	1,950
	Engie SA	112,327	1,881
	Renault SA	27,063	1,382
	Publicis Groupe SA	31,777	1,368
	Valeo SA	35,131	1,308
	Bouygues SA	30,772	1,305
	Engie Loyalty Shares 2021	65,712	1,100
	SES SA Class A	52,187	1,012
	SCOR SE	23,286	982
	Suez	54,593	852
	Engie Loyalty Shares 2020	47,482	795
2	Amundi SA	8,441	603
	Natixis SA	124,712	573
	Rexel SA	45,080	559
	Eutelsat Communications SA	27,603	524
	CNP Assurances	23,644	469
^	Casino Guichard Perrachon SA	8,101	437
	Lagardere SCA	17,343	388
	Engie	18,396	317
	Societe BIC SA	3,707	257
	Imerys SA	5,400	209
2	ALD SA	12,047	171
			93,234
Germany (7.6%)
	Allianz SE	62,386	15,236
	Siemens AG	111,880	12,911
	Bayer AG	137,974	10,704
	BASF SE	135,236	10,281
	Deutsche Telekom AG	476,706	8,388
	Daimler AG	126,928	7,403
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	21,272	5,910
	Volkswagen AG Preference Shares	27,000	5,133
	Deutsche Post AG	144,036	5,103
	Vonovia SE	80,108	4,266

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Bayerische Motoren Werke AG	44,932	3,441
	E.ON SE	319,962	3,227
	RWE AG	84,599	2,578
	Porsche Automobil Holding SE Preference Shares	22,746	1,675
	HeidelbergCement AG	22,040	1,634
	Hannover Rueck SE	8,873	1,572
2	Covestro AG	25,317	1,216
	Aroundtown SA	130,966	1,107
	LEG Immobilien AG	9,380	1,077
	Commerzbank AG	154,390	924
	Volkswagen AG	4,787	905
	Uniper SE	29,004	904
	GEA Group AG	24,584	751
	Bayerische Motoren Werke AG Preference Shares	11,657	717
	Evonik Industries AG	24,808	654
	Deutsche Lufthansa AG	35,714	619
	ProSiebenSat.1 Media SE	30,498	450
	Axel Springer SE	6,117	428
	METRO AG	25,070	409
	HUGO BOSS AG	9,253	390
	HOCHTIEF AG	2,909	363
	Telefonica Deutschland Holding AG	97,139	308
	RTL Group SA	5,567	283
	Talanx AG	5,590	258
	1&1 Drillisch AG	6,802	182
	Axel Springer SE (XETR)	766	55
*	CECONOMY AG	123	1
			111,463
Greece (0.1%)
	Hellenic Telecommunications Organization SA	36,698	556
	OPAP SA	31,050	338
	Motor Oil Hellas Corinth Refineries SA	7,952	197
	Mytilineos SA	15,077	165
	Hellenic Petroleum SA	8,167	78
			1,334
Hong Kong (2.0%)
	CK Hutchison Holdings Ltd.	393,500	3,633
	Sun Hung Kai Properties Ltd.	211,000	3,197
	CLP Holdings Ltd.	242,000	2,513
	Hang Seng Bank Ltd.	107,300	2,239
	BOC Hong Kong Holdings Ltd.	532,500	1,829
	Sands China Ltd.	355,200	1,750
	Power Assets Holdings Ltd.	203,099	1,449
2	WH Group Ltd.	1,242,139	1,311
	New World Development Co. Ltd.	849,000	1,214
	Wharf Real Estate Investment Co. Ltd.	182,000	1,070
	Henderson Land Development Co. Ltd.	193,587	967
	Lenovo Group Ltd.	1,112,000	775
	Swire Pacific Ltd. Class A	76,788	732
	Sino Land Co. Ltd.	472,000	706
	Hang Lung Properties Ltd.	305,576	672
	CK Infrastructure Holdings Ltd.	92,472	666
	Wynn Macau Ltd.	217,600	472
	NagaCorp Ltd.	218,000	396
	Hysan Development Co. Ltd.	97,000	382
	PCCW Ltd.	584,000	347
	Xinyi Glass Holdings Ltd.	292,000	328
	NWS Holdings Ltd.	203,000	302
	Yue Yuen Industrial Holdings Ltd.	103,000	290
	Xinyi Solar Holdings Ltd.	496,800	281
2	BOC Aviation Ltd.	29,500	277
	Kerry Properties Ltd.	85,000	275
	VTech Holdings Ltd.	22,900	201
	Chow Tai Fook Jewellery Group Ltd.	152,000	137
	Cafe de Coral Holdings Ltd.	48,000	131
	First Pacific Co. Ltd.	332,000	127
	Shun Tak Holdings Ltd.	260,000	107
	Shougang Fushan Resources Group Ltd.	504,000	104
	Haitong International Securities Group Ltd.	344,000	100
	Shui On Land Ltd.	494,500	100
	Li & Fung Ltd.	836,000	91
	Dah Sing Financial Holdings Ltd.	20,400	76
	Guotai Junan International Holdings Ltd.	439,000	74
	Lifestyle International Holdings Ltd.	66,000	69
	Television Broadcasts Ltd.	38,200	63
	SA Sa International Holdings Ltd.	132,000	32
			29,485

International High Dividend Yield Index Fund

Market
Value•
Shares	($000)
Hungary (0.1%)
MOL Hungarian Oil & Gas Plc	63,363	627
Magyar Telekom Telecommunications plc	55,066	82
709
India (0.5%)
Bharat Petroleum Corp. Ltd.	147,720	1,094
Oil & Natural Gas Corp. Ltd.	446,118	890
Indian Oil Corp. Ltd.	311,080	643
Coal India Ltd.	212,550	621
NTPC Ltd.	349,184	602
Hero MotoCorp Ltd.	14,427	549
Vedanta Ltd.	248,751	519
Hindustan Petroleum Corp. Ltd.	89,237	408
Bharti Infratel Ltd.	126,810	339
REC Ltd.	97,862	193
NMDC Ltd.	104,759	166
Castrol India Ltd.	71,908	154
Indiabulls Housing Finance Ltd.	49,299	143
Oracle Financial Services Software Ltd.	3,211	142
*	Power Finance Corp. Ltd.	90,764	140
NHPC Ltd.	341,647	113
Hindustan Zinc Ltd.	33,073	99
Oil India Ltd.	36,768	89
Mangalore Refinery & Petrochemicals Ltd.	34,738	27
6,931
Indonesia (0.2%)
Telekomunikasi Indonesia Persero Tbk PT	6,874,500	2,006
United Tractors Tbk PT	227,904	352
Perusahaan Gas Negara Tbk PT	1,540,800	231
Adaro Energy Tbk PT	1,805,000	168
Tower Bersama Infrastructure Tbk PT	282,500	127
Bukit Asam Tbk PT	569,800	91
Matahari Department Store Tbk PT	340,100	88
Media Nusantara Citra Tbk PT	699,000	66
Surya Citra Media Tbk PT	729,900	64
3,193
Ireland (0.1%)
Bank of Ireland Group plc	136,977	660
AIB Group plc	115,114	369
1,029
Israel (0.3%)
Bank Leumi Le-Israel BM	220,040	1,603
Bank Hapoalim BM	161,050	1,289
Mizrahi Tefahot Bank Ltd.	19,414	482
Bezeq The Israeli Telecommunication Corp. Ltd.	290,280	192
Gazit-Globe Ltd.	12,441	125
Delek Group Ltd.	715	89
Shikun & Binui Ltd.	556	2
3,782
Italy (2.6%)
Enel SPA	1,147,682	8,895
Eni SPA	368,475	5,590
Intesa Sanpaolo SPA (Registered)	2,211,636	5,542
UniCredit SPA	330,104	4,188
Assicurazioni Generali SPA	189,676	3,846
Atlantia SPA	78,627	1,943
Snam SPA	337,180	1,731
Terna Rete Elettrica Nazionale SPA	209,203	1,383
Mediobanca Banca di Credito Finanziario SPA	107,982	1,284
FinecoBank Banca Fineco SPA	90,034	1,015
2	Poste Italiane SPA	67,756	823
Telecom Italia SPA (Bearer)	895,079	518
A2A SPA	230,492	463
Unione di Banche Italiane SPA	140,495	428
Italgas SPA	57,595	371
Banca Mediolanum SPA	41,760	358
UnipolSai Assicurazioni SPA	85,298	238
38,616
Japan (10.4%)
Toyota Motor Corp.	368,413	25,561
Mitsubishi UFJ Financial Group Inc.	1,843,000	9,555
Takeda Pharmaceutical Co. Ltd.	225,000	8,130
KDDI Corp.	256,300	7,092
Honda Motor Co. Ltd.	257,000	6,953
Sumitomo Mitsui Financial Group Inc.	191,754	6,808
Mizuho Financial Group Inc.	3,750,700	5,823
Tokio Marine Holdings Inc.	97,234	5,257
NTT DOCOMO Inc.	172,400	4,726
Mitsubishi Corp.	185,000	4,705

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Nippon Telegraph & Telephone Corp.	92,300	4,582
	Mitsui & Co. Ltd.	249,812	4,290
	ITOCHU Corp.	200,284	4,188
	Canon Inc.	149,100	4,091
	Japan Tobacco Inc.	174,800	3,951
	Komatsu Ltd.	135,100	3,163
	ORIX Corp.	189,400	2,976
	Sumitomo Corp.	165,338	2,685
	Subaru Corp.	90,509	2,594
	MS&AD Insurance Group Holdings Inc.	72,500	2,341
	JXTG Holdings Inc.	456,605	2,134
	Sumitomo Mitsui Trust Holdings Inc.	53,900	1,964
	Sekisui House Ltd.	85,502	1,844
	Nissan Motor Co. Ltd.	286,200	1,806
	Japan Post Holdings Co. Ltd.	195,874	1,798
	Nippon Steel Corp.	121,100	1,768
	Marubeni Corp.	232,000	1,633
	Mitsubishi Chemical Holdings Corp.	188,800	1,439
	Resona Holdings Inc.	323,100	1,405
	Daito Trust Construction Co. Ltd.	9,500	1,259
	Idemitsu Kosan Co. Ltd.	35,453	1,042
	Daiwa Securities Group Inc.	229,714	1,033
	Sumitomo Chemical Co. Ltd.	225,700	1,032
	JFE Holdings Inc.	76,400	956
	Yamaha Motor Co. Ltd.	41,400	810
^	SBI Holdings Inc.	33,600	731
	LIXIL Group Corp.	39,000	725
	NSK Ltd.	66,100	615
	Mitsui Chemicals Inc.	25,500	606
	Sojitz Corp.	189,200	596
	Japan Post Bank Co. Ltd.	59,848	595
	Seiko Epson Corp.	41,000	580
	SUMCO Corp.	34,900	580
	Chugoku Electric Power Co. Inc.	43,435	579
	Amada Holdings Co. Ltd.	47,700	543
	Haseko Corp.	41,986	542
	Aozora Bank Ltd.	17,600	452
	Lawson Inc.	7,000	386
	Mitsubishi Gas Chemical Co. Inc.	26,400	372
	Denka Co. Ltd.	12,700	367
	Sumitomo Rubber Industries Ltd.	26,200	347
	DIC Corp.	11,800	338
	Seven Bank Ltd.	96,500	280
	Sankyo Co. Ltd.	7,500	262
	NTN Corp.	60,200	187
	Miraca Holdings Inc.	7,600	179
	Heiwa Corp.	7,400	152
	Hitachi Capital Corp.	6,300	141
	Matsui Securities Co. Ltd.	14,400	119
	SKY Perfect JSAT Holdings Inc.	17,000	70
			151,738
Kuwait (0.3%)
	National Bank of Kuwait SAKP	899,526	2,789
	Ahli United Bank BSC	680,731	602
	Mobile Telecommunications Co. KSC	309,624	577
	Gulf Bank KSCP	246,648	214
	Humansoft Holding Co. KSC	13,726	140
	Boubyan Petrochemicals Co. KSCP	55,032	134
			4,456
Malaysia (0.6%)
	Tenaga Nasional Bhd.	576,933	1,911
	Malayan Banking Bhd.	889,497	1,829
	CIMB Group Holdings Bhd.	1,018,600	1,278
	DiGi.Com Bhd.	543,100	610
	Maxis Bhd.	408,000	525
	Petronas Gas Bhd.	115,432	460
	MISC Bhd.	207,300	413
	Gamuda Bhd.	320,200	286
	Sime Darby Bhd.	514,200	279
	AMMB Holdings Bhd.	280,600	268
	Westports Holdings Bhd.	149,700	153
	YTL Corp. Bhd.	642,368	134
	Alliance Bank Malaysia Bhd.	157,100	108
	British American Tobacco Malaysia Bhd.	20,000	90
2	Astro Malaysia Holdings Bhd.	218,600	71
	Telekom Malaysia Bhd.	5,800	5
			8,420
Mexico (0.5%)
	Wal-Mart de Mexico SAB de CV	764,735	2,295
	Grupo Financiero Banorte SAB de CV	416,146	2,271
	Grupo Mexico SAB de CV Class B	532,300	1,402
	Grupo Aeroportuario del Pacifico SAB de CV Class B	53,654	563

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	46,700	324
	Promotora y Operadora de Infraestructura SAB de CV	31,290	289
	Kimberly-Clark de Mexico SAB de CV Class A	122,800	248
	Industrias Penoles SAB de CV	18,365	220
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	80,300	108
	Alpek SAB de CV	51,000	55
2	Nemak SAB de CV	84,600	38
			7,813
Netherlands (2.1%)
	Unilever NV	214,469	12,677
	ING Groep NV	576,459	6,528
	Koninklijke Ahold Delhaize NV	163,235	4,068
	NN Group NV	49,179	1,876
	Koninklijke KPN NV	487,771	1,514
2	ABN AMRO Bank NV	61,137	1,140
	Aegon NV	260,009	1,128
	Randstad NV	16,309	905
	ASR Nederland NV	20,706	759
2	Signify NV	17,375	509
			31,104
New Zealand (0.2%)
	Spark New Zealand Ltd.	272,548	782
	Meridian Energy Ltd.	182,969	539
	Contact Energy Ltd.	107,135	507
	Fletcher Building Ltd.	128,291	377
	Mercury NZ Ltd.	98,178	312
	SKYCITY Entertainment Group Ltd.	94,556	237
	Air New Zealand Ltd.	72,124	130
			2,884
Norway (0.8%)
	DNB ASA	154,083	2,806
	Equinor ASA	145,151	2,695
	Telenor ASA	95,501	1,787
	Mowi ASA	62,957	1,537
	Orkla ASA	112,992	1,086
	Norsk Hydro ASA	198,322	701
	Gjensidige Forsikring ASA	24,541	459
^	Aker BP ASA	16,125	447
	Salmar ASA	7,630	356
	Leroy Seafood Group ASA	36,981	248
			12,122
Pakistan (0.0%)
	Habib Bank Ltd.	96,375	79
	Oil & Gas Development Co. Ltd.	90,700	75
	Pakistan Petroleum Ltd.	96,480	71
	Fauji Fertilizer Co. Ltd.	93,500	57
			282
Philippines (0.1%)
	PLDT Inc.	17,220	370
	Manila Electric Co.	37,220	248
	Aboitiz Power Corp.	220,800	174
	Globe Telecom Inc.	4,140	149
	DMCI Holdings Inc.	579,800	94
	Semirara Mining & Power Corp. Class A	156,320	72
			1,107
Poland (0.2%)
	Powszechna Kasa Oszczednosci Bank Polski SA	125,939	1,257
	Powszechny Zaklad Ubezpieczen SA	82,971	803
	Bank Polska Kasa Opieki SA	23,266	657
	Polskie Gornictwo Naftowe i Gazownictwo SA	245,745	303
			3,020
Portugal (0.2%)
	EDP - Energias de
	Portugal SA	334,433	1,378
	Galp Energia SGPS SA	76,049	1,216
			2,594
Qatar (0.5%)
	Qatar National Bank QPSC	657,344	3,465
	Industries Qatar QSC	298,562	861
	Qatar Islamic Bank SAQ	172,994	723
	Masraf Al Rayan QSC	551,174	568
	Commercial Bank PSQC	291,767	344
	Qatar Electricity & Water Co. QSC	73,389	318
	Qatar International Islamic Bank QSC	109,729	286
	Qatar Gas Transport Co. Ltd.	383,592	260
	Barwa Real Estate Co.	271,095	255
	Ooredoo QPSC	121,155	243
	Qatar Insurance Co. SAQ	236,815	200
	Doha Bank QPSC	216,422	151
	Gulf International Services QSC	64,963	30
			7,704

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Russia (2.0%)
Sberbank of Russia PJSC	1,452,940	5,325
Lukoil PJSC ADR	57,658	5,313
Gazprom PJSC ADR	660,342	5,294
Tatneft PJSC ADR	36,260	2,543
MMC Norilsk Nickel PJSC ADR	39,350	1,092
MMC Norilsk Nickel PJSC	3,855	1,076
Rosneft Oil Co. PJSC GDR	161,685	1,075
Gazprom PJSC	242,165	982
LUKOIL PJSC	9,724	898
Surgutneftegas OAO Preference Shares	1,124,277	661
AK Transneft OAO Preference Shares	223	579
Mobile TeleSystems PJSC ADR	64,488	577
Alrosa PJSC	349,300	406
Severstal PJSC GDR	25,695	351
Inter RAO UES PJSC	5,057,000	341
Magnit PJSC GDR	26,858	306
Moscow Exchange MICEX-RTS PJSC	201,426	299
Novolipetsk Steel PJSC	144,980	283
Magnit PJSC	5,134	259
Polyus PJSC GDR	4,076	240
Polyus PJSC	1,910	223
Sberbank of Russia PJSC ADR	14,446	212
Tatneft PJSC	13,843	162
Rostelecom PJSC	120,210	147
Magnitogorsk Iron & Steel Works PJSC	246,000	140
PhosAgro PJSC GDR	10,445	132
RusHydro PJSC	16,098,000	128
Aeroflot PJSC	73,719	123
Tatneft PAO Preference Shares	10,870	112
Federal Grid Co. Unified Energy System PJSC	36,460,000	105
Sistema PJSFC	394,300	90
PhosAgro PJSC	1,668	63
Unipro PJSC	1,488,000	61
Mobile TeleSystems PJSC	9,210	41
Rosneft Oil Co. PJSC	5,910	39
Severstal PJSC	2,705	37
		29,715
Saudi Arabia (0.9%)
Saudi Basic Industries Corp.	99,801	2,334
Al Rajhi Bank	135,136	2,177
National Commercial Bank	150,274	1,744
Saudi Telecom Co.	66,635	1,703
Riyad Bank	148,033	876
Samba Financial Group	109,499	809
Saudi Electricity Co.	87,903	487
Saudi Arabian Fertilizer Co.	22,254	464
Alinma Bank	82,431	461
Yanbu National Petrochemical Co.	25,649	340
Jarir Marketing Co.	6,497	274
* Dar Al Arkan Real Estate Development Co.	56,294	181
Bank Al-Jazira	42,960	149
Sahara International Petrochemical Co.	33,643	148
Advanced Petrochemical Co.	11,849	147
Saudi Cement Co.	7,997	146
Saudi Industrial Investment Group	23,510	132
Saudi Airlines Catering Co.	3,975	92
Seera Group Holding	15,604	76
Qassim Cement Co.	5,185	75
Yanbu Cement Co.	8,210	70
		12,885
Singapore (1.5%)
DBS Group Holdings Ltd.	265,478	5,060
Oversea-Chinese Banking Corp. Ltd.	497,400	3,999
United Overseas Bank Ltd.	189,545	3,732
Singapore Telecommunications Ltd.	1,095,288	2,652
Keppel Corp. Ltd.	210,612	1,061
CapitaLand Ltd.	368,500	974
Singapore Exchange Ltd.	122,732	806
Singapore Technologies Engineering Ltd.	226,100	662
Singapore Airlines Ltd.	78,600	543
ComfortDelGro Corp. Ltd.	305,600	516
Venture Corp. Ltd.	39,500	458
Singapore Press Holdings Ltd.	241,000	392
SATS Ltd.	91,800	341
Singapore Post Ltd.	209,900	148
Golden Agri-Resources Ltd.	908,500	136
Hutchison Port Holdings Trust	722,000	112
StarHub Ltd.	76,200	73
Frasers Property Ltd.	49,800	67
SIA Engineering Co. Ltd.	33,000	65
		21,797

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
South Africa (1.3%)
	Standard Bank Group Ltd.	189,863	2,180
	FirstRand Ltd.	472,138	2,041
	MTN Group Ltd.	266,560	1,650
	Sasol Ltd.	82,537	1,496
	Sanlam Ltd.	260,367	1,370
	Absa Group Ltd.	107,499	1,103
	Old Mutual Ltd.	697,558	907
	Nedbank Group Ltd.	59,502	903
	Vodacom Group Ltd.	88,924	777
	RMB Holdings Ltd.	114,403	602
	Woolworths Holdings Ltd.	144,085	548
	NEPI Rockcastle plc	52,093	454
	Foschini Group Ltd.	34,973	403
	Mr Price Group Ltd.	37,335	395
	SPAR Group Ltd.	27,376	368
	Tiger Brands Ltd.	25,345	360
	Life Healthcare Group Holdings Ltd.	202,205	319
	Exxaro Resources Ltd.	37,492	307
	AVI Ltd.	46,537	267
	Investec Ltd.	42,853	243
	Barloworld Ltd.	30,150	240
	Netcare Ltd.	211,441	239
	Truworths International Ltd.	60,818	216
	Rand Merchant Investment Holdings Ltd.	107,130	212
	Sappi Ltd.	81,176	208
	Telkom SA SOC Ltd.	41,737	191
	Momentum Metropolitan Holdings	140,893	188
	Kumba Iron Ore Ltd.	7,363	179
	African Rainbow Minerals Ltd.	14,786	148
	Pioneer Foods Group Ltd.	19,633	140
	Liberty Holdings Ltd.	17,037	131
	Santam Ltd.	5,878	110
	Reunert Ltd.	22,643	107
	Coronation Fund Managers Ltd.	36,685	103
	JSE Ltd.	11,823	102
	Distell Group Holdings Ltd.	11,475	102
	MAS Real Estate Inc.	64,758	81
	Assore Ltd.	4,752	80
	Tsogo Sun Gaming Ltd.	69,678	57
	Tsogo Sun Hotels Ltd.	69,630	17
	Sibanye Gold Ltd.	20	—
			19,544
South Korea (1.2%)
	Samsung Electronics Co. Ltd. Preference Shares	121,581	4,280
	Shinhan Financial Group Co. Ltd.	66,688	2,430
	KB Financial Group Inc.	57,194	2,059
	KT&G Corp.	16,360	1,404
	Hana Financial Group Inc.	43,727	1,266
	SK Innovation Co. Ltd.	8,425	1,153
	Woori Financial Group Inc.	82,401	831
	SK Telecom Co. Ltd. ADR	30,998	715
	Woongjin Coway Co. Ltd.	8,239	650
	S-Oil Corp.	5,993	512
	Industrial Bank of Korea	40,166	407
	DB Insurance Co. Ltd.	6,913	300
	BNK Financial Group Inc.	43,330	259
	Cheil Worldwide Inc.	10,127	215
	Hyundai Marine & Fire Insurance Co. Ltd.	8,910	193
	NH Investment & Securities Co. Ltd.	18,134	188
	DGB Financial Group Inc.	23,076	139
	Samsung Card Co. Ltd.	4,245	122
	Hite Jinro Co. Ltd.	4,296	105
	KEPCO Plant Service & Engineering Co. Ltd.	2,979	83
	Ssangyong Cement Industrial Co. Ltd.	14,555	73
	HDC Holdings Co. Ltd.	5,288	54
	Doosan Co. Ltd.	792	53
*	Doosan Solus Co. Ltd.	1,232	19
*	Doosan Fuel Cell Co. Ltd.	2,235	15
	Hyosung TNC Co. Ltd.	12	2
			17,527
Spain (3.2%)
	Banco Santander SA (XMAD)	2,347,173	9,425
	Iberdrola SA	870,932	8,952
	Banco Bilbao Vizcaya Argentaria SA	979,202	5,157
	Telefonica SA	670,242	5,147
	Repsol SA	196,942	3,246
	Ferrovial SA	70,248	2,073
2	Aena SME SA	10,411	1,911
	CaixaBank SA	531,655	1,525
	ACS Actividades de Construccion y Servicios SA	35,804	1,453
	Red Electrica Corp. SA	64,009	1,286
	Endesa SA	46,753	1,273
	Naturgy Energy Group SA	44,940	1,224
	Banco de Sabadell SA	832,662	915
	Enagas SA	33,728	835
	Bankinter SA	102,601	711
	Mapfre SA	148,857	415
	Bankia SA	181,383	346
	Acciona SA	3,025	315

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Banco Santander SA (XMEX)	77,341	306
	Zardoya Otis SA	25,297	192
	Mediaset Espana Comunicacion SA	462	3
			46,710
Sweden (1.6%)
^	Investor AB Class B	66,634	3,419
	Volvo AB Class B	220,759	3,308
^	Hennes & Mauritz AB Class B	129,325	2,711
	Svenska Handelsbanken AB Class A	211,114	2,119
	Swedbank AB Class A	147,790	2,071
	Skandinaviska Enskilda Banken AB Class A	212,468	2,038
	Telia Co. AB	388,478	1,709
	Skanska AB Class B	52,883	1,127
	Tele2 AB	78,616	1,125
	Boliden AB	40,477	1,091
	SKF AB	56,761	1,028
^	Kinnevik AB	35,535	972
	Castellum AB	39,911	816
	Svenska Handelsbanken AB Class B	9,217	93
	ICA Gruppen AB	32	1
			23,628
Switzerland (3.1%)
	Zurich Insurance Group AG	21,515	8,427
	UBS Group AG	505,706	5,985
	ABB Ltd.	263,584	5,535
	Swiss Re AG	41,011	4,302
	LafargeHolcim Ltd.	74,498	3,845
	Swiss Life Holding AG	4,899	2,454
	SGS SA	757	1,974
	Swisscom AG	3,740	1,913
	Julius Baer Group Ltd.	32,082	1,421
	Adecco Group AG	22,668	1,348
	Baloise Holding AG	6,884	1,273
	Kuehne & Nagel International AG	7,435	1,201
	Roche Holding AG (Bearer)	3,890	1,160
	Swiss Prime Site AG	11,203	1,155
	PSP Swiss Property AG	5,840	773
	Helvetia Holding AG	4,848	681
	Flughafen Zurich AG	2,849	513
	Pargesa Holding SA	5,768	456
	Dufry AG	4,050	352
	Banque Cantonale Vaudoise	415	325
	Sulzer AG	2,468	250
			45,343
Taiwan (5. 6%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,548,118	34,771
	Hon Hai Precision Industry Co. Ltd.	1,762,000	4,654
	MediaTek Inc.	217,826	2,909
	Formosa Plastics Corp.	717,879	2,304
	Nan Ya Plastics Corp.	829,000	1,959
	CTBC Financial Holding Co. Ltd.	2,676,120	1,860
	Uni-President Enterprises Corp.	709,000	1,751
	Fubon Financial Holding Co. Ltd.	1,082,000	1,583
	Mega Financial Holding Co. Ltd.	1,606,000	1,576
^	Chunghwa Telecom Co. Ltd. ADR	42,075	1,539
	Cathay Financial Holding Co. Ltd.	1,159,908	1,535
	Formosa Chemicals & Fibre Corp.	503,000	1,462
	China Steel Corp.	1,830,000	1,409
	Delta Electronics Inc.	317,802	1,395
	First Financial Holding Co. Ltd.	1,450,751	1,064
	Yuanta Financial Holding Co. Ltd.	1,660,000	1,037
	Hua Nan Financial Holdings Co. Ltd.	1,338,708	962
	Taiwan Cement Corp.	711,478	945
	Catcher Technology Co. Ltd.	108,672	921
	Taiwan Mobile Co. Ltd.	233,000	869
	Chailease Holding Co. Ltd.	179,860	810
	Quanta Computer Inc.	391,000	750
	Asustek Computer Inc.	104,268	707
	Taishin Financial Holding Co. Ltd.	1,478,310	686
	ASE Technology Holding Co. Ltd.	256,171	665
	Chunghwa Telecom Co. Ltd.	175,000	644
	United Microelectronics Corp. ADR	282,031	637
	Formosa Petrochemical Corp.	199,000	634
	SinoPac Financial Holdings Co. Ltd.	1,541,641	633
	Yageo Corp.	57,000	585
	Pegatron Corp.	294,000	571
	Far Eastern New Century Corp.	575,000	559

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Far EasTone Telecommunications Co. Ltd.	233,000	559
Novatek Microelectronics Corp.	83,000	532
Pou Chen Corp.	390,000	521
Lite-On Technology Corp.	314,194	518
Realtek Semiconductor Corp.	69,000	512
Asia Cement Corp.	342,000	483
Cheng Shin Rubber Industry Co. Ltd.	266,994	420
Eclat Textile Co. Ltd.	29,200	391
Wistron Corp.	404,656	371
Globalwafers Co. Ltd.	31,000	370
Feng TAY Enterprise Co. Ltd.	53,400	361
Compal Electronics Inc.	581,000	347
Foxconn Technology Co. Ltd.	156,190	334
Inventec Corp.	439,994	319
Vanguard International Semiconductor Corp.	127,000	271
Nanya Technology Corp.	117,000	268
Chicony Electronics Co. Ltd.	84,370	262
Synnex Technology International Corp.	190,000	227
Teco Electric and Machinery Co. Ltd.	251,000	223
Taiwan Fertilizer Co. Ltd.	103,000	164
Formosa Taffeta Co. Ltd.	144,000	164
United Microelectronics Corp.	312,000	144
Taiwan Secom Co. Ltd.	39,000	112
Transcend Information Inc.	39,000	85
Oriental Union Chemical Corp.	98,000	71
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	100	5
		82,420
Thailand (0.9%)
PTT PCL (Foreign)	2,198,500	3,294
Advanced Info Service PCL (Foreign)	165,604	1,256
Siam Commercial Bank PCL (Foreign)	325,900	1,208
Siam Cement PCL NVDR	79,400	966
PTT Exploration & Production PCL (Foreign)	200,030	798
Intouch Holdings PCL (Foreign)	282,206	617
Siam Cement PCL (Foreign)	44,550	542
PTT Global Chemical PCL (Foreign)	308,899	522
Krung Thai Bank PCL (Foreign)	899,300	494
Digital Telecommunications Infrastructure Fund (Foreign)	772,997	456
Bangkok Bank PCL (Foreign)	70,400	407
Thai Oil PCL (Foreign)	133,600	303
Ratchaburi Electricity Generating Holding PCL (Foreign)	108,600	265
Banpu PCL	628,800	242
Land & Houses PCL (Foreign)	604,300	194
IRPC PCL (Foreign)	1,602,800	180
Thai Union Group PCL	342,300	165
Siam Commercial Bank PCL	30,700	114
Land & Houses PCL	345,100	111
Delta Electronics Thailand PCL	73,600	107
Siam City Cement PCL (Foreign)	12,232	88
Intouch Holdings PCL NVDR	32,600	71
Thai Union Frozen Products PCL (Foreign)	75,500	36
Electricity Generating PCL (Foreign)	697	8
Charoen Pokphand Foods PCL (Foreign)	4,200	3
		12,447
Turkey (0.2%)
Turkiye Garanti Bankasi AS	311,096	500
Akbank T.A.S.	394,746	477
Tupras Turkiye Petrol Rafinerileri AS	18,576	404
Turkcell Iletisim Hizmetleri AS	157,109	345
Eregli Demir ve Celik Fabrikalari TAS	199,609	228
* Turkiye Is Bankasi AS	208,186	211
TAV Havalimanlari Holding AS	24,689	113
Ford Otomotiv Sanayi AS	8,913	101
Petkim Petrokimya Holding AS	152,845	92

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Enka Insaat ve Sanayi AS	87,765	89
	Turk Telekomunikasyon AS	74,684	76
	Tekfen Holding AS	25,555	76
	Tofas Turk Otomobil Fabrikasi AS	17,337	68
	Turkiye Sise ve Cam Fabrikalari AS	85,947	65
	Iskenderun Demir ve Celik AS	20,117	21
*	Turkiye Halk Bankasi AS	1,321	1
			2,867
United Arab Emirates (0.4%)
	First Abu Dhabi Bank PJSC	648,001	2,682
	Emirates Telecommunications Group Co. PJSC	259,009	1,168
	Abu Dhabi Commercial Bank PJSC	394,225	836
	Aldar Properties PJSC	568,383	363
	Dubai Islamic Bank PJSC	242,951	350
	Abu Dhabi Islamic Bank PJSC	137,345	200
	Emaar Malls PJSC	299,613	159
	Air Arabia PJSC	325,568	121
	Dana Gas PJSC	437,823	109
	Dubai Investments PJSC	296,770	104
*	DAMAC Properties Dubai Co. PJSC	241,142	57
	Al Waha Capital PJSC	703	—
			6,149
United Kingdom (16.6%)
	HSBC Holdings plc	2,992,595	22,609
	Royal Dutch Shell plc Class A	679,258	19,690
	AstraZeneca plc	194,021	18,920
	BP plc	2,942,743	18,661
	GlaxoSmithKline plc	724,520	16,595
	Royal Dutch Shell plc Class B	508,425	14,643
	British American Tobacco plc	333,226	11,655
	Unilever plc	161,030	9,642
	Rio Tinto plc	162,451	8,458
	Vodafone Group plc	3,966,514	8,095
	Lloyds Banking Group plc	10,440,997	7,680
	BHP Group plc	307,222	6,516
	National Grid plc	513,299	6,002
	Barclays plc	2,538,959	5,507
	Glencore plc	1,626,703	4,910
	Anglo American plc	184,853	4,758
	Standard Chartered plc	389,545	3,535
	BAE Systems plc	472,267	3,528
	BT Group plc	1,287,732	3,417
	Aviva plc	575,910	3,104
	Imperial Brands plc	140,754	3,088
	Legal & General Group plc	874,158	2,988
	SSE plc	151,078	2,513
	WPP plc	180,501	2,253
	Royal Bank of Scotland Group plc	671,634	1,857
	Persimmon plc	46,922	1,384
	Standard Life Aberdeen plc	351,394	1,382
	Barratt Developments plc	149,353	1,221
	Smurfit Kappa Group plc	35,370	1,177
	United Utilities Group plc	100,768	1,138
	St. James’s Place plc	77,675	1,048
	Taylor Wimpey plc	482,750	1,035
	RSA Insurance Group plc	152,502	1,032
	Severn Trent plc	35,093	1,026
	Berkeley Group Holdings plc	17,409	992
	GVC Holdings plc	85,815	990
	ITV plc	555,156	963
	Carnival plc	23,264	931
	Meggitt plc	114,934	930
	DS Smith plc	189,037	876
	Wm Morrison Supermarkets plc	328,737	849
	Kingfisher plc	314,908	845
	TUI AG	64,498	844
	Centrica plc	861,676	811
	Admiral Group plc	30,591	801
	Polymetal International plc	46,519	765
	Bellway plc	18,263	747
	Pennon Group plc	62,622	728
	Direct Line Insurance Group plc	204,707	722
	Phoenix Group Holdings plc	78,130	714
	Micro Focus International plc	49,886	685
	Marks & Spencer Group plc	289,560	682
	Schroders plc	16,527	663
	International Consolidated Airlines Group SA (London Shares)	96,101	662
	J Sainsbury plc	242,998	640
	G4S plc	229,634	616
	Tate & Lyle plc	69,569	607
	Investec plc	98,741	560
	IMI plc	40,374	525
	Inchcape plc	60,920	509

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	easyJet plc	28,510	457
	Cineworld Group plc	150,367	433
	John Wood Group plc	98,416	432
	Evraz plc	80,984	386
	Ashmore Group plc	56,487	341
	Virgin Money UK plc	182,622	325
	Babcock International Group plc	37,505	269
	British American Tobacco plc ADR	4,220	148
	Dixons Carphone plc	732	1
	Travis Perkins plc	38	1
	Inmarsat plc	21	—
			243,517
United States (0.0%)
	ASE Technology Holding Co. Ltd. ADR	124,585	635
	Grupo Aval Acciones y Valores SA ADR	7,552	62
			697
Total Common Stocks
(Cost $1,480,921)			1,454,416
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.1%)
3,4	Vanguard Market Liquidity Fund, 1.984%	161,001	16,102

		Face
		Amount
		($000)
	U.S. Government and Agency Obligations (0.1%)
5	United States Treasury Bill, 2.157%, 11/7/19	750	750
5	United States Treasury Bill, 2.048%, 11/21/19	100	100
			850
Total Temporary Cash Investments
(Cost $16,951)			16,952
Total Investments (100.6%)
(Cost $1,497,872)			1,471,368

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	65
Receivables for Investment Securities Sold	4,674
Receivables for Accrued Income	5,820
Receivables for Capital Shares Issued	105
Unrealized Appreciation—Forward Currency Contracts	10
Other Assets	2,116
Total Other Assets	12,790
Liabilities
Payables for Investment Securities Purchased	(982)
Collateral for Securities on Loan	(16,095)
Payables for Capital Shares Redeemed	(53)
Payables to Vanguard	(199)
Variation Margin Payable—Futures Contracts	(3)
Other Liabilities	(3,896)
Total Liabilities	(21,228)
Net Assets (100%)	1,462,930

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,487,144
Total Distributable Earnings (Loss)	(24,214)
Net Assets	1,462,930

ETF Shares—Net Assets
Applicable to 20,636,068 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,264,332
Net Asset Value Per Share—ETF Shares	$61.27

International High Dividend Yield Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 6,689,662 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	198,598
Net Asset Value Per Share—Admiral Shares	$29.69

• See Note A in Notes to Financial Statements.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,872,000.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate value of these securities was $12,562,000, representing 0.9% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Collateral of $16,095,000 was received for securities on loan.

5 Securities with a value of $250,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

NVDR—Non-Voting Depository Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	55	8,348	109

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date	Receive		Deliver		($000)	($000)
Goldman Sachs International	12/30/19	USD	2,291	JPY	245,218	10	—

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends[1]	59,818
Interest[2]	131
Securities Lending—Net	399
Total Income	60,348
Expenses
The Vanguard Group—Note B
Investment Advisory Services	184
Management and Administrative—Investor Shares	18
Management and Administrative—ETF Shares	2,418
Management and Administrative—Admiral Shares	436
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	59
Marketing and Distribution—Admiral Shares	12
Custodian Fees	133
Auditing Fees	43
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—ETF Shares	32
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	3,339
Expenses Paid Indirectly	(21)
Net Expenses	3,318
Net Investment Income	57,030
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,683
Futures Contracts	(162)
Forward Currency Contracts	(176)
Foreign Currencies	(85)
Realized Net Gain (Loss)	1,260
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	48,747
Futures Contracts	582
Forward Currency Contracts	130
Foreign Currencies	111
Change in Unrealized Appreciation (Depreciation)	49,570
Net Increase (Decrease) in Net Assets Resulting from Operations	107,860

1 Dividends are net of foreign withholding taxes of $5,774,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $109,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,030	43,697
Realized Net Gain (Loss)	1,260	5,268
Change in Unrealized Appreciation (Depreciation)	49,570	(143,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,860	(94,242)
Distributions
Net Investment Income
Investor Shares	(149)	(349)
ETF Shares	(46,829)	(33,497)
Admiral Shares	(8,233)	(7,177)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(55,211)	(41,023)
Capital Share Transactions
Investor Shares	(8,751)	834
ETF Shares	329,989	403,658
Admiral Shares	10,466	35,215
Net Increase (Decrease) from Capital Share Transactions	331,704	439,707
Total Increase (Decrease)	384,353	304,442
Net Assets
Beginning of Period	1,078,577	774,135
End of Period	1,462,930	1,078,577

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Investor Shares

	Nov. 1,			Feb. 25,
	2018 to		Year Ended	2016[2] to
	July 26,		October 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2019[1]	2018	2017	2016
Net Asset Value, Beginning of Period	$23.56	$26.29	$22.24	$20.00
Investment Operations
Net Investment Income[3]	.775	1.033	.947	.578
Net Realized and Unrealized Gain (Loss) on Investments[4]	.757	(2.840)	3.865	2.059
Total from Investment Operations	1.532	(1.807)	4.812	2.637
Distributions
Dividends from Net Investment Income	(.762)	(.923)	(.762)	(.397)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.762)	(.923)	(.762)	(.397)
Net Asset Value, End of Period	$24.33[1]	$23.56	$26.29	$22.24

Total Return[5]	6.66%[6]	-7.09%[6]	21.92%[6]	13.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$—	$9	$9	$3
Ratio of Total Expenses to Average Net Assets	0.42%[7]	0.42%	0.42%	0.42%[7,8]
Ratio of Net Investment Income to Average Net Assets	4.41%[7]	3.96%	3.63%	3.55%[7]
Portfolio Turnover Rate[9]	15%[10]	10%	8%	6%

1   Net asset value as of July 26, 2019, on which date the remaining Investor Shares were converted to Admiral Shares.

2   Inception.

3   Calculated based on average shares outstanding.

4   Includes increases from purchase and redemption fees of $.01 for 2019, $.01 for 2018, and $.02 for 2017.

5   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

6   Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

7   Annualized.

8   The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.73%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.

9   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

10     Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares

				Feb. 25,
				2016[1] to
For a Share Outstanding		Year Ended October 31,		Oct. 31,
Throughout Each Period	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$58.85	$65.69	$55.61	$50.00
Investment Operations
Net Investment Income[2]	2.746	2.639	2.329	1.323
Net Realized and Unrealized Gain (Loss) on Investments[3]	2.302	(7.097)	9.763	5.305
Total from Investment Operations	5.048	(4.458)	12.092	6.628
Distributions
Dividends from Net Investment Income	(2.628)	(2.382)	(2.012)	(1.018)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(2.628)	(2.382)	(2.012)	(1.018)
Net Asset Value, End of Period	$61.27	$58.85	$65.69	$55.61

Total Return	8.87%	-7.03%	22.03%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,264	$889	$598	$117
Ratio of Total Expenses to Average Net Assets	0.27%	0.32%	0.32%	0.32%[4],[5]
Ratio of Net Investment Income to Average Net Assets	4.59%	4.06%	3.73%	3.65%[4]
Portfolio Turnover Rate[6]	15%	10%	8%	6%

1   Inception.

2   Calculated based on average shares outstanding.

3   Includes increases from purchase and redemption fees of $.01 for 2019, $.02 for 2018, and $.04 for 2017.

4   Annualized.

5   The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.

6   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares

				March 2,
				2016[1] to
For a Share Outstanding		Year Ended October 31,		Oct. 31,
Throughout Each Period	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.52	$31.83	$26.92	$25.00
Investment Operations
Net Investment Income[2]	1.322	1.264	1.114	.597
Net Realized and Unrealized Gain (Loss) on Investments[3]	1.120	(3.423)	4.743	1.817
Total from Investment Operations	2.442	(2.159)	5.857	2.414
Distributions
Dividends from Net Investment Income	(1.272)	(1.151)	(.947)	(.494)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.272)	(1.151)	(.947)	(.494)
Net Asset Value, End of Period	$29.69	$28.52	$31.83	$26.92

Total Return[4]	8.83%[5]	-7.00%[5]	22.04%[5]	9.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$199	$181	$168	$84
Ratio of Total Expenses to Average Net Assets	0.27%	0.32%	0.32%	0.32%[6],[7]
Ratio of Net Investment Income to Average Net Assets	4.57%	4.06%	3.73%	3.65%[6]
Portfolio Turnover Rate[8]	15%	10%	8%	6%

1   Inception.

2   Calculated based on average shares outstanding.

3   Includes increases from purchase and redemption fees of $.01 for 2019, $.01 for 2018, and $.02 for 2017.

4   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

5   Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

6   Annualized.

7   The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.

8   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. Prior to July 26, 2019, the fund offered Investor Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective at the close of business on July 26, 2019, the remaining Investor Shares were converted to Admiral Shares.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse

International High Dividend Yield Index Fund

is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

International High Dividend Yield Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International High Dividend Yield Index Fund

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $65,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $21,000 (an annual rate of 0.00% of average net assets).

D.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	147,827	1,210	—
Common Stocks—Other	4,139	1,301,240	—
Temporary Cash Investments	16,102	850	—
Futures Contracts—Liabilities[1]	(3)	—	—
Forward Currency Contracts—Assets	—	10	—
Total	168,065	1,303,310	—

1 Represents variation margin on the last day of the reporting period.

International High Dividend Yield Index Fund

E.           At October 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	—	10	10
Total Assets	—	10	10

Variation Margin Payable—Futures Contracts	(3)	—	(3)
Total Liabilities	(3)	—	(3)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(162)	—	(162)
Forward Currency Contracts	—	(176)	(176)
Realized Net Gain (Loss) on Derivatives	(162)	(176)	(338)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	582	—	582
Forward Currency Contracts	—	130	130
Change in Unrealized Appreciation (Depreciation) on Derivatives	582	130	712

F.            Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(1)
Total Distributable Earnings (Loss)	1

International High Dividend Yield Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,526
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(3,605)
Net Unrealized Gains (Losses)	(28,116)

* The fund used capital loss carryforwards of $1,863,000 to offset taxable capital gains realized during the year ended October 31, 2019.

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,499,529
Gross Unrealized Appreciation	115,068
Gross Unrealized Depreciation	(143,229)
Net Unrealized Appreciation (Depreciation)	(28,161)

G.          During the year ended October 31, 2019, the fund purchased $511,064,000 of investment securities and sold $179,098,000 of investment securities, other than temporary cash investments. Purchases and sales include $275,166,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International High Dividend Yield Index Fund

H.   Capital share transactions for each class of shares were:

			Year Ended October 31,
	2019			2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	452	19	7,139	269
Issued in Lieu of Cash Distributions	140	6	323	13
Redeemed[2,3]	(9,343)	(388)	(6,628)	(256)
Net Increase (Decrease)—Investor Shares	(8,751)	(363)	834	26
ETF Shares
Issued[1]	329,989	5,526	461,728	6,912
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	—	—	(58,070)	(900)
Net Increase (Decrease)—ETF Shares	329,989	5,526	403,658	6,012
Admiral Shares
Issued[1,3]	50,620	1,746	79,430	2,484
Issued in Lieu of Cash Distributions	6,920	243	6,055	197
Redeemed[2]	(47,074)	(1,635)	(50,270)	(1,611)
Net Increase (Decrease)—Admiral Shares	10,466	354	35,215	1,070

1   Includes purchase fees for fiscal 2019 and 2018 of $193,000 and $212,000, respectively (fund totals).

2   Net of redemption fees for fiscal 2019 and 2018 of $102,000 and $124,000, respectively (fund totals).

3   In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 316,000 and 261,000 shares, respectively, in the amount of $7,630,000 from the conversion during the year ended October 31, 2019.

I.    Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (two of the funds constituting Vanguard Whitehall Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard International Dividend Appreciation Index Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $17,121,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $32,865,000 and foreign taxes paid of $2,692,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

Special 2019 tax information (unaudited) for Vanguard International High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $39,108,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $65,538,000 and foreign taxes paid of $4,272,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “ MTS®”, “ FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates “NASDAQ OMX”), and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.

© 2019 The Vanguard Group, Inc.

All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138;

7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q20150 122019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2019: $317,000
Fiscal Year Ended October 31, 2018: $328,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2019: $9,568,215
Fiscal Year Ended October 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2019: $3,012,031
Fiscal Year Ended October 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)        Tax Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)        All Other Fees.

Fiscal Year Ended October 31, 2019: $0
Fiscal Year Ended October 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2019

VANGUARD WHITEHALL FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.